United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/14

Date of Reporting Period: 10/31/14

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	KAUAX
B	KAUBX
C	KAUCX

Federated Kaufmann Fund
Successor to the Kaufmann Fund, Inc., with performance history since February 21, 1986

A Portfolio of Federated Equity Funds

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014, was 14.54% for the Class A Shares, 13.83% for the Class B Shares and 13.83% for the Class C Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1 the Fund's broad-based securities market index, was 14.59% for the same period. The total return of the Morningstar Mid-Cap Growth Funds Average (MMCGFA),2 a peer group average for the Fund, was 10.21% for the same period. The Fund's and MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund's Class A Shares.
Market Overview
During the reporting period, the global equity markets performed well with the United States' stock markets outperforming. Central banks around the world continued their monetary easing during the year especially with the unconventional actions taken by the European Central Bank during 2014. The U.S. Federal Reserve (the Fed) exited its quantitative easing program in October as positive economic data supported less stimulative action. Worries about global growth slowing pressured many base commodities (i.e., Oil and Metals) and caused some deflationary pressures. Despite persistent geopolitical headwinds, e.g., Ukraine and Middle East, foreign economies continued to grow, albeit slowly, while policymakers around the world continued to lean towards stimulus which drove the U.S. Dollar Index4 to a four year high. Despite these uncertainties, the equity markets performed very well, and corporate earnings remained strong during the reporting period.
Stock Selection
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as an accommodating Fed along with other central banks in the world. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong throughout the past year. Fund management continued to find attractive mid-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
Annual Shareholder Report
1

The Fund underperformed the RMCGI on a net basis. The majority of the outperformance on a gross return basis was due to sector weighting particularly in the Health Care and Materials sectors. Individual companies that most contributed to performance during the year were Salix Pharmaceutical, Puma Biotechnology, Dexcom, Illumina, Dyax, Alkermes, NXP Semiconductors, Gilead Sciences, Intermune and Examworks. Laggard companies that hurt relative Fund performance were Zogenix, Yoox, Frank International, Eclipse Resources, Protalix, Channeladvisor, Prada, Kansas City Southern, Moneygram and FMSA holdings.
Sector Exposure
At the end of the reporting period, approximately 73% of the Fund was invested in four large sectors: Health Care, Industrials, Information Technology and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting the Health Care and Materials sectors benefited relative Fund performance versus the RMCGI. Underweighting in the Consumer Discretionary and Consumer Staples hurt relative Fund performance.
International Exposure
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance. However, the approximately 5% of the portfolio assets that were invested in such companies during the year hurt relative Fund performance because U.S. stock markets generally outperformed international stock markets.
Effect of Cash Holdings
The Fund had significant cash outflows during the reporting period which resulted in an average cash position of 4.4%. In a rising market, the cash holdings resulted in a modest drag on relative performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund (the “Fund”) from October 31, 2004 to October 31, 2014, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid-Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	8.24%	13.56%	8.14%
Class B Shares	8.42%	13.92%	8.28%
Class C Shares	12.85%	14.17%	8.17%
RMCGI	14.59%	18.73%	10.17%
MMCGFA	10.21%	16.47%	9.09%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MMCGFA have been adjusted to reflect reinvestment of all dividends on securities in the index and the average.
2	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	37.1%
Information Technology	16.6%
Financials	10.4%
Consumer Discretionary	9.4%
Industrials	9.2%
Materials	8.0%
Energy	2.6%
Consumer Staples	1.7%
Utilities	0.6%
Telecommunication Services	0.2%
Securities Lending Collateral[2]	16.5%
Cash Equivalents[3]	4.3%
Other Assets and Liabilities—Net[4]	(16.6)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities, which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
October 31, 2014
Shares or Principal Amount			Value
		COMMON STOCKS—95.6%
		Consumer Discretionary—9.4%
144,300	[1]	Amazon.com, Inc.	$44,077,878
1,198,920	[1,2,3]	Elior SCA	18,340,108
1,075,000	[1,4]	Five Below, Inc.	42,860,250
616,000	[1]	Hilton Worldwide Holdings, Inc.	15,547,840
945,000	[1]	LKQ Corp.	26,998,650
1,607,000	[1]	La Quinta Holdings, Inc.	32,798,870
552,700		Las Vegas Sands Corp.	34,411,102
978,700	[1,4]	Markit Ltd.	24,995,998
27,091,412		NagaCorp Limited	22,760,000
980,000	[1]	One Group Hospitality, Inc./The	4,900,000
21,500	[1]	Priceline.com, Inc.	25,933,515
29,911,900		Samsonite International SA	99,877,270
845,700		Starbucks Corp.	63,901,092
240,000	[4]	Whirlpool Corp.	41,292,000
1,387,400	[1]	Yoox SpA	25,633,926
		TOTAL	524,328,499
		Consumer Staples—1.7%
421,000	[1,4]	Hain Celestial Group, Inc.	45,573,250
1,775,000	[1,4]	Sprouts Farmers Market, Inc.	51,670,250
		TOTAL	97,243,500
		Energy—2.6%
630,000	[1,4]	Antero Resources Corp.	33,037,200
2,965,762	[1,4]	FMSA Holdings, Inc.	36,449,215
1,125,000		Halliburton Co.	62,032,500
524,983	[1]	Memorial Resource Development Corp.	14,221,789
		TOTAL	145,740,704
		Financials—10.4%
3,600,000		American International Group, Inc.	192,852,000
603,923		Artisan Partners Asset Management, Inc.	29,278,187
238,600		BlackRock, Inc.	81,388,846
750,000	[1]	CBRE Group, Inc.	24,000,000
712,626		CETIP SA-Mercados Organizado	9,030,411
480,000		Crown Castle International Corp.	37,497,600
2,745,639	[4]	EverBank Financial Corp.	52,578,987
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
1	[1,2,5]	FA Private Equity Fund IV LP	$765,991
330,000		Housing Development Finance Corp. Ltd.	5,927,460
1	[1,2,5]	Infrastructure Fund	0
1,200,000		JPMorgan Chase & Co.	72,576,000
1	[1,2,5]	Peachtree Leadscope LLC	0
343,700	[4]	Ryman Hospitality Properties	16,961,595
1,098,200		Wells Fargo & Co.	58,303,438
		TOTAL	581,160,515
		Health Care—36.9%
80,000	[1,4]	Agios Pharmaceuticals, Inc.	6,722,400
2,880,000	[1,4]	Alkermes, Inc.	145,584,000
391,400	[1,4]	Amsurg Corp.	21,139,514
1	[2,5]	Apollo Investment Fund V	773,203
3,857,147	[1,4,6]	BioDelivery Sciences International, Inc.	67,114,358
300,000	[1]	Biogen Idec, Inc.	96,324,000
91,015	[1]	Celgene Corp.	9,746,796
11,152,915	[1,6]	Corcept Therapeutics, Inc.	36,246,974
1,488,149	[1,4]	Cubist Pharmaceuticals, Inc.	107,578,291
1	[2,5]	Denovo Ventures I LP	429,921
126,065	[1,6]	Dexcom, Inc.	5,666,622
3,389,253	[1,4,6]	Dexcom, Inc.	152,346,922
12,850,000	[1,6]	Dyax Corp.	158,954,500
11,744,600	[1,4,6]	Dynavax Technologies Corp.	19,261,144
973,774	[1,6]	Egalet Corp.	7,313,043
2,300,783	[1,4,6]	ExamWorks Group, Inc.	89,224,365
500,000	[1,4]	GW Pharmaceuticals PLC, ADR	36,875,000
637,932	[1]	Galapagos NV	8,892,935
830,000	[1,4]	Gilead Sciences, Inc.	92,960,000
200,000	[1,4]	IDEXX Laboratories, Inc.	28,334,000
900,000	[1]	Illumina, Inc.	173,322,000
1,540,000	[1,4]	Insulet Corp.	66,481,800
1	[2,5]	Latin Healthcare Fund	478,655
120,431	[1,4]	Medidata Solutions, Inc.	5,432,642
436,000	[4]	Medtronic, Inc.	29,717,760
4,610,000	[1,4]	Nektar Therapeutics	63,571,900
1,322,000	[1,4]	NuVasive, Inc.	54,069,800
244,800	[1]	Otonomy, Inc.	6,450,480
Annual Shareholder Report
7

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
409,891	[1,5]	Otonomy, Inc.	$9,720,563
461,900	[1,4]	Pharmacyclics, Inc.	60,356,473
1,500,000	[1,6]	Premier, Inc.	50,070,000
10,604,711	[1,6]	Progenics Pharmaceuticals, Inc.	51,220,754
8,014,125	[1,4,6]	Protalix Biotherapeutics, Inc.	17,631,075
231,700	[1,4]	Puma Biotechnology, Inc.	58,064,020
500,000	[1,4]	Repligen Corp.	12,610,000
200,000	[1,4]	SAGE Therapeutics, Inc.	7,824,000
1,000,000	[1,4]	Salix Pharmaceuticals Ltd.	143,850,000
605,500	[1,4]	Seattle Genetics, Inc.	22,203,685
422,400		Shire Ltd.	28,119,826
146,200	[4]	Shire Ltd., ADR	29,210,760
959,018	[1,5,6]	Soteira, Inc.	0
3,480,798	[1,4,6]	Threshold Pharmaceuticals, Inc., Class THL	10,198,738
194,600	[1,4]	Ultragenyx Pharmaceutical, Inc.	9,148,146
1,270,000	[1]	Veeva Systems, Inc.	37,820,600
20,720,476	[1,4,6]	Zogenix, Inc.	26,315,005
		TOTAL	2,065,376,670
		Industrials—9.2%
1,500,000		Air Lease Corp.	54,885,000
1,295,000		Allison Transmission Holdings, Inc.	42,061,600
544,500	[1,4]	Colfax Corp.	29,609,910
300,000		Danaher Corp.	24,120,000
700,000	[1,4]	Hexcel Corp.	29,323,000
764,000	[4]	KAR Auction Services, Inc.	23,195,040
330,000	[4]	MSC Industrial Direct Co.	26,720,100
232,457	[1,4]	Now, Inc.	6,987,658
165,000		Precision Castparts Corp.	36,415,500
2,650,000	[1,4,6]	RPX Corp.	37,232,500
50,000		Roper Industries, Inc.	7,915,000
295,000		Safran SA	18,728,002
750,000	[1]	Spirit Airlines, Inc.	54,832,500
197,400	[1]	Teledyne Technologies, Inc.	20,456,562
400,000	[1]	Verisk Analytics, Inc.	24,940,000
915,000		Wabtec Corp.	78,964,500
		TOTAL	516,386,872
Annual Shareholder Report
8

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—16.6%
594,000	[1,4]	Alibaba Group Holding Ltd., ADR	$58,568,400
1,235,000		Amadeus IT Holding SA	45,436,372
700,000		Avago Technologies Ltd.	60,375,000
500,000	[1,4]	Benefitfocus, Inc.	13,855,000
1,526,423	[1,4,6]	ChannelAdvisor Corp.	21,202,016
378,900	[1,4]	Check Point Software Technologies Ltd.	28,133,325
347,100	[1,4]	CoStar Group, Inc.	55,914,339
569,100	[1,4]	Cvent, Inc.	14,762,454
480,000	[1,4]	Demandware, Inc.	28,776,000
1,059,322	[1,2,5]	Expand Networks Ltd.	0
300,000		FLIR Systems, Inc.	10,059,000
1,100,000	[1,4]	Fleetmatics Group PLC	40,854,000
73,300	[1,4]	LinkedIn Corp.	16,782,768
573,784	[1,4]	Liquid Holdings Group, Inc.	453,289
1,625,000	[1]	Microsemi Corp.	42,363,750
300,000	[1,4]	Mobileye NV	15,603,000
1,255,000	[1]	NIC, Inc.	23,129,650
1,300,000	[1]	NXP Semiconductors NV	89,258,000
217,000	[1,4]	NetSuite, Inc.	23,579,220
1	[1,2,5]	Peachtree Open Networks	0
1,423,600	[1,4]	RADWARE Ltd.	27,034,164
595,200	[1,4]	Salesforce.com, Inc.	38,086,848
3,751	[1,2,5]	Sensable Technologies, Inc.	0
675,000	[1,4]	ServiceNow, Inc.	45,852,750
2,950,000	[1,4,6]	Textura Corp.	78,588,000
675,000	[1]	Tyler Technologies, Inc.	75,546,000
1,400,000	[1]	Vantiv, Inc.	43,288,000
285,000	[1,4]	Workday, Inc.	27,211,800
49,100	[1]	Zillow, Inc.	5,338,643
		TOTAL	930,051,788
		Materials—8.0%
191,156	[1,4]	Caesar Stone SDOT Yam Ltd.	10,677,974
353,000		Eagle Materials, Inc.	30,862,790
1,242,400	[4]	LyondellBasell Investment LLC	113,841,112
850,000		Martin Marietta Materials	99,382,000
235,831		Sherwin-Williams Co.	54,137,364
1,260,000		US Silica Holdings, Inc.	56,574,000
Annual Shareholder Report
9

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Materials—continued
214,400		Valspar Corp.	$17,615,104
952,139	[4]	Westlake Chemical Corp.	67,173,407
		TOTAL	450,263,751
		Telecommunication Services—0.2%
489,700	[1]	Zayo Group Holdings, Inc.	11,463,877
		Utilities—0.6%
781,900	[4]	ITC Holdings Corp.	30,971,059
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,306,387,409)	5,352,987,235
		WARRANTS—0.1%
		Health Care—0.1%
382,897	[1]	Alexza Pharmaceuticals, Inc., 10/5/2016	3,982
797,358	[1,6]	Corcept Therapeutics, Inc., 3/29/2015	276,045
2,750,000	[1,6]	Dynavax Technologies Corp., 4/16/2015	1,523,500
7,425,000	[1,6]	Zogenix, Inc., 7/27/2017	5,253,188
		TOTAL WARRANTS (IDENTIFIED COST $491,282)	7,056,715
		PREFERRED STOCK—0.0%
		Information Technology—0.0%
679,348	[1,2,5]	Multiplex, Inc., Pfd., Series C (IDENTIFIED COST $5,000,001)	0
		CORPORATE BOND—0.1%
		Health Care—0.1%
$4,600,000	[2,3,6]	Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A, 4.50%, 9/15/2018 (IDENTIFIED COST $4,600,000)	3,870,937
		INVESTMENT COMPANIES—20.8%
925,547,146	[6,7,8]	Federated Money Market Management, Institutional Shares, 0.08%	925,547,146
239,264,481	[6,7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06%	239,264,481
		TOTAL INVESTMENT COMPANIES (AT NET ASSET VALUE)	1,164,811,627
		TOTAL INVESTMENTS—116.6% (IDENTIFIED COST $4,481,290,319)[9]	6,528,726,514
		OTHER ASSETS AND LIABILITIES - NET—(16.6)%[10]	(929,170,817)
		TOTAL NET ASSETS—100%	$5,599,555,697
Annual Shareholder Report
10

1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2014, these restricted securities amounted to $24,658,815, which represented 0.4% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2014, these liquid restricted securities amounted to $22,211,045, which represented 0.4% of total net assets.
4	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Affiliated companies and holdings.
7	7-day net yield.
8	All or a portion of this security is held as collateral for securities lending.
9	The cost of investments for federal tax purposes amounts to $4,503,314,758.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or money market mutual funds.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
11

The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$4,547,641,857[1]	$—	$12,168,333	$4,559,810,190
International	519,461,146	273,715,899	—	793,177,045
Preferred Stock
Domestic	0	—	—	0
Debt Securities:
Corporate Bonds	—	3,870,937	—	3,870,937
Warrants	—	7,056,715	—	7,056,715
Investment Companies	1,164,811,627	—	—	1,164,811,627
TOTAL SECURITIES	$6,231,914,630	$284,643,551	$12,168,333	$6,528,726,514
1	Includes $4,537,400 of a domestic common stock transferred from Level 2 to Level 1 because observable market data was obtained for this security. Transfer shown represents the value of the security at the beginning of the period.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.59	$5.28	$4.92	$5.27	$4.22
Income From Investment Operations:
Net investment income (loss)	(0.09)[1]	(0.05)[1]	(0.05)[1]	(0.05)[1]	0.02[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.98	1.78	0.50	(0.27)	1.04
TOTAL FROM INVESTMENT OPERATIONS	0.89	1.73	0.45	(0.32)	1.06
Less Distributions:
Distributions from net investment income	—	—	—	(0.03)	(0.01)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.88)	(0.42)	(0.09)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.88)	(0.42)	(0.09)	(0.03)	(0.01)
Net Asset Value, End of Period	$6.60	$6.59	$5.28	$4.92	$5.27
Total Return[3]	14.54%	35.63%	9.45%	(6.07)%	25.11%
Ratios to Average Net Assets:
Net expenses	1.95%[4]	1.95%[4]	1.95%[4]	1.95%[4]	1.95%[4]
Net expenses excluding dividends and other expenses related to short sales	—	—	1.95%[4]	1.95%[4]	1.95%[4]
Net investment income (loss)	(1.27)%	(0.82)%	(0.97)%	(0.99)%	0.39%
Expense waiver/reimbursement[5]	0.15%	0.25%	0.28%	0.29%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,550,663	$1,508,534	$1,898,465	$1,999,940	$2,469,094
Portfolio turnover	52%	63%	61%	64%	54%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95% and 1.95% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.10	$4.94	$4.64	$4.96	$4.00
Income From Investment Operations:
Net investment income (loss)	(0.11)[1]	(0.07)[1]	(0.07)[1]	(0.08)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.89	1.65	0.46	(0.24)	0.97
TOTAL FROM INVESTMENT OPERATIONS	0.78	1.58	0.39	(0.32)	0.96
Less Distributions:
Distributions from net investment income	—	—	—	(0.00)[2]	—
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.88)	(0.42)	(0.09)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.88)	(0.42)	(0.09)	(0.00)[2]	—
Net Asset Value, End of Period	$6.00	$6.10	$4.94	$4.64	$4.96
Total Return[3]	13.83%	34.99%	8.72%	(6.40)%	24.00%
Ratios to Average Net Assets:
Net expenses	2.50%[4]	2.50%[4]	2.50%[4]	2.50%[4]	2.50%[4]
Net expenses excluding dividends and other expenses related to short sales	—	—	2.50%[4]	2.50%[4]	2.50%[4]
Net investment income (loss)	(1.81)%	(1.35)%	(1.52)%	(1.53)%	(0.27)%
Expense waiver/reimbursement[5]	0.11%	0.20%	0.23%	0.24%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$123,679	$159,846	$184,726	$301,469	$473,934
Portfolio turnover	52%	63%	61%	64%	54%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.50%, 2.50%, 2.50%, 2.50% and 2.50% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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14

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.10	$4.94	$4.64	$4.94	$4.00
Income From Investment Operations:
Net investment income (loss)	(0.11)[1]	(0.07)[1]	(0.07)[1]	(0.08)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.89	1.65	0.46	(0.24)	0.98
TOTAL FROM INVESTMENT OPERATIONS	0.78	1.58	0.39	(0.32)	0.97
Less Distributions:
Distributions from net investment income	—	—	—	(0.01)	—
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.88)	(0.42)	(0.09)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.88)	(0.42)	(0.09)	(0.01)	—
Net Asset Value, End of Period	$6.00	$6.10	$4.94	$4.64	$4.97
Total Return[3]	13.83%	34.99%	8.72%	(6.53)%	24.25%
Ratios to Average Net Assets:
Net expenses	2.50%[4]	2.50%[4]	2.50%[4]	2.50%[4]	2.50%[4]
Net expenses excluding dividends and other expenses related to short sales	—	—	2.50%[4]	2.50%[4]	2.50%[4]
Net investment income (loss)	(1.81)%	(1.39)%	(1.52)%	(1.53)%	(0.19)%
Expense waiver/reimbursement[5]	0.11%	0.20%	0.23%	0.24%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$427,755	$431,327	$392,886	$494,457	$680,501
Portfolio turnover	52%	63%	61%	64%	54%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.50%, 2.50%, 2.50%, 2.50% and 2.50% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $915,913,857 of securities loaned, $1,164,811,627 of investment in an affiliated holding and $839,509,686 of investment in affiliated companies (Note 5) (identified cost $4,481,290,319)		$6,528,726,514
Cash		38,247
Cash denominated in foreign currencies (identified cost $13,514)		13,323
Income receivable		214,933
Receivable for investments sold		10,183,248
Receivable for shares sold		1,049,042
TOTAL ASSETS		6,540,225,307
Liabilities:
Payable for investments purchased	$4,190,613
Payable for shares redeemed	5,199,274
Payable for collateral due to broker for securities lending	925,547,146
Payable for distribution services fee (Note 5)	1,277,248
Payable for other service fees (Notes 2 and 5)	2,802,499
Accrued expenses (Note 5)	1,652,830
TOTAL LIABILITIES		940,669,610
Net assets for 856,405,547 shares outstanding		$5,599,555,697
Net Assets Consist of:
Paid-in capital		$2,761,080,544
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,047,430,559
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		791,044,594
TOTAL NET ASSETS		$5,599,555,697
Annual Shareholder Report
16

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,550,662,623 ÷ 235,057,365 shares outstanding), no par value, unlimited shares authorized	$6.60
Offering price per share (100/94.50 of $6.60)	$6.98
Redemption proceeds per share	$6.60
Class B Shares:
Net asset value per share ($123,678,780 ÷ 20,598,645 shares outstanding), no par value, unlimited shares authorized	$6.00
Offering price per share	$6.00
Redemption proceeds per share (94.50/100 of $6.00)	$5.67
Class C Shares:
Net asset value per share ($427,754,956 ÷ 71,274,440 shares outstanding), no par value, unlimited shares authorized	$6.00
Offering price per share	$6.00
Redemption proceeds per share (99.00/100 of $6.00)	$5.94
Class R Shares:
Net asset value per share ($3,497,459,338 ÷ 529,475,097 shares outstanding), no par value, unlimited shares authorized	$6.61
Offering price per share	$6.61
Redemption proceeds per share	$6.61
See Notes which are an integral part of the Financial Statements
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17

Statement of Operations
Year Ended October 31, 2014
Investment Income:
Dividends (including $839,385 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $660,246)		$35,396,211
Interest (including $24,725 received from an affiliated company (Note 5) and income on securities loaned of $2,161,300)		2,710,459
TOTAL INCOME		38,106,670
Expenses:
Investment adviser fee (Note 5)	$76,990,278
Administrative fee (Note 5)	4,355,366
Custodian fees	529,197
Transfer agent fee (Note 2)	6,156,896
Directors'/Trustees' fees (Note 5)	24,137
Auditing fees	39,700
Legal fees	15,932
Portfolio accounting fees	208,285
Distribution services fee (Note 5)	25,434,225
Other service fees (Notes 2 and 5)	13,822,144
Share registration costs	95,563
Printing and postage	329,289
Miscellaneous (Note 5)	82,591
TOTAL EXPENSES	128,083,603
Annual Shareholder Report
18

Statement of Operations–continued
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(5,948,552)
Waiver of other operating expenses (Note 5)	(10,092,444)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(55,921)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(16,096,917)
Net expenses			$111,986,686
Net investment income (loss)			(73,880,016)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $91,428,622 on sales of investments in affiliated companies (Note 5))			903,545,758
Net realized loss on futures contracts			(9,359,860)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(72,858,868)
Net change in unrealized depreciation of futures contracts			2,474,010
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			823,801,040
Change in net assets resulting from operations			$749,921,024
See Notes which are an integral part of the Financial Statements
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19

Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(73,880,016)	$(49,610,878)
Net realized gain on investments, futures contracts and foreign currency transactions	894,185,898	834,490,836
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(70,384,858)	885,961,817
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	749,921,024	1,670,841,775
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(198,779,147)	(149,220,635)
Class B Shares	(21,904,125)	(14,693,842)
Class C Shares	(61,119,850)	(32,449,688)
Class R Shares	(439,822,561)	(224,432,833)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(721,625,683)	(420,796,998)
Share Transactions:
Proceeds from sale of shares	298,150,900	368,719,044
Net asset value of shares issued to shareholders in payment of distributions declared	676,099,177	395,978,641
Cost of shares redeemed	(861,353,432)	(1,910,930,668)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	112,896,645	(1,146,232,983)
Change in net assets	141,191,986	103,811,794
Net Assets:
Beginning of period	5,458,363,711	5,354,551,917
End of period (including (distributions in excess of) net investment income of $0 and $(7,016,610), respectively)	$5,599,555,697	$5,458,363,711
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class R Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
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NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended October 31, 2014, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,831,332
Class B Shares	168,577
Class C Shares	515,216
Class R Shares	3,641,771
TOTAL	$6,156,896
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $23,891 of other service fees for the year ended October 31, 2014. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,833,654
Class B Shares	355,063
Class C Shares	1,087,692
Class R Shares	8,545,735
TOTAL	$13,822,144
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At October 31, 2014, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $38,431,508. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies,
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whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2014, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $708 and $7,506, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
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As of October 31, 2014, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$915,913,857	$925,547,146
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at October 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
Apollo Investment Fund V	5/18/2001	$0	$773,203
Denovo Ventures I LP	3/9/2000	$2,595,163	$429,921
Expand Networks Ltd.	9/22/2000	$2,500,000	$0
FA Private Equity Fund IV LP	3/4/2002	$225,317	$765,991
Infrastructure Fund	8/11/2000	$404,496	$0
Latin Healthcare Fund	11/28/2000	$0	$478,655
Multiplex, Inc., Pfd., Series C	2/22/2001	$5,000,001	$0
Peachtree Leadscope LLC	6/30/2000	$674,115	$0
Peachtree Open Networks	10/5/2000	$892,599	$0
Sensable Technologies, Inc.	10/15/2004	$0	$0
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Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(72,198)	$(72,198)
Equity contracts	(9,359,860)	—	$(9,359,860)
TOTAL	$(9,359,860)	$(72,198)	$(9,432,058)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$2,474,010
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	29,164,062	$184,853,054	43,991,306	$243,019,993
Shares issued to shareholders in payment of distributions declared	30,042,638	184,161,373	29,092,401	141,098,145
Shares redeemed	(53,075,292)	(336,676,934)	(203,800,768)	(1,187,812,578)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,131,408	$32,337,493	(130,717,061)	$(803,694,440)

Year Ended October 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,885,469	$10,967,974	1,983,615	$10,546,941
Shares issued to shareholders in payment of distributions declared	3,744,894	20,971,407	3,059,087	13,796,485
Shares redeemed	(11,229,301)	(64,984,855)	(16,215,898)	(84,108,138)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,598,938)	$(33,045,474)	(11,173,196)	$(59,764,712)
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Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,214,246	$35,647,153	5,789,006	$29,649,148
Shares issued to shareholders in payment of distributions declared	8,988,817	50,337,374	5,868,743	26,468,031
Shares redeemed	(14,649,164)	(84,954,471)	(20,454,122)	(105,394,949)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	553,899	$1,030,056	(8,796,373)	$(49,277,770)

Year Ended October 31	2014		2013
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	10,541,810	$66,682,719	15,291,013	$85,502,962
Shares issued to shareholders in payment of distributions declared	68,506,356	420,629,023	44,159,666	214,615,980
Shares redeemed	(58,705,702)	(374,737,172)	(95,240,408)	(533,615,003)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	20,342,464	$112,574,570	(35,789,729)	$(233,496,061)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	21,428,833	$112,896,645	(186,476,359)	$(1,146,232,983)
Redemption Fee
The Fund's Class R Shares imposes a redemption fee of 0.20% on the redemption price of the Fund's Class R Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class R Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2014 and October 31, 2013, redemption fees of $508,175 and $616,173, respectively, were allocated to cover the cost of redemptions.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, partnership adjustments and ordinary loss netting to reduce short-term capital gains.
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For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$80,896,626	$(80,896,626)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Long-term capital gains	$721,625,683	$420,796,998
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[1]	$1,624,286
Undistributed long-term capital gains	$811,444,747
Net unrealized appreciation	$2,025,406,120
1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and partnership adjustments.
At October 31, 2014, the cost of investments for federal tax purposes was $4,503,314,758. The net unrealized appreciation of investments for federal tax purposes was $2,025,411,756. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,199,220,519 and net unrealized depreciation from investments for those securities having an excess of cost over value of $173,808,763.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Prior to June 27, 2014, the annual advisory fee was 1.425% of the Fund's average daily net assets. Pursuant to the settlement of certain litigation, the Adviser has agreed, for a period continuing through June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also as part of the settlement agreement, effective July 1, 2012 and continuing through June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the
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Fund's net assets exceed eight, nine, ten or twelve billion dollars, respectively. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser voluntarily waived $5,573,535 of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2014, the Sub-Adviser earned a fee of $63,483,211.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$3,868,030	$(590,577)
Class B Shares	1,065,188	—
Class C Shares	3,263,076	—
Class R Shares	17,237,931	(9,501,867)
TOTAL	$25,434,225	$(10,092,444)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $10,958,954 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $106,933 in sales charges from the sale of Class A Shares. FSC also retained $8,784 of CDSC relating to redemptions of Class A Shares, $90,131 relating to redemptions of Class B Shares and $9,316 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2014, FSSC received $6,224,481 of the other service fees disclosed in Note 2.
Commitments and Contingencies
In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2014, the Fund had total commitments to limited partnerships and limited liability companies of $31,000,000; of this amount, $30,293,720 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $706,280.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
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Interfund Transactions
During the year ended October 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $80,211,579 and $19,865,317, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Company and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2014, were as follows:
Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend/ Interest Income
BioDelivery Sciences International, Inc.	—	4,182,147	(325,000)	3,857,147	67,114,358	$—
ChannelAdvisor Corp.	—	1,526,423	—	1,526,423	21,202,016	—
Corcept Therapeutics, Inc.	9,279,650	1,873,265	—	11,152,915	36,246,974	—
Corcept Therapeutics, Inc., 3/29/2015	797,358	—	—	797,358	276,045	—
Dexcom, Inc.	5,643,074	39,253	(2,293,074)	3,389,253	152,346,922	—
Dexcom, Inc.	126,065	—	—	126,065	5,666,622	—
Dyax Corp.	18,154,308	760,000	(6,064,308)	12,850,000	158,954,500	—
Dynavax Technologies Corp.	—	11,744,600	—	11,744,600	19,261,144	—
Dynavax Technologies Corp., 4/16/2015	2,750,000	—	—	2,750,000	1,523,500	—
Egalet Corp.	—	973,774	—	973,774	7,313,043	—
ExamWorks Group, Inc.	3,065,000	—	(764,217)	2,300,783	89,224,365	—
*Nektar Therapeutics	4,375,000	625,000	(390,000)	4,610,000	63,571,900	—
Premier, Inc.	1,150,000	350,000	—	1,500,000	50,070,000	—
Progenics Pharmaceuticals, Inc.	8,445,000	2,159,711	—	10,604,711	51,220,754	—
Protalix Biotherapeutics, Inc.	7,313,801	700,324	—	8,014,125	17,631,075	—
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Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend/ Interest Income
Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A 4.50%, 9/15/2018	4,600,000	—	—	4,600,000	3,870,937	$24,725
*RADWARE Ltd.	1,423,600	—	—	1,423,600	27,034,164	—
RPX Corp.	2,850,000	—	(200,000)	2,650,000	37,232,500	—
Soteira, Inc.	959,018	—	—	959,018	0	—
Textura Corp.	1,036,534	1,913,466	—	2,950,000	78,588,000	—
*Threshold Pharmaceuticals, Inc., 10/5/2014	1,713,798	—	(1,713,798)	—	—	—
Threshold Pharmaceuticals, Inc., Class THL	1,767,000	1,713,798	—	3,480,798	10,198,738	—
*US Silica Holdings, Inc.	1,743,400	909,000	(1,392,400)	1,260,000	56,574,000	764,267
*Veeva Systems, Inc.	700,000	570,000	—	1,270,000	37,820,600	—
Zogenix, Inc.	16,500,000	5,912,352	(1,691,876)	20,720,476	26,315,005	—
Zogenix, Inc., 7/27/2017	7,425,000	—	—	7,425,000	5,253,188	—
TOTAL OF AFFILIATED COMPANIES	101,817,606	35,953,113	(14,834,673)	122,936,046	1,024,510,350	$788,992
*	At October 31, 2014, the Fund no longer has ownership of at least 5% of the voting shares.

Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $375,017. Transactions involving the affiliated holdings during the year ended October 31, 2014, were as follows:
	Federated Money Market Management, Institutional Shares	Federated Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2013	—	207,990,334	207,990,334
Purchases/Additions	1,191,291,951	3,057,295,568	4,248,587,519
Sales/Reductions	(265,744,805)	(3,026,021,421)	(3,291,766,226)
Balance of Shares Held 10/31/2014	925,547,146	239,264,481	1,164,811,627
Value	$925,547,146	$239,264,481	$1,164,811,627
Dividend Income	$—	$75,118	$75,118
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6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2014, the Fund's expenses were reduced by $55,921 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$2,846,574,580
Sales	$3,671,186,693
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At October 31, 2014, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	81.6%
Netherlands	3.9%
Luxembourg	1.8%
United Kingdom	1.7%
Israel	1.2%
Singapore	1.1%
China	1.0%
Spain	0.8%
France	0.7%
Ireland	0.7%
Cayman Islands	0.4%
Italy	0.4%
Belgium	0.2%
Brazil	0.2%
India	0.1%
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
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10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2014, the amount of long-term capital gains designated by the Fund was $721,625,683.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Fund, Class A, B and C Shares:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights of Class A, B and C Shares for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund, a portfolio of Federated Equity Funds, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of Classes A, B and C Shares for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,090.90	$10.28
Class B Shares	$1,000	$1,085.00	$13.14
Class C Shares	$1,000	$1,087.00	$13.15
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.38	$9.91
Class B Shares	$1,000	$1,012.60	$12.68
Class C Shares	$1,000	$1,012.60	$12.68
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Lawrence Auriana Birth Date: January 8, 1944 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: February 1986	Principal Occupations: Lawrence Auriana has been the Fund's Portfolio Manager since February 1986. He is Vice President of the Trust with respect to the Fund. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Hans P. Utsch Birth Date: July 3, 1936 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: February 1986	Principal Occupations: Hans P. Utsch has been the Fund's Portfolio Manager since February 1986. He is Vice President of the Trust with respect to the Fund. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Kaufmann Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
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viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
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and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and how their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board considered the applicable waivers and reimbursements and the overall expense structure of the Fund in the context of the Fund's historical performance. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and different portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that
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while this was particularly true in the case of the Federated Kaufmann Fund, since Federated manages no institutional or separate accounts in the style of the Fund, he did note that the same group that manages the Federated Kaufmann Small Cap Fund also manages a similarly managed sub-advised fund for a lesser fee.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
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In this regard, the Senior Officer proposed, and the Board approved, a reduction of 12.5 basis points in the contractual advisory fee of the Fund. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimation may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the Fund attains a certain size. In this regard, the Senior Officer's Evaluation noted that the Board is aware that the Fund is a relatively more expensive fund for the Adviser to manage than other Federated equity funds. The Senior Officer's Evaluation also noted that the Board is aware of the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2012 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $10 billion and $12 billion in size.
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The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172677
CUSIP 314172669
CUSIP 314172651
26396 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
R	KAUFX

Federated Kaufmann Fund
Successor to the Kaufmann Fund, Inc., with performance history since February 21, 1986

A Portfolio of Federated Equity Funds

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014, was 14.52% for the Class R Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1 the Fund's broad-based securities market index, was 14.59% for the same period. The total return of the Morningstar Mid-Cap Growth Funds Average (MMCGFA),2 a peer group average for the Fund, was 10.21% for the same period. The Fund's and MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
Market Overview
During the reporting period, the global equity markets performed well with the United States' stock markets outperforming. Central banks around the world continued their monetary easing during the year especially with the unconventional actions taken by the European Central Bank during 2014. The U.S. Federal Reserve (the Fed) exited its quantitative easing program in October as positive economic data supported less stimulative action. Worries about global growth slowing pressured many base commodities (i.e., Oil and Metals) and caused some deflationary pressures. Despite persistent geopolitical headwinds, e.g., Ukraine and Middle East, foreign economies continued to grow, albeit slowly, while policymakers around the world continued to lean towards stimulus which drove the U.S. Dollar Index4 to a four year high. Despite these uncertainties, the equity markets performed very well, and corporate earnings remained strong during the reporting period.
Stock Selection
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as an accommodating Fed along with other central banks in the world. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong throughout the past year. Fund management continued to find attractive mid-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
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The Fund underperformed the RMCGI on a net basis. The majority of the outperformance on a gross return basis was due to sector weighting particularly in the Health Care and Materials sectors. Individual companies that most contributed to performance during the year were Salix Pharmaceutical, Puma Biotechnology, Dexcom, Illumina, Dyax, Alkermes, NXP Semiconductors, Gilead Sciences, Intermune and Examworks. Laggard companies that hurt relative Fund performance were Zogenix, Yoox, Frank International, Eclipse Resources, Protalix, Channeladvisor, Prada, Kansas City Southern, Moneygram and FMSA holdings.
Sector Exposure
At the end of the reporting period, approximately 73% of the Fund was invested in four large sectors: Health Care, Industrials, Information Technology and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting the Health Care and Materials sectors benefited relative Fund performance versus the RMCGI. Underweighting in the Consumer Discretionary and Consumer Staples hurt relative Fund performance.
International Exposure
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance. However, the approximately 5% of the portfolio assets that were invested in such companies during the year hurt relative Fund performance because U.S. stock markets generally outperformed international stock markets.
Effect of Cash Holdings
The Fund had significant cash outflows during the reporting period which resulted in an average cash position of 4.4%. In a rising market, the cash holdings resulted in a modest drag on relative performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund from October 31, 2004 to October 31, 2014, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid-Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2014
Average Annual Total Returns for the Period Ended 10/31/2014
	1 Year	5 Years	10 Years
Class R Shares	14.29%	14.77%	8.74%
RMCGI	14.59%	18.73%	10.17%
MMCGFA	10.21%	16.47%	9.09%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MMCGFA have been adjusted to reflect reinvestment of all dividends on securities in the index and average.
2	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	37.1%
Information Technology	16.6%
Financials	10.4%
Consumer Discretionary	9.4%
Industrials	9.2%
Materials	8.0%
Energy	2.6%
Consumer Staples	1.7%
Utilities	0.6%
Telecommunication Services	0.2%
Securities Lending Collateral[2]	16.5%
Cash Equivalents[3]	4.3%
Other Assets and Liabilities—Net[4]	(16.6)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities, which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
October 31, 2014
Shares or Principal Amount			Value
		COMMON STOCKS—95.6%
		Consumer Discretionary—9.4%
144,300	[1]	Amazon.com, Inc.	$44,077,878
1,198,920	[1,2,3]	Elior SCA	18,340,108
1,075,000	[1,4]	Five Below, Inc.	42,860,250
616,000	[1]	Hilton Worldwide Holdings, Inc.	15,547,840
945,000	[1]	LKQ Corp.	26,998,650
1,607,000	[1]	La Quinta Holdings, Inc.	32,798,870
552,700		Las Vegas Sands Corp.	34,411,102
978,700	[1,4]	Markit Ltd.	24,995,998
27,091,412		NagaCorp Limited	22,760,000
980,000	[1]	One Group Hospitality, Inc./The	4,900,000
21,500	[1]	Priceline.com, Inc.	25,933,515
29,911,900		Samsonite International SA	99,877,270
845,700		Starbucks Corp.	63,901,092
240,000	[4]	Whirlpool Corp.	41,292,000
1,387,400	[1]	Yoox SpA	25,633,926
		TOTAL	524,328,499
		Consumer Staples—1.7%
421,000	[1,4]	Hain Celestial Group, Inc.	45,573,250
1,775,000	[1,4]	Sprouts Farmers Market, Inc.	51,670,250
		TOTAL	97,243,500
		Energy—2.6%
630,000	[1,4]	Antero Resources Corp.	33,037,200
2,965,762	[1,4]	FMSA Holdings, Inc.	36,449,215
1,125,000		Halliburton Co.	62,032,500
524,983	[1]	Memorial Resource Development Corp.	14,221,789
		TOTAL	145,740,704
		Financials—10.4%
3,600,000		American International Group, Inc.	192,852,000
603,923		Artisan Partners Asset Management, Inc.	29,278,187
238,600		BlackRock, Inc.	81,388,846
750,000	[1]	CBRE Group, Inc.	24,000,000
712,626		CETIP SA-Mercados Organizado	9,030,411
480,000		Crown Castle International Corp.	37,497,600
2,745,639	[4]	EverBank Financial Corp.	52,578,987
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
1	[1,2,5]	FA Private Equity Fund IV LP	$765,991
330,000		Housing Development Finance Corp. Ltd.	5,927,460
1	[1,2,5]	Infrastructure Fund	0
1,200,000		JPMorgan Chase & Co.	72,576,000
1	[1,2,5]	Peachtree Leadscope LLC	0
343,700	[4]	Ryman Hospitality Properties	16,961,595
1,098,200		Wells Fargo & Co.	58,303,438
		TOTAL	581,160,515
		Health Care—36.9%
80,000	[1,4]	Agios Pharmaceuticals, Inc.	6,722,400
2,880,000	[1,4]	Alkermes, Inc.	145,584,000
391,400	[1,4]	Amsurg Corp.	21,139,514
1	[2,5]	Apollo Investment Fund V	773,203
3,857,147	[1,4,6]	BioDelivery Sciences International, Inc.	67,114,358
300,000	[1]	Biogen Idec, Inc.	96,324,000
91,015	[1]	Celgene Corp.	9,746,796
11,152,915	[1,6]	Corcept Therapeutics, Inc.	36,246,974
1,488,149	[1,4]	Cubist Pharmaceuticals, Inc.	107,578,291
1	[2,5]	Denovo Ventures I LP	429,921
126,065	[1,6]	Dexcom, Inc.	5,666,622
3,389,253	[1,4,6]	Dexcom, Inc.	152,346,922
12,850,000	[1,6]	Dyax Corp.	158,954,500
11,744,600	[1,4,6]	Dynavax Technologies Corp.	19,261,144
973,774	[1,6]	Egalet Corp.	7,313,043
2,300,783	[1,4,6]	ExamWorks Group, Inc.	89,224,365
500,000	[1,4]	GW Pharmaceuticals PLC, ADR	36,875,000
637,932	[1]	Galapagos NV	8,892,935
830,000	[1,4]	Gilead Sciences, Inc.	92,960,000
200,000	[1,4]	IDEXX Laboratories, Inc.	28,334,000
900,000	[1]	Illumina, Inc.	173,322,000
1,540,000	[1,4]	Insulet Corp.	66,481,800
1	[2,5]	Latin Healthcare Fund	478,655
120,431	[1,4]	Medidata Solutions, Inc.	5,432,642
436,000	[4]	Medtronic, Inc.	29,717,760
4,610,000	[1,4]	Nektar Therapeutics	63,571,900
1,322,000	[1,4]	NuVasive, Inc.	54,069,800
244,800	[1]	Otonomy, Inc.	6,450,480
Annual Shareholder Report
7

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
409,891	[1,5]	Otonomy, Inc.	$9,720,563
461,900	[1,4]	Pharmacyclics, Inc.	60,356,473
1,500,000	[1,6]	Premier, Inc.	50,070,000
10,604,711	[1,6]	Progenics Pharmaceuticals, Inc.	51,220,754
8,014,125	[1,4,6]	Protalix Biotherapeutics, Inc.	17,631,075
231,700	[1,4]	Puma Biotechnology, Inc.	58,064,020
500,000	[1,4]	Repligen Corp.	12,610,000
200,000	[1,4]	SAGE Therapeutics, Inc.	7,824,000
1,000,000	[1,4]	Salix Pharmaceuticals Ltd.	143,850,000
605,500	[1,4]	Seattle Genetics, Inc.	22,203,685
422,400		Shire Ltd.	28,119,826
146,200	[4]	Shire Ltd., ADR	29,210,760
959,018	[1,5,6]	Soteira, Inc.	0
3,480,798	[1,4,6]	Threshold Pharmaceuticals, Inc., Class THL	10,198,738
194,600	[1,4]	Ultragenyx Pharmaceutical, Inc.	9,148,146
1,270,000	[1]	Veeva Systems, Inc.	37,820,600
20,720,476	[1,4,6]	Zogenix, Inc.	26,315,005
		TOTAL	2,065,376,670
		Industrials—9.2%
1,500,000		Air Lease Corp.	54,885,000
1,295,000		Allison Transmission Holdings, Inc.	42,061,600
544,500	[1,4]	Colfax Corp.	29,609,910
300,000		Danaher Corp.	24,120,000
700,000	[1,4]	Hexcel Corp.	29,323,000
764,000	[4]	KAR Auction Services, Inc.	23,195,040
330,000	[4]	MSC Industrial Direct Co.	26,720,100
232,457	[1,4]	Now, Inc.	6,987,658
165,000		Precision Castparts Corp.	36,415,500
2,650,000	[1,4,6]	RPX Corp.	37,232,500
50,000		Roper Industries, Inc.	7,915,000
295,000		Safran SA	18,728,002
750,000	[1]	Spirit Airlines, Inc.	54,832,500
197,400	[1]	Teledyne Technologies, Inc.	20,456,562
400,000	[1]	Verisk Analytics, Inc.	24,940,000
915,000		Wabtec Corp.	78,964,500
		TOTAL	516,386,872
Annual Shareholder Report
8

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—16.6%
594,000	[1,4]	Alibaba Group Holding Ltd., ADR	$58,568,400
1,235,000		Amadeus IT Holding SA	45,436,372
700,000		Avago Technologies Ltd.	60,375,000
500,000	[1,4]	Benefitfocus, Inc.	13,855,000
1,526,423	[1,4,6]	ChannelAdvisor Corp.	21,202,016
378,900	[1,4]	Check Point Software Technologies Ltd.	28,133,325
347,100	[1,4]	CoStar Group, Inc.	55,914,339
569,100	[1,4]	Cvent, Inc.	14,762,454
480,000	[1,4]	Demandware, Inc.	28,776,000
1,059,322	[1,2,5]	Expand Networks Ltd.	0
300,000		FLIR Systems, Inc.	10,059,000
1,100,000	[1,4]	Fleetmatics Group PLC	40,854,000
73,300	[1,4]	LinkedIn Corp.	16,782,768
573,784	[1,4]	Liquid Holdings Group, Inc.	453,289
1,625,000	[1]	Microsemi Corp.	42,363,750
300,000	[1,4]	Mobileye NV	15,603,000
1,255,000	[1]	NIC, Inc.	23,129,650
1,300,000	[1]	NXP Semiconductors NV	89,258,000
217,000	[1,4]	NetSuite, Inc.	23,579,220
1	[1,2,5]	Peachtree Open Networks	0
1,423,600	[1,4]	RADWARE Ltd.	27,034,164
595,200	[1,4]	Salesforce.com, Inc.	38,086,848
3,751	[1,2,5]	Sensable Technologies, Inc.	0
675,000	[1,4]	ServiceNow, Inc.	45,852,750
2,950,000	[1,4,6]	Textura Corp.	78,588,000
675,000	[1]	Tyler Technologies, Inc.	75,546,000
1,400,000	[1]	Vantiv, Inc.	43,288,000
285,000	[1,4]	Workday, Inc.	27,211,800
49,100	[1]	Zillow, Inc.	5,338,643
		TOTAL	930,051,788
		Materials—8.0%
191,156	[1,4]	Caesar Stone SDOT Yam Ltd.	10,677,974
353,000		Eagle Materials, Inc.	30,862,790
1,242,400	[4]	LyondellBasell Investment LLC	113,841,112
850,000		Martin Marietta Materials	99,382,000
235,831		Sherwin-Williams Co.	54,137,364
1,260,000		US Silica Holdings, Inc.	56,574,000
Annual Shareholder Report
9

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Materials—continued
214,400		Valspar Corp.	$17,615,104
952,139	[4]	Westlake Chemical Corp.	67,173,407
		TOTAL	450,263,751
		Telecommunication Services—0.2%
489,700	[1]	Zayo Group Holdings, Inc.	11,463,877
		Utilities—0.6%
781,900	[4]	ITC Holdings Corp.	30,971,059
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,306,387,409)	5,352,987,235
		WARRANTS—0.1%
		Health Care—0.1%
382,897	[1]	Alexza Pharmaceuticals, Inc., 10/5/2016	3,982
797,358	[1,6]	Corcept Therapeutics, Inc., 3/29/2015	276,045
2,750,000	[1,6]	Dynavax Technologies Corp., 4/16/2015	1,523,500
7,425,000	[1,6]	Zogenix, Inc., 7/27/2017	5,253,188
		TOTAL WARRANTS (IDENTIFIED COST $491,282)	7,056,715
		PREFERRED STOCK—0.0%
		Information Technology—0.0%
679,348	[1,2,5]	Multiplex, Inc., Pfd., Series C (IDENTIFIED COST $5,000,001)	0
		CORPORATE BOND—0.1%
		Health Care—0.1%
$4,600,000	[2,3,6]	Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A, 4.50%, 9/15/2018 (IDENTIFIED COST $4,600,000)	3,870,937
		INVESTMENT COMPANIES—20.8%
925,547,146	[6,7,8]	Federated Money Market Management, Institutional Shares, 0.08%	925,547,146
239,264,481	[6,7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06%	239,264,481
		TOTAL INVESTMENT COMPANIES (AT NET ASSET VALUE)	1,164,811,627
		TOTAL INVESTMENTS—116.6% (IDENTIFIED COST $4,481,290,319)[9]	6,528,726,514
		OTHER ASSETS AND LIABILITIES - NET—(16.6)%[10]	(929,170,817)
		TOTAL NET ASSETS—100%	$5,599,555,697
Annual Shareholder Report
10

1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2014, these restricted securities amounted to $24,658,815, which represented 0.4% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2014, these liquid restricted securities amounted to $22,211,045, which represented 0.4% of total net assets.
4	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Affiliated companies and holdings.
7	7-day net yield.
8	All or a portion of this security is held as collateral for securities lending.
9	The cost of investments for federal tax purposes amounts to $4,503,314,758.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or money market mutual funds.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
11

The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$4,547,641,857[1]	$—	$12,168,333	$4,559,810,190
International	519,461,146	273,715,899	—	793,177,045
Preferred Stock
Domestic	0	—	—	0
Debt Securities:
Corporate Bonds	—	3,870,937	—	3,870,937
Warrants	—	7,056,715	—	7,056,715
Investment Companies	1,164,811,627	—	—	1,164,811,627
TOTAL SECURITIES	$6,231,914,630	$284,643,551	$12,168,333	$6,528,726,514
1	Includes $4,537,400 of a domestic common stock transferred from Level 2 to Level 1 because observable market data was obtained for this security. Transfer shown represents the value of the security at the beginning of the period.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.60	$5.28	$4.93	$5.27	$4.23
Income From Investment Operations:
Net investment income (loss)	(0.08)[1]	(0.05)[1]	(0.05)[1]	(0.05)[1]	0.02[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.97	1.79	0.49	(0.26)	1.03
TOTAL FROM INVESTMENT OPERATIONS	0.89	1.74	0.44	(0.31)	1.05
Less Distributions:
Distributions from net investment income	—	—	—	(0.03)	(0.01)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.88)	(0.42)	(0.09)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.88)	(0.42)	(0.09)	(0.03)	(0.01)
Net Asset Value, End of Period	$6.61	$6.60	$5.28	$4.93	$5.27
Total Return[3]	14.52%	35.81%	9.23%	(5.88)%	24.81%
Ratios to Average Net Assets:
Net expenses	1.95%[4]	1.95%[4]	1.95%[4]	1.95%[4]	1.95%[4]
Net expenses excluding dividends and other expenses related to short sales	—	—	1.95%[4]	1.95%[4]	1.95%[4]
Net investment income (loss)	(1.27)%	(0.85)%	(0.97)%	(0.99)%	0.39%
Expense waiver/reimbursement[5]	0.38%	0.48%	0.52%	0.54%	0.54%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,497,459	$3,358,658	$2,878,476	$3,001,225	$3,621,789
Portfolio turnover	52%	63%	61%	64%	54%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95% and 1.95% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $915,913,857 of securities loaned, $1,164,811,627 of investment in an affiliated holding and $839,509,686 of investment in affiliated companies (Note 5) (identified cost $4,481,290,319)		$6,528,726,514
Cash		38,247
Cash denominated in foreign currencies (identified cost $13,514)		13,323
Income receivable		214,933
Receivable for investments sold		10,183,248
Receivable for shares sold		1,049,042
TOTAL ASSETS		6,540,225,307
Liabilities:
Payable for investments purchased	$4,190,613
Payable for shares redeemed	5,199,274
Payable for collateral due to broker for securities lending	925,547,146
Payable for distribution services fee (Note 5)	1,277,248
Payable for other service fees (Notes 2 and 5)	2,802,499
Accrued expenses (Note 5)	1,652,830
TOTAL LIABILITIES		940,669,610
Net assets for 856,405,547 shares outstanding		$5,599,555,697
Net Assets Consist of:
Paid-in capital		$2,761,080,544
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,047,430,559
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		791,044,594
TOTAL NET ASSETS		$5,599,555,697
Annual Shareholder Report
14

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,550,662,623 ÷ 235,057,365 shares outstanding), no par value, unlimited shares authorized	$6.60
Offering price per share (100/94.50 of $6.60)	$6.98
Redemption proceeds per share	$6.60
Class B Shares:
Net asset value per share ($123,678,780 ÷ 20,598,645 shares outstanding), no par value, unlimited shares authorized	$6.00
Offering price per share	$6.00
Redemption proceeds per share (94.50/100 of $6.00)	$5.67
Class C Shares:
Net asset value per share ($427,754,956 ÷ 71,274,440 shares outstanding), no par value, unlimited shares authorized	$6.00
Offering price per share	$6.00
Redemption proceeds per share (99.00/100 of $6.00)	$5.94
Class R Shares:
Net asset value per share ($3,497,459,338 ÷ 529,475,097 shares outstanding), no par value, unlimited shares authorized	$6.61
Offering price per share	$6.61
Redemption proceeds per share	$6.61
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Operations
Year Ended October 31, 2014
Investment Income:
Dividends (including $839,385 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $660,246)		$35,396,211
Interest (including $24,725 received from an affiliated company (Note 5) and income on securities loaned of $2,161,300)		2,710,459
TOTAL INCOME		38,106,670
Expenses:
Investment adviser fee (Note 5)	$76,990,278
Administrative fee (Note 5)	4,355,366
Custodian fees	529,197
Transfer agent fee (Note 2)	6,156,896
Directors'/Trustees' fees (Note 5)	24,137
Auditing fees	39,700
Legal fees	15,932
Portfolio accounting fees	208,285
Distribution services fee (Note 5)	25,434,225
Other service fees (Notes 2 and 5)	13,822,144
Share registration costs	95,563
Printing and postage	329,289
Miscellaneous (Note 5)	82,591
TOTAL EXPENSES	128,083,603
Annual Shareholder Report
16

Statement of Operations–continued
Waivers, Reimbursement and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(5,948,552)
Waiver of other operating expenses (Note 5)	(10,092,444)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(55,921)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		$(16,096,917)
Net expenses			$111,986,686
Net investment income (loss)			(73,880,016)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $91,428,622 on sales of investments in affiliated companies (Note 5))			903,545,758
Net realized loss on futures contracts			(9,359,860)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(72,858,868)
Net change in unrealized depreciation of futures contracts			2,474,010
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			823,801,040
Change in net assets resulting from operations			$749,921,024
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(73,880,016)	$(49,610,878)
Net realized gain on investments, futures contracts and foreign currency transactions	894,185,898	834,490,836
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(70,384,858)	885,961,817
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	749,921,024	1,670,841,775
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(198,779,147)	(149,220,635)
Class B Shares	(21,904,125)	(14,693,842)
Class C Shares	(61,119,850)	(32,449,688)
Class R Shares	(439,822,561)	(224,432,833)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(721,625,683)	(420,796,998)
Share Transactions:
Proceeds from sale of shares	298,150,900	368,719,044
Net asset value of shares issued to shareholders in payment of distributions declared	676,099,177	395,978,641
Cost of shares redeemed	(861,353,432)	(1,910,930,668)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	112,896,645	(1,146,232,983)
Change in net assets	141,191,986	103,811,794
Net Assets:
Beginning of period	5,458,363,711	5,354,551,917
End of period (including (distributions in excess of) net investment income of $0 and $(7,016,610), respectively)	$5,599,555,697	$5,458,363,711
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended October 31, 2014, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,831,332
Class B Shares	168,577
Class C Shares	515,216
Class R Shares	3,641,771
TOTAL	$6,156,896
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $23,891 of other service fees for the year ended October 31, 2014. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,833,654
Class B Shares	355,063
Class C Shares	1,087,692
Class R Shares	8,545,735
TOTAL	$13,822,144
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At October 31, 2014, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $38,431,508. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies,
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whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2014, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $708 and $7,506, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
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As of October 31, 2014, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$915,913,857	$925,547,146
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at October 31, 2014, is as follows:
Security	Acquisition Date	Cost	Market Value
Apollo Investment Fund V	5/18/2001	$0	$773,203
Denovo Ventures I LP	3/9/2000	$2,595,163	$429,921
Expand Networks Ltd.	9/22/2000	$2,500,000	$0
FA Private Equity Fund IV LP	3/4/2002	$225,317	$765,991
Infrastructure Fund	8/11/2000	$404,496	$0
Latin Healthcare Fund	11/28/2000	$0	$478,655
Multiplex, Inc., Pfd., Series C	2/22/2001	$5,000,001	$0
Peachtree Leadscope LLC	6/30/2000	$674,115	$0
Peachtree Open Networks	10/5/2000	$892,599	$0
Sensable Technologies, Inc.	10/15/2004	$0	$0
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Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(72,198)	$(72,198)
Equity contracts	(9,359,860)	—	$(9,359,860)
TOTAL	$(9,359,860)	$(72,198)	$(9,432,058)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$2,474,010
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	29,164,062	$184,853,054	43,991,306	$243,019,993
Shares issued to shareholders in payment of distributions declared	30,042,638	184,161,373	29,092,401	141,098,145
Shares redeemed	(53,075,292)	(336,676,934)	(203,800,768)	(1,187,812,578)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	6,131,408	$32,337,493	(130,717,061)	$(803,694,440)

Year Ended October 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,885,469	$10,967,974	1,983,615	$10,546,941
Shares issued to shareholders in payment of distributions declared	3,744,894	20,971,407	3,059,087	13,796,485
Shares redeemed	(11,229,301)	(64,984,855)	(16,215,898)	(84,108,138)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,598,938)	$(33,045,474)	(11,173,196)	$(59,764,712)
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Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,214,246	$35,647,153	5,789,006	$29,649,148
Shares issued to shareholders in payment of distributions declared	8,988,817	50,337,374	5,868,743	26,468,031
Shares redeemed	(14,649,164)	(84,954,471)	(20,454,122)	(105,394,949)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	553,899	$1,030,056	(8,796,373)	$(49,277,770)

Year Ended October 31	2014		2013
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	10,541,810	$66,682,719	15,291,013	$85,502,962
Shares issued to shareholders in payment of distributions declared	68,506,356	420,629,023	44,159,666	214,615,980
Shares redeemed	(58,705,702)	(374,737,172)	(95,240,408)	(533,615,003)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	20,342,464	$112,574,570	(35,789,729)	$(233,496,061)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	21,428,833	$112,896,645	(186,476,359)	$(1,146,232,983)
Redemption Fee
The Fund's Class R Shares imposes a redemption fee of 0.20% on the redemption price of the Fund's Class R Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class R Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2014 and October 31, 2013, redemption fees of $508,175 and $616,173, respectively, were allocated to cover the cost of redemptions.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, partnership adjustments and ordinary loss netting to reduce short-term capital gains.
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For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$80,896,626	$(80,896,626)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Long-term capital gains	$721,625,683	$420,796,998
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[1]	$1,624,286
Undistributed long-term capital gains	$811,444,747
Net unrealized appreciation	$2,025,406,120
1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and partnership adjustments.
At October 31, 2014, the cost of investments for federal tax purposes was $4,503,314,758. The net unrealized appreciation of investments for federal tax purposes was $2,025,411,756. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,199,220,519 and net unrealized depreciation from investments for those securities having an excess of cost over value of $173,808,763.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Prior to June 27, 2014, the annual advisory fee was 1.425% of the Fund's average daily net assets. Pursuant to the settlement of certain litigation, the Adviser has agreed, for a period continuing through June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also as part of the settlement agreement, effective July 1, 2012 and continuing through June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the
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Fund's net assets exceed eight, nine, ten or twelve billion dollars, respectively. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser voluntarily waived $5,573,535 of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2014, the Sub-Adviser earned a fee of $63,483,211.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$3,868,030	$(590,577)
Class B Shares	1,065,188	—
Class C Shares	3,263,076	—
Class R Shares	17,237,931	(9,501,867)
TOTAL	$25,434,225	$(10,092,444)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $10,958,954 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $106,933 in sales charges from the sale of Class A Shares. FSC also retained $8,784 of CDSC relating to redemptions of Class A Shares, $90,131 relating to redemptions of Class B Shares and $9,316 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2014, FSSC received $6,224,481 of the other service fees disclosed in Note 2.
Commitments and Contingencies
In the course of pursuing its investment objective, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2014, the Fund had total commitments to limited partnerships and limited liability companies of $31,000,000; of this amount, $30,293,720 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $706,280.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
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Interfund Transactions
During the year ended October 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $80,211,579 and $19,865,317, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Company and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2014, were as follows:
Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend/ Interest Income
BioDelivery Sciences International, Inc.	—	4,182,147	(325,000)	3,857,147	67,114,358	$—
ChannelAdvisor Corp.	—	1,526,423	—	1,526,423	21,202,016	—
Corcept Therapeutics, Inc.	9,279,650	1,873,265	—	11,152,915	36,246,974	—
Corcept Therapeutics, Inc., 3/29/2015	797,358	—	—	797,358	276,045	—
Dexcom, Inc.	5,643,074	39,253	(2,293,074)	3,389,253	152,346,922	—
Dexcom, Inc.	126,065	—	—	126,065	5,666,622	—
Dyax Corp.	18,154,308	760,000	(6,064,308)	12,850,000	158,954,500	—
Dynavax Technologies Corp.	—	11,744,600	—	11,744,600	19,261,144	—
Dynavax Technologies Corp., 4/16/2015	2,750,000	—	—	2,750,000	1,523,500	—
Egalet Corp.	—	973,774	—	973,774	7,313,043	—
ExamWorks Group, Inc.	3,065,000	—	(764,217)	2,300,783	89,224,365	—
*Nektar Therapeutics	4,375,000	625,000	(390,000)	4,610,000	63,571,900	—
Premier, Inc.	1,150,000	350,000	—	1,500,000	50,070,000	—
Progenics Pharmaceuticals, Inc.	8,445,000	2,159,711	—	10,604,711	51,220,754	—
Protalix Biotherapeutics, Inc.	7,313,801	700,324	—	8,014,125	17,631,075	—
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Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend/ Interest Income
Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A 4.50%, 9/15/2018	4,600,000	—	—	4,600,000	3,870,937	$24,725
*RADWARE Ltd.	1,423,600	—	—	1,423,600	27,034,164	—
RPX Corp.	2,850,000	—	(200,000)	2,650,000	37,232,500	—
Soteira, Inc.	959,018	—	—	959,018	0	—
Textura Corp.	1,036,534	1,913,466	—	2,950,000	78,588,000	—
*Threshold Pharmaceuticals, Inc., 10/5/2014	1,713,798	—	(1,713,798)	—	—	—
Threshold Pharmaceuticals, Inc., Class THL	1,767,000	1,713,798	—	3,480,798	10,198,738	—
*US Silica Holdings, Inc.	1,743,400	909,000	(1,392,400)	1,260,000	56,574,000	764,267
*Veeva Systems, Inc.	700,000	570,000	—	1,270,000	37,820,600	—
Zogenix, Inc.	16,500,000	5,912,352	(1,691,876)	20,720,476	26,315,005	—
Zogenix, Inc., 7/27/2017	7,425,000	—	—	7,425,000	5,253,188	—
TOTAL OF AFFILIATED COMPANIES	101,817,606	35,953,113	(14,834,673)	122,936,046	1,024,510,350	$788,992
*	At October 31, 2014, the Fund no longer has ownership of at least 5% of the voting shares.

Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $375,017. Transactions involving the affiliated holdings during the year ended October 31, 2014, were as follows:
	Federated Money Market Management, Institutional Shares	Federated Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2013	—	207,990,334	207,990,334
Purchases/Additions	1,191,291,951	3,057,295,568	4,248,587,519
Sales/Reductions	(265,744,805)	(3,026,021,421)	(3,291,766,226)
Balance of Shares Held 10/31/2014	925,547,146	239,264,481	1,164,811,627
Value	$925,547,146	$239,264,481	$1,164,811,627
Dividend Income	$—	$75,118	$75,118
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6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2014, the Fund's expenses were reduced by $55,921 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$2,846,574,580
Sales	$3,671,186,693
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At October 31, 2014, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	81.6%
Netherlands	3.9%
Luxembourg	1.8%
United Kingdom	1.7%
Israel	1.2%
Singapore	1.1%
China	1.0%
Spain	0.8%
France	0.7%
Ireland	0.7%
Cayman Islands	0.4%
Italy	0.4%
Belgium	0.2%
Brazil	0.2%
India	0.1%
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
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10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2014, the amount of long-term capital gains designated by the Fund was $721,625,683.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Fund, Class R Shares:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights of the Class R Shares for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund, a portfolio of Federated Equity Funds, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of the Class R Shares for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual	$1,000	$1,090.80	$10.28
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,015.38	$9.91
1	Expenses are equal to the Fund's annualized net expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Lawrence Auriana Birth Date: January 8, 1944 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: February 1986	Principal Occupations: Lawrence Auriana has been the Fund's Portfolio Manager since February 1986. He is Vice President of the Trust with respect to the Fund. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Hans P. Utsch Birth Date: July 3, 1936 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: February 1986	Principal Occupations: Hans P. Utsch has been the Fund's Portfolio Manager since February 1986. He is Vice President of the Trust with respect to the Fund. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Kaufmann Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
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viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
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and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and how their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board considered the applicable waivers and reimbursements and the overall expense structure of the Fund in the context of the Fund's historical performance. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and different portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that
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while this was particularly true in the case of the Federated Kaufmann Fund, since Federated manages no institutional or separate accounts in the style of the Fund, he did note that the same group that manages the Federated Kaufmann Small Cap Fund also manages a similarly managed sub-advised fund for a lesser fee.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
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In this regard, the Senior Officer proposed, and the Board approved, a reduction of 12.5 basis points in the contractual advisory fee of the Fund. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimation may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the Fund attains a certain size. In this regard, the Senior Officer's Evaluation noted that the Board is aware that the Fund is a relatively more expensive fund for the Adviser to manage than other Federated equity funds. The Senior Officer's Evaluation also noted that the Board is aware of the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2012 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $10 billion and $12 billion in size.
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The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172644
26851 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	KLCAX
C	KLCCX
R	KLCKX
Institutional	KLCIX
R6	KLCSX

Federated Kaufmann Large Cap Fund
Fund Established 2007

A Portfolio of Federated Equity Funds

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Large Cap Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014, was 16.42% for the Class A Shares, 15.54% for the Class C Shares, 15.93% for the Class R Shares, 16.74% for the Institutional Shares and 16.80% for the Class R6 Shares.1 The total return of the Russell 1000® Growth Index (R1000G),2 the Fund's broad-based securities market index, was 17.11% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),3 a peer group average for the Fund, was 14.57% for the same period. The Fund's and the MLGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure4 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the R1000G.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market Overview
During the reporting period, the global equity markets performed well with the United States' stock markets outperforming. Central banks around the world continued their monetary easing during the year especially with the unconventional actions taken by the European Central Bank during 2014. The U.S. Federal Reserve (the Fed) exited its quantitative easing program in October as positive economic data supported less stimulative action. Worries about global growth slowing pressured many base commodities (i.e., Oil and Metals) and caused some deflationary pressures. Despite persistent geopolitical headwinds, e.g., Ukraine and Middle East, foreign economies continued to grow, albeit slowly, while policymakers around the world continued to lean towards stimulus which drove the U.S. Dollar Index5 to a four year high. Despite these uncertainties, the equity markets performed very well, and corporate earnings remained strong during the reporting period.
Stock Selection
The key factor affecting Fund performance from a macroeconomic standpoint was improving U.S. economic fundamentals, as well as an accommodating Fed along with other central banks in the world. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong
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throughout the past year. Fund management continued to find attractive large-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
The Fund underperformed the R1000G on a net basis. The majority of any outperformance versus the R1000G on a gross return basis was due to strong stock selection, particularly in the Information Technology and Health Care sectors. Individual companies that most contributed to Fund performance during the year were Micron Technology, Alibaba Group, NXP Semiconductors, Gilead Sciences, Shire, Actavis, Twitter, Regeneron, Illumina and Allergan. Laggard companies that hurt relative Fund performance were Sprouts Farmers Market, Osram Licht, Pioneer Natural Resources, Whole Foods, Amazon, Prada, Ulta Salon, Anadarko, Nobel Energy and Schlumberger.
Sector Exposure
At the end of the reporting period, approximately 80% of the Fund was invested in four large sectors: Consumer Discretionary, Health Care, Financials and Information Technology. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting the Health Care sector benefited relative performance versus the R1000G. The only sector exposure that negatively affected the Fund's performance versus the R1000G was Information Technology.
International Exposure
Stock selection of companies domiciled outside the U.S. was a significant positive contributor to the return of the Fund. Approximately 4.17% of the Fund's assets were invested in such companies.
Effect of Cash Holdings
The Fund had significant new cash inflows during the reporting period which resulted in an average cash position of 4.3%. In a rising market, the cash holdings resulted in a modest drag on relative performance versus the R1000G.
1	The fund's R6 class commenced operations on December 30, 2013. For the period prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Institutional Share class adjusted to reflect the expenses of the fund's R6 class for each year for which the fund's R6 class expenses would have exceeded the actual expenses paid by the fund's Institutional Share class.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the MLGFA.
4	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
5	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Large Cap Fund from December 5, 2007 (start of performance) to October 31, 2014, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	Start of Performance*
Class A Shares	10.01%	16.99%	9.85%
Class C Shares	14.54%	17.36%	9.88%
Class R Shares	15.93%	17.83%	10.30%
Institutional Shares	16.74%	18.63%	11.04%
Class R6 Shares[4]	16.80%	18.58%	10.68%
R1000G	17.11%	17.43%	8.08%
MLGFA	14.57%	15.69%	6.03%
*	The Fund's Class A Shares, Class C Shares, Class R Shares and Institutional Shares start of performance date was December 5, 2007. Class R6 Shares commenced operations on December 30, 2013.
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the MLGFA have been adjusted to reflect the reinvestment of dividends on securities in the indexes and average.
2	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
4	The Fund's Class R6 Shares commenced operations on December 30, 2013. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares performance adjusted to reflect expenses of the Class R6 Shares for each year for which the expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	26.3%
Information Technology	24.3%
Consumer Discretionary	17.2%
Financials	12.6%
Energy	3.9%
Industrials	3.9%
Materials	5.5%
Telecommunication Services	0.9%
Consumer Staples	1.7%
Securities Lending Collateral[2]	9.0%
Cash Equivalents[3]	2.7%
Other Assets and Liabilities—Net[4]	(8.0)%
TOTAL	100%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements, other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2014
Shares or Principal Amount			Value
		COMMON STOCKS—95.9%
		Consumer Discretionary—16.9%
96,500	[1]	Amazon.com, Inc.	$29,476,890
3,879,474	[1,2,3]	Central European Media Enterprises Ltd., Class A	9,427,122
49,600	[1]	Chipotle Mexican Grill, Inc.	31,644,800
530,000		Delphi Automotive PLC	36,559,400
938,900	[1]	Hilton Worldwide Holdings, Inc.	23,697,836
364,400		Las Vegas Sands Corp.	22,687,544
20	[1,4]	New Cotai LLC/Capital	623,100
15,000	[1]	Priceline.com, Inc.	18,093,150
180,000	[3]	Ralph Lauren Corp.	29,671,200
450,000		Starbucks Corp.	34,002,000
318,000		Walt Disney Co.	29,058,840
206,300		Whirlpool Corp.	35,493,915
		TOTAL	300,435,797
		Consumer Staples—1.7%
1,057,500	[1,3]	Sprouts Farmers Market, Inc.	30,783,825
		Energy—3.9%
610,000		Halliburton Co.	33,635,400
185,000		Pioneer Natural Resources, Inc.	34,976,100
		TOTAL	68,611,500
		Financials—12.6%
842,600		American International Group, Inc.	45,138,082
108,100		BlackRock, Inc.	36,873,991
433,300		Capital One Financial Corp.	35,864,241
440,800		Crown Castle International Corp.	34,435,296
584,400		JPMorgan Chase & Co.	35,344,512
681,500		Wells Fargo & Co.	36,180,835
		TOTAL	223,836,957
		Health Care—26.3%
157,500	[1]	Actavis, Inc.	38,231,550
125,000	[1]	Biogen Idec, Inc.	40,135,000
368,000	[1]	Gilead Sciences, Inc.	41,216,000
256,296	[1,3]	IDEXX Laboratories, Inc.	36,309,454
175,000	[1]	Illumina, Inc.	33,701,500
723,000	[1]	Incyte Genomics, Inc.	48,484,380
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Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
332,000	[3]	Medtronic, Inc.	$22,629,120
736,400	[1]	Mylan, Inc.	39,434,220
350,600	[1,3]	Pharmacyclics, Inc.	45,812,902
1,106,601	[1,2]	Premier, Inc.	36,938,341
110,300	[1]	Regeneron Pharmaceuticals, Inc.	43,427,316
627,200		Shire Ltd.	41,753,682
		TOTAL	468,073,465
		Industrials—3.9%
288,000		Kansas City Southern Industries, Inc.	35,363,520
483,800	[1]	Osram Licht AG	16,977,832
477,500		Trinity Industries, Inc.	17,051,525
		TOTAL	69,392,877
		Information Technology—24.2%
372,800	[1,3]	Alibaba Group Holding Ltd., ADR	36,758,080
420,000		Amadeus IT Holding SA	15,452,046
411,600		Apple, Inc.	44,452,800
315,000		Avago Technologies Ltd.	27,168,750
542,200	[1]	Facebook, Inc.	40,659,578
43,200	[1]	Google, Inc., Class A	24,531,984
305,200		Mastercard, Inc.	25,560,500
1,286,700	[1]	Micron Technology, Inc.	42,576,903
576,000	[1]	NXP Semiconductors NV	39,548,160
571,700	[1]	Salesforce.com, Inc.	36,583,083
600,000		TE Connectivity Ltd.	36,678,000
362,700	[1,3]	VMware, Inc., Class A	30,310,839
555,650	[1]	Vantiv, Inc.	17,180,698
56,700		Visa, Inc., Class A	13,689,081
		TOTAL	431,150,502
		Materials—5.5%
448,200		LyondellBasell Investment LLC	41,068,566
235,300		Martin Marietta Materials	27,511,276
131,033		Sherwin-Williams Co.	30,079,935
		TOTAL	98,659,777
		Telecommunication Services—0.9%
550,000	[1]	T-Mobile US, Inc.	16,054,500
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,359,910,397)	1,706,999,200
Annual Shareholder Report
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Shares or Principal Amount			Value
		CORPORATE BONDS—0.3%
		Consumer Discretionary—0.2%
$3,433,900	[2]	Central European Media Enterprises Ltd., 15.00%, 12/1/2017	$3,713,935
		Information Technology—0.1%
2,000,000	[5,6]	Twitter, Inc., Conv. Bond, Series 144A, 0.25%, 9/15/2019	1,836,928
		TOTAL CORPORATE BONDS (IDENTIFIED COST $4,018,875)	5,550,863
		WARRANT—0.1%
		Consumer Discretionary—0.1%
721,119	[1,2,3]	Central European Media Enterprises Ltd., Warrants, Expiration Date 5/2/18 (IDENTIFIED COST $1,533,236)	1,364,429
		INVESTMENT COMPANIES—11.7%
159,883,073	[2,7,8]	Federated Money Market Management, Institutional Shares, 0.08%	159,883,073
48,793,317	[2,7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06%	48,793,317
		TOTAL INVESTMENT COMPANIES (AT NET ASSET VALUE)	208,676,390
		TOTAL INVESTMENTS—108.0% (IDENTIFIED COST $1,574,138,898)[9]	1,922,590,882
		OTHER ASSETS AND LIABILITIES - NET—(8.0)%[10]	(141,979,667)
		TOTAL NET ASSETS—100%	$1,780,611,215

1	Non-income-producing security.
2	Affiliated company or holding.
3	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
5	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2014, these restricted securities amounted to $1,836,928, which represented 0.1% of total net assets.
6	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2014, these liquid restricted securities amounted to $1,836,928, which represented 0.1% of total net assets.
7	7-day net yield.
8	All or a portion of this security is held as collateral for securities lending.
9	The cost of investments for federal tax purposes amounts to $1,579,275,807.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
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Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$1,366,752,912	$—	$623,100	$1,367,376,012
International	265,439,628	74,183,560	—	339,623,188
Debt Securities:
Corporate Bonds
Domestic	—	1,836,928	—	1,836,928
International	—	3,713,935	—	3,713,935
Warrant	—	1,364,429	—	1,364,429
Investment Companies	208,676,390	—	—	208,676,390
TOTAL SECURITIES	$1,840,868,930	$81,098,852	$623,100	$1,922,590,882
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.13	$12.22	$11.07	$10.53	$8.69
Income From Investment Operations:
Net investment income (loss)	(0.04)[1]	(0.04)[1]	(0.04)[1]	(0.04)[1]	0.09[1]
Net realized and unrealized gain on investments and foreign currency transactions	2.65	4.27	1.64	0.63	1.75
TOTAL FROM INVESTMENT OPERATIONS	2.61	4.23	1.60	0.59	1.84
Less Distributions:
Distributions from net investment income	—	—	—	(0.05)	(0.00)[2]
Distributions from net realized gain on investments and foreign currency transactions	(0.35)	(0.32)	(0.45)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.35)	(0.32)	(0.45)	(0.05)	(0.00)[2]
Net Asset Value, End of Period	$18.39	$16.13	$12.22	$11.07	$10.53
Total Return[3]	16.42%	35.44%	15.08%	5.63%	21.18%
Ratios to Average Net Assets:
Net expenses	1.15%[4]	1.50%[4]	1.50%	1.50%[4]	1.50%[4]
Net investment income (loss)	(0.23)%	(0.27)%	(0.34)%	(0.37)%	0.94%
Expense waiver/reimbursement[5]	0.17%	0.44%	0.49%	0.56%	0.75%
Supplemental Data:
Net assets, end of period (000 omitted)	$485,104	$365,693	$142,229	$140,128	$89,815
Portfolio turnover	68%	114%	94%	128%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.15%, 1.50%, 1.50% and 1.49% for the years ended October 31, 2014, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.48	$11.84	$10.82	$10.33	$8.60
Income From Investment Operations:
Net investment income (loss)	(0.17)[1]	(0.15)[1]	(0.13)[1]	(0.13)[1]	0.01[1]
Net realized and unrealized gain on investments and foreign currency transactions	2.54	4.11	1.60	0.62	1.72
TOTAL FROM INVESTMENT OPERATIONS	2.37	3.96	1.47	0.49	1.73
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(0.35)	(0.32)	(0.45)	—	—
Net Asset Value, End of Period	$17.50	$15.48	$11.84	$10.82	$10.33
Total Return[2]	15.54%	34.27%	14.20%	4.74%	20.12%
Ratios to Average Net Assets:
Net expenses	1.93%[3]	2.33%[3]	2.34%	2.33%[3]	2.34%[3]
Net investment income (loss)	(1.03)%	(1.08)%	(1.15)%	(1.20)%	0.14%
Expense waiver/reimbursement[4]	0.14%	0.35%	0.40%	0.48%	0.68%
Supplemental Data:
Net assets, end of period (000 omitted)	$280,250	$181,073	$81,269	$69,810	$47,002
Portfolio turnover	68%	114%	94%	128%	69%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.93%, 2.33%, 2.33% and 2.33% for the years ended October 31, 2014, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.74	$11.97	$10.91	$10.40	$8.63
Income From Investment Operations:
Net investment income (loss)	(0.11)[1]	(0.10)[1]	(0.09)[1]	(0.07)[1]	0.08[1]
Net realized and unrealized gain on investments and foreign currency transactions	2.58	4.19	1.60	0.61	1.69
TOTAL FROM INVESTMENT OPERATIONS	2.47	4.09	1.51	0.54	1.77
Less Distributions:
Distributions from net investment income	—	—	—	(0.03)	—
Distributions from net realized gain on investments and foreign currency transactions	(0.35)	(0.32)	(0.45)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.35)	(0.32)	(0.45)	(0.03)	—
Net Asset Value, End of Period	$17.86	$15.74	$11.97	$10.91	$10.40
Total Return[3]	15.93%	35.00%	14.46%	5.20%	20.51%
Ratios to Average Net Assets:
Net expenses	1.55%[4]	1.93%[4]	1.95%	1.95%[4]	1.95%[4]
Net investment income (loss)[5]	(0.64)%	(0.76)%	(0.77)%	(0.65)%	0.88%
Expense waiver/reimbursement	0.19%	0.40%	0.44%	0.55%	0.71%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,580	$66,543	$19,688	$16,393	$1,901
Portfolio turnover	68%	114%	94%	128%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.55%, 1.93%, 1.95% and 1.94% for the years ended October 31, 2014, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.30	$12.32	$11.13	$10.58	$8.73
Income From Investment Operations:
Net investment income (loss)	(0.00)[1]	(0.01)[1]	(0.01)[1]	(0.01)[1]	0.16[1]
Net realized and unrealized gain on investments and foreign currency transactions	2.69	4.31	1.65	0.63	1.70
TOTAL FROM INVESTMENT OPERATIONS	2.69	4.30	1.64	0.62	1.86
Less Distributions:
Distributions from net investment income	—	—	—	(0.07)	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	(0.35)	(0.32)	(0.45)	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.35)	(0.32)	(0.45)	(0.07)	(0.01)
Net Asset Value, End of Period	$18.64	$16.30	$12.32	$11.13	$10.58
Total Return[3]	16.74%	35.72%	15.37%	5.89%	21.38%
Ratios to Average Net Assets:
Net expenses	0.89%[4]	1.25%[4]	1.25%	1.25%[4]	1.25%[4]
Net investment income (loss)	(0.01)%	(0.07)%	(0.07)%	(0.10)%	1.62%
Expense waiver/reimbursement[5]	0.15%	0.41%	0.45%	0.52%	0.68%
Supplemental Data:
Net assets, end of period (000 omitted)	$813,517	$365,715	$106,055	$93,222	$54,905
Portfolio turnover	68%	114%	94%	128%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.89%, 1.25%, 1.25% and 1.24% for the years ended October 31, 2014, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout the Period)
Period Ended October 31	2014[1]
Net Asset Value, Beginning of Period	$16.81
Income From Investment Operations:
Net investment income	0.01[2]
Net realized and unrealized gain on investments and foreign currency transactions	1.83
TOTAL FROM INVESTMENT OPERATIONS	1.84
Net Asset Value, End of Period	$18.65
Total Return[3]	10.95%
Ratios to Average Net Assets:
Net expenses	0.78%[4,5]
Net investment income	0.07%[5]
Expense waiver/reimbursement[6]	0.11%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$129,160
Portfolio Turnover	68%[7]
1	Reflects operations for the period from December 30, 2013 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 0.78% for the period ended October 31, 2014, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period ended October 31, 2014.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $154,506,964 of securities loaned, $208,676,390 of investment in an affiliated holding, and $51,443,827 of investment in affiliated companies (Note 5) (identified cost $1,574,138,898)		$1,922,590,882
Cash denominated in foreign currencies (identified cost $4,299)		4,275
Income receivable		544,870
Receivable for investments sold		19,397,165
Receivable for shares sold		5,142,592
Other assets		8,936
TOTAL ASSETS		1,947,688,720
Liabilities:
Payable for investments purchased	$4,680,240
Payable for shares redeemed	1,630,444
Payable for collateral due to broker for securities lending	159,883,073
Payable for distribution services fee (Note 5)	194,557
Payable for other service fees (Notes 2 and 5)	313,631
Accrued expenses (Note 5)	375,560
TOTAL LIABILITIES		167,077,505
Net assets for 97,033,225 shares outstanding		$1,780,611,215
Net Assets Consist of:
Paid-in capital		$1,367,677,123
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		348,428,597
Accumulated net realized gain on investments and foreign currency transactions		64,505,495
TOTAL NET ASSETS		$1,780,611,215
Annual Shareholder Report
15

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($485,104,268 ÷ 26,382,907 shares outstanding), no par value, unlimited shares authorized	$18.39
Offering price per share (100/94.50 of $18.39)	$19.46
Redemption proceeds per share	$18.39
Class C Shares:
Net asset value per share ($280,250,402 ÷ 16,014,706 shares outstanding), no par value, unlimited shares authorized	$17.50
Offering price per share	$17.50
Redemption proceeds per share (99.00/100 of $17.50)	$17.33
Class R Shares:
Net asset value per share ($72,579,695 ÷ 4,063,210 shares outstanding), no par value, unlimited shares authorized	$17.86
Offering price per share	$17.86
Redemption proceeds per share	$17.86
Institutional Shares:
Net asset value per share ($813,516,533 ÷ 43,645,939 shares outstanding), no par value, unlimited shares authorized	$18.64
Offering price per share	$18.64
Redemption proceeds per share	$18.64
Class R6 Shares:
Net asset value per share ($129,160,317 ÷ 6,926,463 shares outstanding), no par value, unlimited shares authorized	$18.65
Offering price per share	$18.65
Redemption proceeds per share	$18.65
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Operations
Year Ended October 31, 2014
Investment Income:
Dividends (including $35,535 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $255,258)			$12,125,292
Interest (including income on securities loaned of $70,131)			447,712
TOTAL INCOME			12,573,004
Expenses:
Investment adviser fee (Note 5)		$11,660,848
Administrative fee (Note 5)		1,095,959
Custodian fees		111,527
Transfer agent fee (Note 2)		1,405,457
Directors'/Trustees' fees (Note 5)		3,289
Auditing fees		39,350
Legal fees		16,476
Portfolio accounting fees		195,634
Distribution services fee (Note 5)		2,103,186
Other service fees (Notes 2 and 5)		1,751,474
Share registration costs		160,092
Printing and postage		84,104
Miscellaneous (Note 5)		15,326
TOTAL EXPENSES		18,642,722
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,846,299)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(258,811)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(26,174)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(2,131,284)
Net expenses			16,511,438
Net investment income (loss)			(3,938,434)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			71,697,788
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			141,867,207
Net realized and unrealized gain on investments and foreign currency transactions			213,564,995
Change in net assets resulting from operations			$209,626,561
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(3,938,434)	$(2,228,042)
Net realized gain on investments and foreign currency transactions	71,697,788	24,885,045
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	141,867,207	148,520,197
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	209,626,561	171,177,200
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(8,670,116)	(3,685,824)
Class C Shares	(4,381,245)	(2,165,169)
Class R Shares	(1,474,660)	(525,006)
Institutional Shares	(8,908,655)	(2,712,258)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,434,676)	(9,088,257)
Share Transactions:
Proceeds from sale of shares	1,029,764,602	635,937,100
Net asset value of shares issued to shareholders in payment of distributions declared	19,553,826	7,229,411
Cost of shares redeemed	(433,922,725)	(175,472,815)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	615,395,703	467,693,696
Change in net assets	801,587,588	629,782,639
Net Assets:
Beginning of period	979,023,627	349,240,988
End of period	$1,780,611,215	$979,023,627
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Kaufmann Large Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
The Fund commenced offering Class R6 Shares on December 30, 2013.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
Annual Shareholder Report
19

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
20

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
21

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended October 31, 2014, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$482,044	$(137,583)
Class C Shares	239,833	—
Class R Shares	183,781	(562)
Institutional Shares	489,414	(85,725)
Class R6 Shares[1]	10,385	—
TOTAL	$1,405,457	$(223,870)
1	Reflects operations for the period from December 30, 2013 (date of initial investment) to October 31, 2014.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,166,883
Class C Shares	584,591
TOTAL	$1,751,474
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Annual Shareholder Report
22

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2014, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $911. This is based on the contracts held as of each month-end throughout the fiscal period.
Annual Shareholder Report
23

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which is an agreement between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2014, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$154,506,964	$159,883,073
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$997
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	15,162,985	$257,106,457	15,730,873	$223,269,485
Shares issued to shareholders in payment of distributions declared	490,757	8,156,394	280,464	3,404,045
Shares redeemed	(11,947,053)	(208,713,135)	(4,977,997)	(70,003,346)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,706,689	$56,549,716	11,033,340	$156,670,184

Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	5,987,338	$97,441,036	6,079,086	$84,121,406
Shares issued to shareholders in payment of distributions declared	204,539	3,256,263	129,157	1,515,933
Shares redeemed	(1,872,577)	(30,720,354)	(1,379,291)	(18,510,110)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	4,319,300	$69,976,945	4,828,952	$67,127,229

Year Ended October 31	2014		2013
Class R Shares:	Shares	Amount	Shares	Amount
Share sold	1,026,619	$17,043,401	4,275,661	$65,117,040
Shares issued to shareholders in payment of distributions declared	89,345	1,446,491	44,144	524,735
Shares redeemed	(1,281,309)	(21,317,376)	(1,735,358)	(23,309,578)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(165,345)	$(2,827,484)	2,584,447	$42,332,197
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Year Ended October 31	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	29,176,724	$509,784,728	18,238,307	$263,429,169
Shares issued to shareholders in payment of distributions declared	398,256	6,694,678	145,724	1,784,698
Shares redeemed	(8,362,069)	(144,739,744)	(4,562,029)	(63,649,781)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	21,212,911	$371,739,662	13,822,002	$201,564,086

	Period Ended 10/31/2014[1]		Year Ended 10/31/2013
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,624,811	$148,388,980	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,698,348)	(28,432,116)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	6,926,463	$119,956,864	—	$—
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	36,000,018	$615,395,703	32,268,741	$467,693,696
1	Reflects operations for the period from December 30, 2013 (date of initial investment) to October 31, 2014.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating losses, foreign currency transactions and discount accretion/premium amortization on debt securities.
For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$3,938,434	$(3,938,434)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013 was as follows:
	2014	2013
Ordinary income[1]	$15,174,058	$6,935,233
Long-term capital gains	$8,260,618	$2,153,024
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

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As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$41,308,211
Undistributed long-term capital gains	$28,334,193
Net unrealized appreciation	$343,291,688
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2014, the cost of investments for federal tax purposes was $1,579,275,807. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities, was $343,315,075. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $360,582,306 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,267,231.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to December 30, 2013, the annual advisory fee was 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser voluntarily waived $1,744,246 of its fee and reimbursed $233,870 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2014, the Sub-Adviser earned a fee of $9,615,089.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$1,753,773	$—
Class R Shares	349,413	(34,941)
TOTAL	$2,103,186	$(34,941)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $660,440 of fees paid by the Fund. For the year ended October 31, 2014, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $242,151 in sales charges from the sale of Class A Shares. FSC also retained $3,533 of CDSC relating to redemptions of Class A Shares and $50,065 of CDSC relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2014, FSSC received $17,171 of the other service fees disclosed in Note 2.
Expense Limitation
Effective December 30, 2013, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.09%, 1.87%, 1.48%, 0.84% and 0.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $4,033,750 and $4,186,080, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated Funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2014, were as follows:
Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend Income
Central European Media Enterprises Ltd., Class A	2,129,474	1,750,000	—	3,879,474	$9,427,122	—
Central European Media Enterprises Ltd., Rights	—	721,119	—	721,119	$1,364,429	—
Central European Media Enterprises Ltd., 12/1/2017	—	3,433,900	—	3,433,900	$3,713,935	—
Premier, Inc.	—	1,106,601	—	1,106,601	$36,938,341	—
TOTAL OF AFFILIATED COMPANIES	2,129,474	7,011,620	-	9,141,094	$51,443,827	$—
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $102,053. Transactions involving the affiliated holdings during the year ended October 31, 2014, were as follows:
	Federated Money Market Management, Institutional Shares	Federated Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2013	-	56,689,174	56,689,174
Purchases/Additions	339,006,982	1,134,785,061	1,473,792,043
Sales/Reductions	(179,123,909)	(1,142,680,918)	(1,321,804,827)
Balance of Shares Held 10/31/2014	159,883,073	48,793,317	208,676,390
Value	$159,883,073	$48,793,317	$208,676,390
Dividend Income	$—	$35,535	$35,535
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2014, the Fund's expenses were reduced by $26,174 under these arrangements.
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7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$1,503,560,460
Sales	$915,104,377
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2014, the amount of long-term capital gains designated by the Fund was $8,260,618.
For the fiscal year ended October 31, 2014, 45.3% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2014, 30.7% qualify for the dividends received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Large Cap Fund:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Large Cap Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years and periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Large Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years and periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,109.20	$5.79
Class C Shares	$1,000	$1,104.80	$9.97
Class R Shares	$1,000	$1,106.60	$8.07
Institutional Shares	$1,000	$1,110.20	$4.47
Class R6 Shares	$1,000	$1,110.80	$4.15
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.71	$5.55
Class C Shares	$1,000	$1,015.76	$9.55
Class R Shares	$1,000	$1,017.54	$7.73
Institutional Shares	$1,000	$1,020.97	$4.28
Class R6 Shares	$1,000	$1,021.27	$3.97
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.09%
Class C Shares	1.88%
Class R Shares	1.52%
Institutional Shares	0.84%
Class R6 Shares	0.78%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Lawrence Auriana Birth Date: January 8, 1944 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: December 2007	Principal Occupations: Lawrence Auriana has been the Fund's Portfolio Manager since December 2007. He is Vice President of the Trust with respect to the Fund. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Hans P. Utsch Birth Date: July 3, 1936 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: December 2007	Principal Occupations: Hans P. Utsch has been the Fund's Portfolio Manager since December 2007. He is Vice President of the Trust with respect to the Fund. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Kaufmann Large Cap Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
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viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
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and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and how their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and different portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single
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change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officers' view that fund-by-fund estimation may be unreliable was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did
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the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Large Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172446
CUSIP 314172438
CUSIP 314172420
CUSIP 314172412
CUSIP 314172131
39667 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	FKASX
B	FKBSX
C	FKCSX
R	FKKSX

Federated Kaufmann Small Cap Fund
Fund Established 2002

A Portfolio of Federated Equity Funds

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Small Cap Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014, was 13.37% for the Class A Shares, 12.75% for the Class B Shares, 12.75% for the Class C Shares and 13.43% for the Class R Shares. The total return of the Russell 2000® Growth Index (R2000G),1 the Fund's broad-based securities market index, was 8.26% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was 5.86% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and international exposure.3 These were the most significant factors affecting the Fund's performance relative to the R2000G.
The following discussion will focus on the performance of the Fund's Class R Shares.
Market Overview
During the reporting period, the global equity markets performed well with the United States' stock markets outperforming yet again. Central banks around the world continued their monetary easing during the year especially with the unconventional actions taken by the European Central Bank during 2014. The U.S. Federal Reserve (the Fed) exited its quantitative easing program in October as positive economic data supported less stimulative action. Worries about global growth slowing pressured many base commodities (i.e., Oil and Metals) and caused some deflationary pressures. Despite persistent geopolitical headwinds, e.g., Ukraine and Middle East, foreign economies continued to grow, albeit slowly, while policymakers around the world continue to lean towards stimulus which drove the U.S. Dollar Index4 to a four year high. Despite these uncertainties, the equity markets performed very well, and corporate earnings remained strong during the reporting period.
Stock Selection
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as an accommodating Fed along with other central banks in the world. The monetary easing policies allowed a slow but gradual recovery of the major world economies. Profitability of many of the companies in which the Fund invested remained strong throughout the past year.
The outperformance relative to the R2000G was due to stock selection particularly in the Health Care, Energy and Consumer Discretionary sectors. Individual companies that most contributed to the Fund's performance during the year were Intercept Pharmaceuticals, Puma Biotechnology, Biodelivery
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Sciences, Dexcom, Dynavax, Salix Pharmaceuticals, Agios Pharmaceuticals, Diplomat Pharmaceuticals, Itermune and Caesarstone. Laggard companies that hurt Fund relative performance were Commvault Systems, Innovative Solution, Zogenix, Yoox, Broadsoft, Channeladvisor, Protalix Biotherapeutics, Salvatore Ferragamo, International Meal and Aegerion Pharmaceutical.
Sector Exposure
Approximately 83% of the Fund is currently invested in four large sectors: Consumer Discretionary, Healthcare, Industrials and Information Technology. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting Consumer Discretionary and underweighting Consumer Staples detracted from relative performance versus the R2000G.
International Exposure
Stock selection of companies domiciled outside the U.S. was a negative contributor to Fund performance. Approximately 12% of the Fund's assets that were invested in such companies during the year hurt relative performance because U.S. stock markets generally outperformed international stock markets during the period.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Kaufmann Small Cap Fund from October 31, 2004 (or later) to October 31, 2014 compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The graph for the R Shares illustrates a hypothetical investment from November 1, 2005 (start of performance) to October 31, 2014. The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–CLASS A SHARES
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

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Growth of a $10,000 INVESTMENT–CLASS R SHARES
Growth of $10,000 as of October 31, 2014
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years	Start of Performance*
Class A Shares	7.13%	15.63%	8.32%	N/A
Class B Shares	7.55%	16.09%	8.45%	N/A
Class C Shares	11.81%	16.31%	8.34%	N/A
Class R Shares	13.43%	16.98%	N/A	8.53%
R2000G	8.26%	18.61%	9.42%	9.04%
MSGFA	5.86%	17.42%	8.93%	7.37%
*	The Fund's Class R Shares start of performance date was November 1, 2005.

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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the MSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	29.4%
Consumer Discretionary	20.4%
Information Technology	20.4%
Industrials	12.9%
Financials	5.5%
Materials	4.0%
Energy	3.9%
Consumer Staples	2.1%
Telecommunication Services	1.0%
Utilities	0.4%
Securities Lending Collateral[2]	14.3%
Derivative Contracts[3,4]	0.0%
Other Assets and Liabilities—Net[5]	(14.3)%
TOTAL	100%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2014
Shares or Principal Amount			Value
		COMMON STOCKS—98.9%
		Consumer Discretionary—19.6%
124,100	[1,2]	2U, Inc.	$2,258,620
148,400		AMC Entertainment Holdings, Inc.	3,769,360
235,410		Arezzo Industria e Comercio SA	2,726,610
69,800		Brunello Cucinelli SpA	1,412,495
2,415,000	[1,2,3]	Central European Media Enterprises Ltd., Class A	5,868,450
203,300	[1]	Century Communities, Inc.	3,756,984
3,585,694	[1,3]	Cinedigm Corp.	5,557,826
315,900		Clubcorp Holdings, Inc.	6,021,054
230,000	[1]	Dave & Buster's Entertainment, Inc.	4,521,800
338,000	[1]	Del Frisco's Restaurant Group LLC	7,848,360
233,304	[1,4,5]	Elior SCA	3,568,896
55,800	[1,2]	Five Below, Inc.	2,224,746
24,300	[1,2]	GoPro, Inc.	1,873,530
371,500		International Meal Co. Holdings SA	2,653,678
272,750	[1]	La Quinta Holdings, Inc.	5,566,828
191,574	[1]	Malibu Boats, Inc.	3,574,771
531,500	[4,5]	Merlin Entertainments PLC	3,001,213
160,375		Moncler SpA	2,224,050
6,028,100		NagaCorp Limited	5,064,319
159,600		National CineMedia, Inc.	2,537,640
119,500	[1]	Nord Anglia Education, Inc.	2,041,060
600,000	[1]	SSP Group PLC	2,301,077
179,300		Salvatore Ferragamo Italia SpA	4,237,067
2,716,800		Samsonite International SA	9,071,526
62,000	[1]	Shutterfly, Inc.	2,593,460
109,800		Six Flags Entertainment Corp.	4,424,940
433,300	[1]	Tower International, Inc.	10,529,190
83,696	[1,3]	Townsquare Media LLC	1,055,407
285,000	[1]	Tri Pointe Homes, Inc.	3,901,650
36,650		Vail Resorts, Inc.	3,165,094
106,500	[1]	Vince Holding Corp.	3,732,825
110,712	[1,2]	Wayfair, Inc.	2,778,871
245,325	[1]	Yoox SpA	4,532,682
177,015	[1,2]	Zoe's Kitchen, Inc.	6,453,967
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Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Consumer Discretionary—continued
57,300	[1,2]	Zulily, Inc.	$2,084,574
		TOTAL	138,934,620
		Consumer Staples—2.1%
236,800	[1,2]	Amira Nature Food Ltd.	4,122,688
525,000	[1]	Diplomat Pharmacy, Inc.	11,287,500
		TOTAL	15,410,188
		Energy—3.9%
543,703	[1,2]	Aspen Aerogels, Inc.	5,398,971
268,672	[1,2]	Gevo, Inc.	96,157
378,800	[1]	Memorial Resource Development Corp.	10,261,692
290,000	[1]	Parsley Energy, Inc.	4,921,300
150,000	[1,2]	Transocean Partners LLC	3,769,500
54,700		Vermilion Energy, Inc.	3,104,221
		TOTAL	27,551,841
		Financials—5.5%
28,900	[1]	Affiliated Managers Group	5,773,931
107,400		Artisan Partners Asset Management, Inc.	5,206,752
1,782,000		Concentradora Fibra Hotelera Mexicana SA de CV	2,997,293
149,200		Cyrusone, Inc.	4,074,652
295,700		EverBank Financial Corp.	5,662,655
950,000	[1]	FinecoBank Banca Fineco SPA	4,943,822
81,000	[2]	Re/Max Holdings, Inc.	2,592,000
56,000	[2]	Ryman Hospitality Properties	2,763,600
332,300	[1]	Walker & Dunlop, Inc.	5,353,353
		TOTAL	39,368,058
		Health Care—29.1%
65,000	[1]	AAC Holdings, Inc.	1,415,700
76,200	[1]	Acadia Pharmaceuticals, Inc.	2,110,740
72,500	[1,2]	Agios Pharmaceuticals, Inc.	6,092,175
167,000	[1]	Alkermes, Inc.	8,441,850
311,600	[1]	Amphastar Pharmaceuticals, Inc.	3,159,624
128,200	[1]	AtriCure, Inc.	2,235,808
809,700	[1,2,3]	BioDelivery Sciences International, Inc.	14,088,780
3,870,800	[1,3]	Cardica, Inc.	3,811,190
141,600	[1]	CareDx, Inc.	849,600
1,435,000	[1,2]	Catalyst Pharmaceutical Partners, Inc.	4,261,950
19,000	[1,2]	Chimerix, Inc.	589,760
Annual Shareholder Report
8

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
1,325,000	[1,3]	Corcept Therapeutics, Inc.	$4,306,250
105,300	[1]	Cubist Pharmaceuticals, Inc.	7,612,137
397,400	[1,3]	Dexcom, Inc.	17,863,130
216,600	[1,3]	Dyax Corp.	2,679,342
16,122,000	[1,3]	Dynavax Technologies Corp.	26,440,080
300,000	[1,2,3]	Egalet Corp.	2,253,000
36,200	[1]	GW Pharmaceuticals PLC, ADR	2,669,750
144,100	[1]	Galapagos NV	2,008,791
73,000	[1]	HealthEquity, Inc.	1,489,200
92,000	[1]	Insulet Corp.	3,971,640
268,100	[1]	Intersect ENT, Inc.	5,091,219
147,700	[1]	MacroGenics, Inc.	3,144,533
18,382	[1]	Medidata Solutions, Inc.	829,212
548,100	[1]	Nektar Therapeutics	7,558,299
167,200	[1]	NuVasive, Inc.	6,838,480
350,000	[1,2]	Ocular Therapeutix, Inc.	5,344,500
16,500	[1]	Otonomy, Inc.	434,775
1,958,600	[1,3]	Progenics Pharmaceuticals, Inc.	9,460,038
987,600	[1,2,3]	Protalix Biotherapeutics, Inc.	2,172,720
29,400	[1]	Puma Biotechnology, Inc.	7,367,640
77,600	[1,2]	Repligen Corp.	1,957,072
69,700	[1]	Salix Pharmaceuticals Ltd.	10,026,345
80,700	[1,2]	Seattle Genetics, Inc.	2,959,269
171,300	[1]	Sientra, Inc.	3,049,140
228,900	[1]	Staar Surgical Co.	2,190,573
489,988	[1,3]	Threshold Pharmaceuticals, Inc., Class THL	1,435,665
65,700	[1]	Ultragenyx Pharmaceutical, Inc.	3,088,557
75,000	[1,2]	Veeva Systems, Inc.	2,233,500
1,322,300	[1,2]	Venaxis, Inc.	1,864,443
176,400	[1]	Veracyte, Inc.	1,423,548
288,488	[1,2]	Versartis, Inc.	5,743,796
2,868,000	[1,2,3]	Zogenix, Inc.	3,642,360
		TOTAL	206,206,181
		Industrials—12.9%
278,300		Air Lease Corp.	10,182,997
15,449,868		Aramex PJSC	13,043,003
243,000		DSV, De Sammensluttede Vognmad AS	7,271,305
Annual Shareholder Report
9

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Industrials—continued
237,400		H&E Equipment Services, Inc.	$8,876,386
44,000	[1]	Hexcel Corp.	1,843,160
1,050,000	[1,3]	Innovative Solutions and Support, Inc.	2,929,500
188,700		KAR Auction Services, Inc.	5,728,932
109,000		Kaman Corp., Class A	4,693,540
1,293,699		Louis XIII Holdings Ltd.	709,477
149,200	[1]	MOOG, Inc., Class A	11,419,768
166,600		NN, Inc.	4,165,000
298,000	[1]	Stock Building Supply Holdings, Inc.	4,675,620
103,000	[1]	Teledyne Technologies, Inc.	10,673,890
181,400	[1]	Tutor Perini Corp.	5,081,014
		TOTAL	91,293,592
		Information Technology—20.4%
132,000	[1,2]	Aerohive Networks, Inc.	660,000
25,200	[1,2]	Alibaba Group Holding Ltd., ADR	2,484,720
228,700	[1]	Amber Road, Inc.	3,053,145
42,000	[1,2]	Arista Networks, Inc.	3,412,500
191,400	[1]	BroadSoft, Inc.	4,383,060
159,465	[1,2]	CalAmp Corp.	3,074,485
40,500	[1]	Callidus Software, Inc.	570,645
1,827,500	[1,2]	Ceragon Networks Ltd.	2,302,650
205,000	[1,2,3]	ChannelAdvisor Corp.	2,847,450
172,500	[1,2]	Commvault Systems, Inc.	7,648,650
44,700	[1]	CoStar Group, Inc.	7,200,723
103,500	[1,2]	Cvent, Inc.	2,684,790
179,603	[1,2]	Cyber-Ark Software Ltd.	6,336,394
72,800	[1,2]	Demandware, Inc.	4,364,360
252,000	[1]	Envestnet, Inc.	11,193,840
148,533	[1,2]	Fleetmatics Group PLC	5,516,516
130,514	[1,2]	GTT Communications, Inc.	1,694,072
239,985	[1,2]	Globant SA	3,105,406
151,200	[1,2]	GrubHub, Inc.	5,497,632
50,000	[1]	Infoblox, Inc.	807,000
115,000	[1,2]	Jinkosolar Holding Co, Ltd., ADR	2,837,050
138,800	[1]	Marketo, Inc.	4,479,076
373,200	[1]	Mattson Technology, Inc.	992,712
330,000	[1]	Mavenir Systems, Inc.	4,045,800
Annual Shareholder Report
10

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—continued
312,206	[1,3]	Mecklermedia Corp.	$162,347
194,360	[1]	Microsemi Corp.	5,066,965
142,100	[1,2]	Mobile Iron, Inc.	1,429,526
175,000	[1]	NIC, Inc.	3,225,250
131,300	[1,2]	Nimble Storage, Inc.	3,592,368
124,800	[1,2]	Q2 Holdings, Inc.	1,883,232
411,200	[1]	RADWARE Ltd.	7,808,688
26,300	[1,4,5]	Rocket Internet AG	1,400,708
181,300	[1,2]	Rubicon Project, Inc./The	2,077,698
448,700	[1,2]	Synacor, Inc.	852,530
190,700	[1]	Synchronoss Technologies, Inc.	9,853,469
168,300		Telecity Group PLC	2,078,946
88,500		Tessera Technologies, Inc.	2,689,515
287,884	[1,2,3]	Textura Corp.	7,669,230
48,800	[1,2]	Varonis Systems, Inc.	950,624
200,000	[1]	Yodlee, Inc.	2,766,000
		TOTAL	144,699,772
		Materials—4.0%
242,000	[1]	Caesar Stone SDOT Yam Ltd.	13,518,120
643,400	[1]	Cemex Latam Hldgs SA	5,741,348
1,000,000	[1]	Thompson Creek Metals Co., Inc.	1,890,000
161,600		US Silica Holdings, Inc.	7,255,840
		TOTAL	28,405,308
		Telecommunication Services—1.0%
219,200	[1]	inContact, Inc.	1,950,880
229,727	[1]	Premiere Global Services, Inc.	2,405,242
196,960	[1]	RingCentral, Inc.	2,588,054
		TOTAL	6,944,176
		Utilities—0.4%
69,800		ITC Holdings Corp.	2,764,778
		TOTAL COMMON STOCKS (IDENTIFIED COST $523,302,801)	701,578,514
		CORPORATE BONDS—0.7%
		Consumer Discretionary—0.6%
$3,894,200	[3]	Central European Media Enterprises Ltd., 15.00%, 12/1/2017	4,211,772
Annual Shareholder Report
11

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Health Care—0.1%
$635,000	[3,4,5]	Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A, 4.50%, 9/15/2018	$534,358
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,924,434)	4,746,130
		WARRANTS—0.4%
		Consumer Discretionary—0.2%
817,782	[1,2,3,6]	Central European Media Enterprises Ltd., Warrants	1,547,325
		Health Care—0.2%
1,925,000	[1]	Alexza Pharmaceuticals, Inc., Warrants	144,568
121,142	[1,3]	Corcept Therapeutics, Inc., Warrants	41,939
446,014	[1,3]	Dynavax Technologies Corp., Warrants	247,092
1,046,250	[1,3]	Zogenix, Inc., Warrants	740,222
		TOTAL	1,173,821
		TOTAL WARRANTS (IDENTIFIED COST $1,809,655)	2,721,146
		INVESTMENT COMPANY—14.3%
101,766,905	[3,7,8]	Federated Money Market Management, Institutional Shares, 0.08% (AT NET ASSET VALUE)	101,766,905
		TOTAL INVESTMENTS—114.3% (IDENTIFIED COST $629,803,795)[9]	810,812,695
		OTHER ASSETS AND LIABILITIES - NET—(14.3)%[10]	(101,721,967)
		TOTAL NET ASSETS—100%	$709,090,728
At October 31, 2014, the Fund had outstanding foreign exchange contracts as follows:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation
Contracts Purchased:
11/3/2014	386,489 GBP	$618,242	$26
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report
12

1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Affiliated companies and holdings.
4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2014, these restricted securities amounted to $8,505,175, which represented 1.2% of total net assets.
5	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2014, these liquid restricted securities amounted to $8,505,175, which represented 1.2% of total net assets.
6	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
7	7-day net yield.
8	All or a portion of this security is held as collateral for securities lending.
9	The cost of investments for federal tax purposes amounts to $632,761,976.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or money market mutual funds.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
13

The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$551,648,050	$—	$—	$551,648,050
International	84,461,795	65,468,669	—	149,930,464
Debt Securities:
Corporate Bonds
Domestic	—	534,358	—	534,358
International	—	4,211,772	—	4,211,772
Warrants
Domestic	—	1,173,821	—	1,173,821
International	—	1,547,325	—	1,547,325
Investment Company	101,766,905	—	—	101,766,905
TOTAL SECURITIES	$737,876,750	$72,935,945	$—	$810,812,695
OTHER FINANCIAL INSTRUMENTS*	$26	$—	$—	$26
*Other financial instruments include foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
GBP	—British Pound
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.88	$25.26	$23.24	$24.36	$17.85
Income From Investment Operations:
Net investment income (loss)	(0.32)[1]	(0.26)[1]	(0.26)[1]	(0.29)[1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.16	6.50	3.94	(0.83)	6.56
TOTAL FROM INVESTMENT OPERATIONS	3.84	6.24	3.68	(1.12)	6.51
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.95)	(1.62)	(1.66)	—	—
Net Asset Value, End of Period	$28.77	$29.88	$25.26	$23.24	$24.36
Total Return[2]	13.37%	26.65%	17.00%	(4.60)%	36.47%
Ratios to Average Net Assets:
Net expenses	1.95%[3]	1.95%[3]	1.95%[3]	1.95%	1.95%
Net expenses excluding dividends and other expenses related to short sales	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(1.11)%	(0.97)%	(1.09)%	(1.15)%	(0.24)%
Expense waiver/reimbursement[4]	0.23%	0.32%	0.35%	0.36%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$466,020	$463,557	$525,581	$687,567	$919,029
Portfolio turnover	65%	66%	44%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, and 1.95% for the years ended October 31, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.93	$23.84	$22.14	$23.34	$17.19
Income From Investment Operations:
Net investment income (loss)	(0.45)[1]	(0.37)[1]	(0.37)[1]	(0.41)[1]	(0.16)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.88	6.08	3.73	(0.79)	6.31
TOTAL FROM INVESTMENT OPERATIONS	3.43	5.71	3.36	(1.20)	6.15
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.95)	(1.62)	(1.66)	—	—
Net Asset Value, End of Period	$26.41	$27.93	$23.84	$22.14	$23.34
Total Return[2]	12.75%	25.97%	16.36%	(5.14)%	35.78%
Ratios to Average Net Assets:
Net expenses	2.50%[3]	2.50%[3]	2.50%[3]	2.50%	2.50%
Net expenses excluding dividends and other expenses related to short sales	2.50%	2.50%	2.50%	2.50%	2.50%
Net investment income (loss)	(1.68)%	(1.51)%	(1.64)%	(1.69)%	(0.82)%
Expense waiver/reimbursement[4]	0.25%	0.33%	0.35%	0.32%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,108	$36,591	$42,298	$61,010	$82,726
Portfolio turnover	65%	66%	44%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.50%, 2.50% and 2.50% for the years ended October 31, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.93	$23.84	$22.14	$23.34	$17.19
Income From Investment Operations:
Net investment income (loss)	(0.44)[1]	(0.38)[1]	(0.38)[1]	(0.41)[1]	(0.16)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.87	6.09	3.74	(0.79)	6.31
TOTAL FROM INVESTMENT OPERATIONS	3.43	5.71	3.36	(1.20)	6.15
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.95)	(1.62)	(1.66)	—	—
Net Asset Value, End of Period	$26.41	$27.93	$23.84	$22.14	$23.34
Total Return[2]	12.75%	25.97%	16.36%	(5.14)%	35.78%
Ratios to Average Net Assets:
Net expenses	2.50%[3]	2.50%[3]	2.50%[3]	2.50%	2.50%
Net expenses excluding dividends and other expenses related to short sales	2.50%	2.50%	2.50%	2.50%	2.50%
Net investment income (loss)	(1.67)%	(1.54)%	(1.65)%	(1.68)%	(0.80)%
Expense waiver/reimbursement[4]	0.19%	0.27%	0.27%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$182,173	$180,147	$160,295	$172,922	$208,270
Portfolio turnover	65%	66%	44%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.50%, 2.50% and 2.50% for the years ended October 31, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.91	$25.26	$23.24	$24.36	$17.85
Income From Investment Operations:
Net investment income (loss)	(0.31)[1]	(0.25)[1]	(0.27)[1]	(0.29)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.17	6.52	3.95	(0.83)	6.55
TOTAL FROM INVESTMENT OPERATIONS	3.86	6.27	3.68	(1.12)	6.51
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(4.95)	(1.62)	(1.66)	—	—
Net Asset Value, End of Period	$28.82	$29.91	$25.26	$23.24	$24.36
Total Return[2]	13.43%	26.77%	17.00%	(4.60)%	36.47%
Ratios to Average Net Assets:
Net expenses	1.90%[3]	1.90%[3]	1.95%[3]	1.95%	1.95%
Net expenses excluding dividends and other expenses related to short sales	1.90%	1.90%	1.95%	1.95%	1.95%
Net investment income (loss)	(1.07)%	(0.93)%	(1.10)%	(1.14)%	(0.21)%
Expense waiver/reimbursement[4]	0.38%	0.44%	0.44%	0.45%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,789	$34,056	$31,485	$27,715	$35,515
Portfolio turnover	65%	66%	44%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.90%, 1.90% and 1.95% for the years ended October 31, 2014, 2013 and 2012, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $99,643,890 of securities loaned, $101,766,905 of investment in an affiliated holding and $123,267,569 of investment in affiliated companies (Note 5) (identified cost $629,803,795)		$810,812,695
Cash denominated in foreign currencies (identified cost $613,761)		585,457
Income receivable		302,973
Receivable for investments sold		6,626,705
Receivable for shares sold		316,694
Unrealized appreciation on foreign exchange contracts		26
TOTAL ASSETS		818,644,550
Liabilities:
Payable for investments purchased	$3,767,609
Payable for shares redeemed	1,163,053
Payable for collateral due to broker for securities lending	101,766,905
Bank overdraft	1,985,407
Payable for distribution services fee (Note 5)	209,532
Payable for other service fees (Notes 2 and 5)	287,931
Accrued expenses (Note 5)	373,385
TOTAL LIABILITIES		109,553,822
Net assets for 25,287,602 shares outstanding		$709,090,728
Net Assets Consist of:
Paid-in capital		$400,805,481
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		180,980,465
Accumulated net realized gain on investments and foreign currency transactions		127,692,400
Accumulated net investment income (loss)		(387,618)
TOTAL NET ASSETS		$709,090,728
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($466,020,196 ÷ 16,197,659 shares outstanding), no par value, unlimited shares authorized	$28.77
Offering price per share (100/94.50 of $28.77)	$30.44
Redemption proceeds per share	$28.77
Class B Shares:
Net asset value per share ($25,108,157 ÷ 950,731 shares outstanding), no par value, unlimited shares authorized	$26.41
Offering price per share	$26.41
Redemption proceeds per share (94.50/100 of $26.41)	$24.96
Class C Shares:
Net asset value per share ($182,173,491 ÷ 6,897,502 shares outstanding), no par value, unlimited shares authorized	$26.41
Offering price per share	$26.41
Redemption proceeds per share (99.00/100 of $26.41)	$26.15
Class R Shares:
Net asset value per share ($35,788,884 ÷ 1,241,710 shares outstanding), no par value, unlimited shares authorized	$28.82
Offering price per share	$28.82
Redemption proceeds per share	$28.82
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended October 31, 2014
Investment Income:
Dividends (including $2,610 received from an affiliated holding, $97,906 from an affiliated company (Note 5) and net of foreign taxes withheld of $72,841)			$4,026,632
Interest (including $293,855 from affiliated companies (Note 5) and income on securities loaned of $1,739,901)			2,208,445
TOTAL INCOME			6,235,077
Expenses:
Investment adviser fee (Note 5)		$10,278,702
Administrative fee (Note 5)		580,940
Custodian fees		218,613
Transfer agent fee (Note 2)		1,141,924
Directors'/Trustees' fees (Note 5)		2,350
Auditing fees		40,350
Legal fees		15,933
Portfolio accounting fees		152,825
Distribution services fee (Note 5)		3,046,861
Other service fees (Notes 2 and 5)		1,749,474
Share registration costs		67,274
Printing and postage		97,625
Miscellaneous (Note 5)		17,293
TOTAL EXPENSES		17,410,164
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(614,371)
Waiver/reimbursement of operating expenses (Notes 2 and 5)	(1,078,108)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(5,745)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		(1,698,224)
Net expenses			15,711,940
Net investment income (loss)			(9,476,863)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			139,444,272
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(40,749,832)
Net realized and unrealized gain on investments and foreign currency transactions			98,694,440
Change in net assets resulting from operations			$89,217,577
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(9,476,863)	$(8,538,856)
Net realized gain on investments and foreign currency transactions	139,444,272	131,506,160
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(40,749,832)	54,277,323
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	89,217,577	177,244,627
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(75,602,998)	(32,345,368)
Class B Shares	(6,255,616)	(2,734,537)
Class C Shares	(31,207,961)	(10,720,632)
Class R Shares	(5,740,683)	(1,987,209)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(118,807,258)	(47,787,746)
Share Transactions:
Proceeds from sale of shares	137,646,260	131,641,765
Net asset value of shares issued to shareholders in payment of distributions declared	108,523,114	43,968,490
Cost of shares redeemed	(221,840,239)	(350,375,212)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	24,329,135	(174,764,957)
Change in net assets	(5,260,546)	(45,308,076)
Net Assets:
Beginning of period	714,351,274	759,659,350
End of period (including accumulated net investment income (loss) of $(387,618) and $(632), respectively)	$709,090,728	$714,351,274
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Kaufmann Small Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
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NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
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■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and
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certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended October 31, 2014, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$693,232	$(478,118)
Class B Shares	67,947	(53,188)
Class C Shares	290,994	(208,683)
Class R Shares	89,751	—
TOTAL	$1,141,924	$(739,989)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $19,917 of other service fees for the year ended October 31, 2014. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,201,021
Class B Shares	81,453
Class C Shares	467,000
TOTAL	$1,749,474
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
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Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risk. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $309 and $875, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
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Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$26
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(22,852)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(606)
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Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2014, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$99,643,890	$101,766,905
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,654,364	$105,034,029	3,909,562	$101,855,034
Shares issued to shareholders in payment of distributions declared	2,524,989	70,472,440	1,329,605	30,408,068
Shares redeemed	(5,497,490)	(155,574,626)	(10,532,642)	(283,811,384)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	681,863	$19,931,843	(5,293,475)	$(151,548,282)

Year Ended October 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	91,937	$2,456,111	116,587	$2,847,722
Shares issued to shareholders in payment of distributions declared	229,938	5,918,608	118,502	2,546,617
Shares redeemed	(681,412)	(17,799,013)	(699,188)	(17,166,874)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(359,537)	$(9,424,294)	(464,099)	$(11,772,535)

Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	716,799	$18,746,293	637,088	$15,538,169
Shares issued to shareholders in payment of distributions declared	1,028,416	26,471,424	421,731	9,062,994
Shares redeemed	(1,298,072)	(34,317,177)	(1,332,233)	(32,691,123)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	447,143	10,900,540	(273,414)	$(8,089,960)

Year Ended October 31	2014		2013
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	394,165	$11,409,827	432,214	$11,400,840
Shares issued to shareholders in payment of distributions declared	202,527	5,660,642	85,263	1,950,811
Shares redeemed	(493,647)	(14,149,423)	(625,048)	(16,705,831)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	103,045	$2,921,046	(107,571)	$(3,354,180)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	872,514	$24,329,135	(6,138,559)	$(174,764,957)
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4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies (PFICs) and discount accretion/premium amortization on debt securities.
For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$7	$9,089,877	$(9,089,884)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income[1]	$23,428,608	$3,375,960
Long-term capital gains	$95,378,650	$44,411,786
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$50,620,264
Undistributed long-term capital gains	$79,642,699
Net unrealized appreciation	$178,022,284
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and for the realization for tax purposes of unrealized gains on investments in PFICs,.
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At October 31, 2014, the cost of investments for federal tax purposes was $632,761,976. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) outstanding foreign currency commitments was $178,050,719. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $233,698,963 and net unrealized depreciation from investments for those securities having an excess of cost over value of $55,648,244.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Prior to June 27, 2014, the annual advisory fee was 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser voluntarily waived $561,102 of its fee. In addition, an affiliate of the Adviser reimbursed $739,989 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2014, the Sub-Adviser earned a fee of $8,475,421.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$1,217,716	$(227,848)
Class B Shares	244,361	—
Class C Shares	1,400,999	—
Class R Shares	183,785	(110,271)
TOTAL	$3,046,861	$(338,119)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $1,117,792 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $33,712 in sales charges from the sale of Class A Shares. FSC also retained $7,965, $25,392 and $16,292 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
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Other Service Fees
For the year ended October 31, 2014, FSSC received $94,193 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2014, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $15,255,744 and $4,745,837, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Companies and Affiliated Holdings
An affiliated company is a company in which the Fund, alone or in combination with other affiliated funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2014, were as follows:
Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Interest/ Dividend Income
*Alexza Pharmaceuticals, Inc.	332,400	—	(332,400)	—	$—	$—
*Alexza Pharmaceuticals, Inc., Warrants	1,925,000	—	—	1,925,000	144,568	—
BioDelivery Sciences International, Inc.	280,000	650,000	(120,300)	809,700	14,088,780	—
Cardica, Inc.	—	3,934,414	(63,614)	3,870,800	3,811,190	—
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Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Interest/ Dividend Income
*Catalyst Pharmaceutical Partners, Inc.	1,556,917	45,000	(166,917)	1,435,000	4,261,950	—
Central European Media Enterprises Ltd., Class A	2,415,000	—	—	2,415,000	5,868,450	—
Central European Media Enterprises Ltd., Rights	—	817,824	(42)	817,782	1,547,325	—
Central European Media Enterprises Ltd., 15.00%, 12/1/2017	—	3,894,400	(200)	3,894,200	4,211,772	290,442
ChannelAdvisor Corp.	139,600	94,750	(29,350)	205,000	2,847,450	—
Cinedigm Corp.	3,132,000	1,145,000	(691,306)	3,585,694	5,557,826	—
*Cinedigm Digital Cinema Corp.	767,000	—	(767,000)	—	—	—
Corcept Therapeutics, Inc.	987,353	386,847	(49,200)	1,325,000	4,306,250	—
Corcept Therapeutics, Inc., Warrants	121,142	—	—	121,142	41,939	—
Dexcom, Inc.	516,238	—	(118,838)	397,400	17,863,130	—
Dyax Corp.	—	225,000	(8,400)	216,600	2,679,342	—
Dynavax Technologies Corp.	17,119,600	400,000	(1,397,600)	16,122,000	26,440,080	—
Dynavax Technologies Corp., Warrants	446,014	—	—	446,014	247,092	—
Egalet Corp.	—	560,000	(260,000)	300,000	2,253,000	—
*Gevo, Inc.	1,725,000	—	(1,456,328)	268,672	96,157	—
Innovative Solutions and Support, Inc.	1,110,000	45,113	(105,113)	1,050,000	2,929,500	—
*Mecklermedia Corp.	249,750	112,456	(50,000)	312,206	162,347	—
Progenics Pharmaceuticals, Inc.	1,910,000	104,800	(56,200)	1,958,600	9,460,038	$—
Protalix Biotherapeutics, Inc.	1,329,184	1,430	(343,014)	987,600	2,172,720	—
Protalix Biotherapeutics, Inc., Conv. Bond, Series, 4.50%, 9/15/2018	635,000	—	—	635,000	534,358	3,413
*RADWARE Ltd.	510,000	—	(98,800)	411,200	7,808,688	—
*RDA Microelectronics, Inc., ADR	648,700	—	(648,700)	—	—	—
*Synacor, Inc.	296,000	186,500	(33,800)	448,700	852,530	—
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Affiliates	Balance of Shares Held 10/31/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Interest/ Dividend Income
Textura Corp.	193,300	94,584	—	287,884	7,669,230	—
Threshold Pharmaceuticals, Inc., Class THL	675,912	257,688	(443,612)	489,988	1,435,665	—
Townsquare Media LLC	—	270,000	(186,304)	83,696	1,055,407
*US Silica Holdings, Inc.	274,400	58,600	(171,400)	161,600	7,255,840	97,906
*Veeva Systems, Inc.	—	81,000	(6,000)	75,000	2,233,500	—
Venaxis, Inc.	—	1,350,600	(28,300)	1,322,300	1,864,443	—
Zogenix, Inc.	2,558,954	582,099	(273,053)	2,868,000	3,642,360	—
Zogenix, Inc., Warrants	1,046,250	—	—	1,046,250	740,222	—
TOTAL OF AFFILIATED COMPANIES	42,900,714	15,298,105	(7,905,791)	50,293,028	146,083,149	391,761
*	At October 31, 2014, the Fund no longer has ownership of at least 5% of the voting shares.

Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $53,269. Transactions involving the affiliated holdings during the year ended October 31, 2014, were as follows:
	Federated Money Market Management, Institutional Shares	Federated Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2013	—	37,962,632	37,962,632
Purchases/Additions	159,145,863	412,907,201	572,053,064
Sales/Reductions	(57,378,958)	(450,869,833)	508,248,791)
Balance of Shares Held 10/31/2014	101,766,905	—	101,766,905
Value	$101,766,905	$—	$101,766,905
Dividend Income	$-	$2,610	$2,610
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2014, the Fund's expenses were reduced by $5,745 under these arrangements.
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7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$483,447,927
Sales	$576,301,017
8. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2014, the amount of long-term capital gains designated by the Fund was $95,378,650.
For the fiscal year ended October 31, 2014, 20.4% of the total ordinary income distributions (including short-term capital gains) made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions (including short-term capital gains) made by the Fund during the year ended October 31, 2014, 17.2% qualify for the dividends received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Small Cap Fund:
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Small Cap Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,064.00	$10.14
Class B Shares	$1,000	$1,061.10	$12.99
Class C Shares	$1,000	$1,061.10	$12.99
Class R Shares	$1,000	$1,064.30	$10.04
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.38	$9.91
Class B Shares	$1,000	$1,012.60	$12.68
Class C Shares	$1,000	$1,012.60	$12.68
Class R Shares	$1,000	$1,015.48	$9.80
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.50%
Class C Shares	2.50%
Class R Shares	1.93%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Lawrence Auriana Birth Date: January 8, 1944 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: December 2002	Principal Occupations: Lawrence Auriana has been the Fund's Portfolio Manager since December 2002. He is Vice President of the Trust with respect to the Fund. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Hans P. Utsch Birth Date: July 3, 1936 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: November 2001 Portfolio Manager since: December 2002	Principal Occupations: Hans P. Utsch has been the Fund's Portfolio Manager since December 2002. He is Vice President of the Trust with respect to the Fund. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Kaufmann Small Cap Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
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viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
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and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and how their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and different portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior
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Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 12.5 basis
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points in the contractual advisory fee of the Fund. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officers' view that fund-by-fund estimation may be unreliable was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the
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Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Small Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172636
CUSIP 314172628
CUSIP 314172610
CUSIP 314172537
29503 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	FGSAX
B	FGSBX
C	FGSCX
R	FGSKX
Institutional	FGSIX

Federated MDT Mid Cap Growth Strategies Fund
Fund Established 1984

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2013 through October 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Mid Cap Growth Strategies Fund (the “Fund”) based on net asset value for the 12-month reporting period ended October 31, 2014, was 16.50% for the Class A Shares, 15.66% for the Class B Shares, 15.66% for the Class C Shares, 15.89% for the Class R Shares and 16.80% for the Institutional Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1,2 the Fund's broad-based securities market index, was 14.59% for the same period. The total return of the Morningstar Mid Cap Growth Funds Average (MMCGFA),3 a peer group average for the Fund, was 10.21% during the reporting period. The Fund's and the MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, which was the most significant factor affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund's Institutional Shares during the reporting period.
MARKET OVERVIEW
The 12-month reporting period favored large-cap stocks the most (the Russell Top 200® Index4 returned 17.43%), followed by mid-cap stocks with the Russell Midcap® Index (RMCI)5 returning 15.32%. Small-cap stocks lagged significantly, with the Russell 2000® Index6 returning 8.06%. Within the RMCI, during the period, value outperformed growth as the Russell Midcap® Value Index7 returned 16.18% while the RMCGI returned 14.59%.
The best performing sectors in the RMCGI during the reporting period were Health Care (32.92%), Telecommunications Services (29.66%) and Utilities (28.93%). Those sectors far outperformed the next best sector, Consumer Staples (17.26%). Underperforming sectors during the same period included Energy (-5.78%), Consumer Discretionary (11.17%) and Financials (11.91%).
STOCK SELECTION
Stock selection based on fundamentals was the biggest contributor to the Fund's outperformance of the RMCGI during the 12-month reporting period. The Fund looked for stocks with the specific combinations of fundamentals that internal research has shown to predict outperformance relative to the RMCGI. During this 12-month reporting period, the most important combination of fundamentals was a low requirement for external financing paired with high or very high structural earnings, a proprietary measure which is used by the Fund to find stocks with high repeatable earnings potential. The stocks in the Fund with these characteristics provided two-thirds of the outperformance relative to
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the RMCGI. Other contributors to the outperformance of the Fund, relative to RMCGI, were stocks with the same limited requirement for external financing paired with positive earnings estimate momentum instead of high structural earnings.
There were two sectors that contributed substantially to the Fund's outperformance versus the RMCGI, Information Technology and Industrials. There were two sectors with more moderate contributions: Health Care and Consumer Discretionary. All of the outperformance in these sectors was driven by strong stock selection based on fundamentals rather than by sector selection, as the Fund is roughly sector-neutral. There were three sectors that provided small offsets to the performance: Consumer Staples, Energy and Financials. Exposure to cash (1.69% as a percentage of Fund market value) also provided a small offset to performance as the market did outperform cash.
Individual stocks enhancing the Fund's performance included United Continental Holdings, Western Digital Corporation, United Rentals Incorporated and Skyworks Solutions Incorporated. All of these stocks outperformed the RMCGI during the reporting period and were overweighted relative to the RMCGI. Western Digital, which is now assigned to the Russell Midcap® Value Index rather than the RMCGI, was in the RMCGI when it was bought by the Fund.
Individual stocks detracting from the Fund's performance during the reporting period included Activis plc, which was not held by the Fund but outperformed, and Nu Skin Enterprises, which was held by the Fund and underperformed.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Mid-Capitalization companies often have narrower markets and limited managerial and financial resources compared to larger and more established companies.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
4	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged, and it is not possible to invest directly in an index.
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5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
7	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Mid Cap Growth Strategies Fund2 from October 31, 2004 to October 31, 2014, compared to the Russell Midcap® Growth Index (RMCGI)3 and the Morningstar Mid Cap Growth Funds Average (MMCGFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	10.08%	14.24%	7.74%
Class B Shares	10.22%	14.45%	7.68%
Class C Shares	14.67%	14.68%	7.53%
Class R Shares	15.89%	14.98%	7.85%
Institutional Shares	16.80%	15.81%	8.44%
RMCGI	14.59%	18.73%	10.17%
MMCGFA	10.21%	16.47%	9.09%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the MMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Fund's Class R Shares and Institutional Shares commenced operations on December 12, 2006 and January 29, 2010, respectively. For the period prior to commencement of operations of the Class R Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of the Class R Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
3	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's industry composition1 was as follows:
Industry Composition	Percentage of Total Net Assets
Specialty Retailing	5.7%
Technology Hardware Storage & Peripherals	5.2%
Software Packaged/Custom	4.1%
Services to Medical Professionals	3.7%
Medical Supplies	3.5%
Airline - National	3.4%
Biotechnology	3.2%
Financial Services	2.9%
Clothing Stores	2.6%
Industrial Machinery	2.6%
Soft Drinks	2.5%
Grocery Chain	2.2%
Auto Original Equipment Manufacturers	2.0%
Auto Rentals	2.0%
Cosmetics & Toiletries	2.0%
Department Stores	2.0%
Hotels	2.0%
Toys & Games	1.9%
Textiles Apparel & Luxury Goods	1.7%
Auto Part Replacement	1.6%
Construction Machinery	1.5%
Mutual Fund Adviser	1.5%
Airline - Regional	1.3%
Crude Oil & Gas Production	1.3%
Home Products	1.3%
Household Appliances	1.3%
Household Durables	1.3%
Other Communications Equipment	1.3%
Computer Services	1.2%
Oil Service, Explore & Drill	1.2%
Paper Products	1.2%
Telecommunication Equipment & Services	1.2%
Ethical Drugs	1.1%
Auto Components	1.0%
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Industry Composition	Percentage of Total Net Assets
Specialty Chemicals	1.0%
Other[2]	22.5%
Cash Equivalents[3]	1.7%
Other Assets and Liabilities—Net[4]	0.3%
TOTAL	100%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2014
Shares			Value
		COMMON STOCKS—98.0%
		Advertising—0.3%
13,700		Omnicom Group, Inc.	$984,482
		Agricultural Chemicals—0.2%
15,400		Scotts Miracle-Gro Co.	912,296
		Airline - National—3.4%
87,500		Delta Air Lines, Inc.	3,520,125
168,600	[1]	United Continental Holdings, Inc.	8,903,766
		TOTAL	12,423,891
		Airline - Regional—1.3%
53,400		Alaska Air Group, Inc.	2,842,482
54,200		Southwest Airlines Co.	1,868,816
		TOTAL	4,711,298
		Apparel—0.8%
6,800		Carter's, Inc.	531,284
57,900		Coach, Inc.	1,990,602
3,500		V.F. Corp.	236,880
		TOTAL	2,758,766
		Auto Components—1.0%
63,800		Goodyear Tire & Rubber Co.	1,545,874
23,600		Lear Corp.	2,183,000
		TOTAL	3,728,874
		Auto Original Equipment Manufacturers—2.0%
9,300	[1]	AutoZone, Inc.	5,147,736
13,000		BorgWarner, Inc.	741,260
8,600	[1]	O'Reilly Automotive, Inc.	1,512,568
		TOTAL	7,401,564
		Auto Part Replacement—1.6%
59,200		Genuine Parts Co.	5,747,136
		Auto Rentals—2.0%
39,200	[1]	Avis Budget Group, Inc.	2,185,400
45,300	[1]	United Rentals, Inc.	4,985,718
		TOTAL	7,171,118
		Baking—0.1%
20,400		Flowers Foods, Inc.	387,600
		Biotechnology—3.2%
42,700	[1]	Alexion Pharmaceuticals, Inc.	8,171,072
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Shares			Value
		COMMON STOCKS—continued
		Biotechnology—continued
21,400	[1]	Medivation, Inc.	$2,261,980
32,800	[1]	Myriad Genetics, Inc.	1,295,272
		TOTAL	11,728,324
		Building Materials—0.2%
9,200		Lennox International, Inc.	818,064
		Capital Markets—0.2%
23,500		SEI Investments Co.	908,510
		Chemicals—0.3%
40,200		Huntsman Corp.	980,880
		Clothing Stores—2.6%
20,700	[1]	Fossil, Inc.	2,104,362
104,600		Gap (The), Inc.	3,963,294
16,700		Hanesbrands, Inc.	1,763,687
20,500	[1]	Michael Kors Holdings Ltd.	1,611,095
		TOTAL	9,442,438
		Commodity Chemicals—0.9%
30,900		RPM International, Inc.	1,399,770
28,600		Westlake Chemical Corp.	2,017,730
		TOTAL	3,417,500
		Computer Services—1.2%
24,200	[1]	Fiserv, Inc.	1,681,416
32,200		Global Payments, Inc.	2,592,100
		TOTAL	4,273,516
		Construction & Engineering—0.3%
16,900		Chicago Bridge & Iron Co., N.V.	923,416
		Construction Machinery—1.5%
68,200		Joy Global, Inc.	3,589,366
50,100		Manitowoc, Inc.	1,044,084
27,800		Trinity Industries, Inc.	992,738
		TOTAL	5,626,188
		Cosmetics & Toiletries—2.0%
108,500		Avon Products, Inc.	1,128,400
61,900		Estee Lauder Cos., Inc., Class A	4,653,642
49,600	[1]	Sally Beauty Holdings, Inc.	1,453,776
		TOTAL	7,235,818
		Crude Oil & Gas Production—1.3%
37,000		SM Energy Co.	2,083,100
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Shares			Value
		COMMON STOCKS—continued
		Crude Oil & Gas Production—continued
77,100	[1]	Southwestern Energy Co.	$2,506,521
		TOTAL	4,589,621
		Defense Aerospace—0.3%
2,400	[1]	B/E Aerospace, Inc.	178,680
22,000	[1]	Spirit Aerosystems Holdings, Inc., Class A	865,480
		TOTAL	1,044,160
		Defense Electronics—0.8%
12,000		Grainger (W.W.), Inc.	2,961,600
		Department Stores—2.0%
11,500		Dillards, Inc., Class A	1,216,240
33,400		Kohl's Corp.	1,810,948
74,000		Macy's, Inc.	4,278,680
		TOTAL	7,305,868
		Discount Department Stores—0.5%
31,000		Foot Locker, Inc.	1,736,310
		Diversified Consumer Services—0.1%
13,900		Block (H&R), Inc.	449,109
		Diversified Leisure—0.7%
39,100		Royal Caribbean Cruises Ltd.	2,657,627
		Education & Training Services—0.6%
81,400	[1]	Apollo Group, Inc., Class A	2,332,924
		Electrical Equipment—0.3%
18,100		AMETEK, Inc.	943,915
		Electronic Equipment Instruments & Components—0.3%
36,000		CDW Corp.	1,110,240
		Energy Equipment & Services—0.3%
22,700	[1]	FMC Technologies, Inc.	1,272,108
		Ethical Drugs—1.1%
30,100	[1]	United Therapeutics Corp.	3,942,197
		Financial Services—2.9%
22,300		Broadridge Financial Solutions	979,639
28,500		Dun & Bradstreet Corp.	3,500,085
30,300		Lazard Ltd., Class A	1,491,063
12,300		Moody's Corp.	1,220,529
23,500		Paychex, Inc.	1,103,090
56,200	[1]	Verifone Systems, Inc.	2,094,012
		TOTAL	10,388,418
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Shares			Value
		COMMON STOCKS—continued
		Furniture—0.3%
22,600	[1]	Tempur Sealy International, Inc.	$1,189,664
		Gas Utilities—0.1%
2,000		EQT Corp.	188,080
		Grocery Chain—2.2%
124,500		Kroger Co.	6,935,895
27,600		Whole Foods Market, Inc.	1,085,508
		TOTAL	8,021,403
		Health Care Equipment & Supplies—0.3%
7,800	[1]	Edwards Lifesciences Corp.	943,176
		Home Products—1.3%
67,700		Newell Rubbermaid, Inc.	2,256,441
36,600		Tupperware Brands Corp.	2,333,250
		TOTAL	4,589,691
		Hotels—2.0%
30,700		Marriott International, Inc., Class A	2,325,525
66,000		Wyndham Worldwide Corp.	5,126,220
		TOTAL	7,451,745
		Household Appliances—1.3%
27,400		Whirlpool Corp.	4,714,170
		Household Durables—1.3%
400	[1]	NVR, Inc.	491,032
43,600		Stanley Black & Decker, Inc.	4,082,704
		TOTAL	4,573,736
		Industrial Machinery—2.6%
39,500		Dover Corp.	3,137,880
9,400		Flowserve Corp.	639,106
42,900		Ingersoll-Rand PLC, Class A	2,686,398
49,900	[1]	MRC Global, Inc.	1,049,397
15,100		Valmont Industries, Inc.	2,056,167
		TOTAL	9,568,948
		Insurance—0.4%
18,600		Aon PLC	1,599,600
		IT Services—0.6%
132,800		Western Union Co.	2,252,288
		Life Sciences Tools & Services—0.3%
21,500	[1]	Quintiles Transnational Holdings, Inc.	1,258,610
		Magazine Publishing—0.4%
16,200		McGraw Hill Financial, Inc.	1,465,776
Annual Shareholder Report
11

Shares			Value
		COMMON STOCKS—continued
		Medical Supplies—3.5%
28,800		AmerisourceBergen Corp.	$2,459,808
16,000		Bard (C.R.), Inc.	2,623,520
33,300		Cardinal Health, Inc.	2,613,384
52,300	[1]	HCA, Inc.	3,663,615
34,100		Patterson Cos., Inc.	1,470,051
		TOTAL	12,830,378
		Medical Technology—0.9%
52,200		St. Jude Medical, Inc.	3,349,674
		Metal Containers—0.2%
12,400		Ball Corp.	798,932
		Metal Fabrication—0.2%
16,400		Timken Co.	705,036
		Miscellaneous Components—0.4%
26,400		Amphenol Corp., Class A	1,335,312
		Miscellaneous Food Products—0.5%
23,093		Ingredion, Inc.	1,783,934
		Miscellaneous Machinery—0.4%
2,900		Rockwell Automation, Inc.	325,815
7,000		Roper Industries, Inc.	1,108,100
		TOTAL	1,433,915
		Multi-Line Insurance—0.7%
68,100		Allied World Assurance Holdings Ltd.	2,587,800
		Mutual Fund Adviser—1.5%
1,600	[1]	Affiliated Managers Group	319,664
49,100		T. Rowe Price Group, Inc.	4,030,619
25,300		Waddell & Reed Financial, Inc., Class A	1,207,822
		TOTAL	5,558,105
		Office Equipment—0.5%
78,100		Pitney Bowes, Inc.	1,932,194
		Offshore Driller—0.3%
13,200		Oceaneering International, Inc.	927,564
		Oil Service, Explore & Drill—1.2%
37,400		Helmerich & Payne, Inc.	3,247,068
51,200		Patterson-UTI Energy, Inc.	1,179,136
		TOTAL	4,426,204
		Oil Well Supply—0.7%
43,100	[1]	Cameron International Corp.	2,566,605
Annual Shareholder Report
12

Shares			Value
		COMMON STOCKS—continued
		Other Communications Equipment—1.3%
78,300		Skyworks Solutions, Inc.	$4,560,192
		Packaged Foods—0.9%
7,700		Campbell Soup Co.	340,109
84,600		ConAgra Foods, Inc.	2,906,010
		TOTAL	3,246,119
		Paint & Related Materials—0.2%
9,100		Valspar Corp.	747,656
		Paper Products—1.2%
13,700		International Paper Co.	693,494
72,400		Rock-Tenn Co.	3,703,260
		TOTAL	4,396,754
		Personal & Household—0.2%
11,500		Nu Skin Enterprises, Inc., Class A	607,545
		Personnel Agency—0.5%
31,300		Robert Half International, Inc.	1,714,614
		Plastic Containers—0.7%
19,500		Bemis Co., Inc.	750,165
55,200	[1]	Owens-Illinois, Inc.	1,422,504
7,700		Sealed Air Corp.	279,125
		TOTAL	2,451,794
		Pollution Control—0.3%
7,400	[1]	Stericycle, Inc.	932,400
		Printed Circuit Boards—0.3%
51,700		Jabil Circuit, Inc.	1,083,115
		Recreational Vehicles—0.3%
7,900		Polaris Industries, Inc., Class A	1,191,794
		Restaurant—0.5%
3,000	[1]	Chipotle Mexican Grill, Inc.	1,914,000
		Semiconductor Manufacturing—0.7%
61,400		Broadcom Corp.	2,571,432
		Semiconductors & Semiconductor Equipment—0.6%
51,300		Microchip Technology, Inc.	2,211,543
		Services to Medical Professionals—3.7%
36,900	[1]	Henry Schein, Inc.	4,429,107
37,500	[1]	Laboratory Corp. of America Holdings	4,098,375
75,400		Quest Diagnostics, Inc.	4,784,884
		TOTAL	13,312,366
Annual Shareholder Report
13

Shares			Value
		COMMON STOCKS—continued
		Shipbuilding—0.6%
20,600		Huntington Ingalls Industries, Inc.	$2,179,892
		Shoes—0.2%
9,100	[1]	Deckers Outdoor Corp.	795,886
		Soft Drinks—2.5%
81,700		Coca-Cola Enterprises, Inc.	3,541,695
79,700		Dr. Pepper Snapple Group, Inc.	5,519,225
		TOTAL	9,060,920
		Software Packaged/Custom—4.1%
28,200	[1]	Citrix Systems, Inc.	1,811,286
106,800	[1]	Electronic Arts, Inc.	4,375,596
25,100	[1]	F5 Networks, Inc.	3,086,798
18,500	[1]	PTC, Inc.	705,775
204,400		Symantec Corp.	5,073,208
		TOTAL	15,052,663
		Specialty Chemicals—1.0%
34,200		Airgas, Inc.	3,814,668
		Specialty Retailing—5.7%
17,200		Abercrombie & Fitch Co., Class A	575,856
28,000	[1]	AutoNation, Inc.	1,603,280
56,300	[1]	Bed Bath & Beyond, Inc.	3,791,242
28,700		Dick's Sporting Goods, Inc.	1,302,119
47,650		Expedia, Inc.	4,048,821
71,000		Nordstrom, Inc.	5,155,310
46,300		PetSmart, Inc.	3,349,805
12,700		Williams-Sonoma, Inc.	825,881
		TOTAL	20,652,314
		Technology Hardware Storage & Peripherals—5.2%
140,500		NetApp, Inc.	6,013,400
61,300		Sandisk Corp.	5,770,782
33,600	[1]	Teradata Corp.	1,421,952
56,900		Western Digital Corp.	5,597,253
		TOTAL	18,803,387
		Telecommunication Equipment & Services—1.2%
65,500	[1]	Arris Group, Inc.	1,966,310
32,400		Motorola, Inc.	2,089,800
10,800	[1]	NeuStar, Inc., Class A	285,228
		TOTAL	4,341,338
Annual Shareholder Report
14

Shares			Value
		COMMON STOCKS—continued
		Telephone Utility—0.5%
168,700		Windstream Corp.	$1,767,976
		Textiles Apparel & Luxury Goods—1.7%
34,600		PVH Corp.	3,956,510
14,100		Ralph Lauren Corp.	2,324,244
		TOTAL	6,280,754
		Toys & Games—1.9%
68,900		Hasbro, Inc.	3,963,817
94,700		Mattel, Inc.	2,942,329
		TOTAL	6,906,146
		Trading Companies & Distributors—0.3%
43,700	[1]	HD Supply, Inc.	1,260,308
		Truck Manufacturing—0.2%
13,800		PACCAR, Inc.	901,416
		Undesignated Consumer Cyclicals—0.8%
38,900		Herbalife Ltd.	2,040,694
29,000		Weight Watchers International, Inc.	755,450
		TOTAL	2,796,144
		Uniforms—0.3%
16,200		Cintas Corp.	1,186,488
		TOTAL COMMON STOCKS (IDENTIFIED COST $287,912,152)	357,109,940
		INVESTMENT COMPANY—1.7%
6,129,933	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06% (AT NET ASSET VALUE)	6,129,933
		TOTAL INVESTMENTS—99.7% (IDENTIFIED COST $294,042,085)[4]	363,239,873
		OTHER ASSETS AND LIABILITIES - NET—0.3%[5]	923,257
		TOTAL NET ASSETS—100%	$364,163,130
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $294,050,181.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Annual Shareholder Report
15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of October 31, 2014, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$47.18	$34.77	$34.05	$32.38	$26.77
Income From Investment Operations:
Net investment income (loss)	0.08[1]	0.09[1]	(0.11)[1]	(0.21)[1]	0.01[1]
Net realized and unrealized gain on investments and foreign currency transactions	6.88	12.32	0.77	1.88	5.68
TOTAL FROM INVESTMENT OPERATIONS	6.96	12.41	0.66	1.67	5.69
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.08)
Distributions from net realized gain on investments	(5.91)	—	—	—	—
TOTAL DISTRIBUTIONS	(5.91)	—	—	—	(0.08)
Regulatory Settlement Proceeds	—	—	0.06[2]	—	—
Net Asset Value, End of Period	$48.23	$47.18	$34.77	$34.05	$32.38
Total Return[3]	16.50%	35.69%	2.11%[2]	5.16%	21.30%
Ratios to Average Net Assets:
Net expenses	1.22%	1.22%[4]	1.22%	1.19%[4,5]	0.99%[4,5]
Net investment income (loss)	0.17%	0.23%	(0.32)%	(0.60)%	0.04%
Expense waiver/reimbursement[6]	0.06%	0.11%	0.18%	0.22%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$269,537	$257,734	$226,079	$245,823	$283,387
Portfolio turnover	41%	124%	135%	172%	265%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.21% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22%, 1.18% and 0.98% for the years ended October 31, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 through December 31, 2010.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$40.23	$29.87	$29.48	$28.24	$23.46
Income From Investment Operations:
Net investment income (loss)	(0.22)[1]	(0.17)[1]	(0.32)[1]	(0.42)[1]	(0.19)[1]
Net realized and unrealized gain on investments and foreign currency transactions	5.74	10.53	0.66	1.66	4.97
TOTAL FROM INVESTMENT OPERATIONS	5.52	10.36	0.34	1.24	4.78
Less Distributions:
Distributions from net realized gain on investments	(5.91)	—	—	—	—
Regulatory Settlement Proceeds	—	—	0.05[2]	—	—
Net Asset Value, End of Period	$39.84	$40.23	$29.87	$29.48	$28.24
Total Return[3]	15.66%	34.68%	1.32%[2]	4.39%	20.38%
Ratios to Average Net Assets:
Net expenses	1.97%	1.97%[4]	1.97%	1.93%[4,5]	1.74%[4,5]
Net investment income (loss)	(0.58)%	(0.50)%	(1.06)%	(1.35)%	(0.73)%
Expense waiver/reimbursement[6]	0.14%	0.23%	0.31%	0.30%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,054	$4,331	$4,239	$6,325	$8,344
Portfolio turnover	41%	124%	135%	172%	265%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.97%, 1.93% and 1.73% for the years ended October 31, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 through December 31, 2010.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$40.68	$30.21	$29.81	$28.55	$23.72
Income From Investment Operations:
Net investment income (loss)	(0.22)[1]	(0.19)[1]	(0.33)[1]	(0.42)[1]	(0.19)[1]
Net realized and unrealized gain on investments and foreign currency transactions	5.81	10.66	0.68	1.68	5.02
TOTAL FROM INVESTMENT OPERATIONS	5.59	10.47	0.35	1.26	4.83
Less Distributions:
Distributions from net realized gain on investments	(5.91)	—	—	—	—
Regulatory Settlement Proceeds	—	—	0.05[2]	—	—
Net Asset Value, End of Period	$40.36	$40.68	$30.21	$29.81	$28.55
Total Return[3]	15.66%	34.66%	1.34%[2]	4.41%	20.36%
Ratios to Average Net Assets:
Net expenses	1.97%	1.97%[4]	1.97%	1.94%[4,5]	1.74%[4,5]
Net investment income (loss)	(0.58)%	(0.53)%	(1.07)%	(1.34)%	(0.71)%
Expense waiver/reimbursement[6]	0.10%	0.14%	0.20%	0.26%	0.42%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,666	$12,032	$9,843	$10,733	$11,060
Portfolio turnover	41%	124%	135%	172%	265%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.20% on the total return.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.97%, 1.93% and 1.73% for the years ended October 31, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 through December 31, 2010.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$46.02	$34.07	$33.53	$32.04	$26.54
Income From Investment Operations:
Net investment income (loss)	(0.17)[1]	(0.12)[1]	(0.29)[1]	(0.36)[1]	(0.13)[1]
Net realized and unrealized gain on investments and foreign currency transactions	6.69	12.07	0.77	1.85	5.63
TOTAL FROM INVESTMENT OPERATIONS	6.52	11.95	0.48	1.49	5.50
Less Distributions:
Distributions from net realized gain on investments	(5.91)	—	—	—	—
Regulatory Settlement Proceeds	—	—	0.06[2]	—	—
Net Asset Value, End of Period	$46.63	$46.02	$34.07	$33.53	$32.04
Total Return[3]	15.89%	35.07%	1.61%[2]	4.65%	20.72%
Ratios to Average Net Assets:
Net expenses	1.72%	1.67%[4]	1.72%	1.70%[4,5]	1.49%[4,5]
Net investment income (loss)	(0.37)%	(0.30)%	(0.83)%	(1.04)%	(0.44)%
Expense waiver/reimbursement[6]	0.08%	0.03%	0.09%	0.17%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,150	$4,532	$2,156	$1,483	$610
Portfolio turnover	41%	124%	135%	172%	265%
1	Per share numbers have been calculated using the average shares method.
2	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.15% on the total return.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.67%, 1.69% and 1.48% for the years ended October 31, 2013, 2011 and 2010, respectively, after taking into account these expense reductions.
5	Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 through December 31, 2010.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,				Period Ended 10/31/2010[1]
	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$47.63	$35.01	$34.20	$32.44	$28.18
Income From Investment Operations:
Net investment income (loss)	0.20[2]	0.20[2]	(0.03)[2]	(0.12)[2]	0.10[2]
Net realized and unrealized gain on investments and foreign currency transactions	6.96	12.42	0.78	1.88	4.16
TOTAL FROM INVESTMENT OPERATIONS	7.16	12.62	0.75	1.76	4.26
Less Distributions:
Distributions from net realized gain on investments	(5.91)	—	—	—	—
Regulatory Settlement Proceeds	—	—	0.06[3]	—	—
Net Asset Value, End of Period	$48.88	$47.63	$35.01	$34.20	$32.44
Total Return[4]	16.80%	36.05%	2.37%[3]	5.43%	15.12%
Ratios to Average Net Assets:
Net expenses	0.97%	0.97%[5]	0.97%	0.93%[5,6]	0.74%[5,6,7]
Net investment income (loss)	0.43%	0.48%	(0.09)%	(0.35)%	0.43%[7]
Expense waiver/reimbursement[8]	0.07%	0.11%	0.11%	0.18%	0.33%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$75,756	$93,618	$82,490	$26,835	$37,709
Portfolio turnover	41%	124%	135%	172%	265%[9]
1	Reflects operations for the period from January 29, 2010 (date of initial investment) to October 31, 2010.
2	Per share numbers have been calculated using the average shares method.
3	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.06% on the total return.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratios are calculated without reduction for expense offset arrangements. The net expense ratios are 0.97%, 0.92% and 0.73% for the years ended October 31, 2013 and 2011, and for the period ended October 31, 2010, respectively, after taking into account these expense reductions.
6	Pursuant to a settlement with the New York Attorney General, the Adviser has agreed to waive management fees in compliance with an Assurance of Discontinuance dated November 17, 2005. The net management fee was reduced to 0.4975% effective January 1, 2006 through December 31, 2010.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the entire fiscal year ended October 31, 2010.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $6,129,933 of investment in an affiliated holding (Note 5) (identified cost $294,042,085)		$363,239,873
Income receivable		122,720
Receivable for investments sold		2,771,758
Receivable for shares sold		66,396
Other assets		9,296
TOTAL ASSETS		366,210,043
Liabilities:
Payable for investments purchased	$1,591,451
Payable for shares redeemed	143,772
Payable for transfer agent fee	95,121
Payable for distribution services fee (Note 5)	11,035
Payable for other service fees (Notes 2 and 5)	139,700
Accrued expenses (Note 5)	65,834
TOTAL LIABILITIES		2,046,913
Net assets for 7,599,817 shares outstanding		$364,163,130
Net Assets Consist of:
Paid-in capital		$249,518,543
Net unrealized appreciation of investments		69,197,788
Accumulated net realized gain on investments		44,785,915
Undistributed net investment income		660,884
TOTAL NET ASSETS		$364,163,130
Annual Shareholder Report
22

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($269,537,387 ÷ 5,588,200 shares outstanding), no par value, unlimited shares authorized	$48.23
Offering price per share (100/94.50 of $48.23)	$51.04
Redemption proceeds per share	$48.23
Class B Shares:
Net asset value per share ($4,053,781 ÷ 101,760 shares outstanding), no par value, unlimited shares authorized	$39.84
Offering price per share	$39.84
Redemption proceeds per share (94.50/100 of $39.84)	$37.65
Class C Shares:
Net asset value per share ($12,665,971 ÷ 313,843 shares outstanding), no par value, unlimited shares authorized	$40.36
Offering price per share	$40.36
Redemption proceeds per share (99.00/100 of $40.36)	$39.96
Class R Shares:
Net asset value per share ($2,149,684 ÷ 46,097 shares outstanding), no par value, unlimited shares authorized	$46.63
Offering price per share	$46.63
Redemption proceeds per share	$46.63
Institutional Shares:
Net asset value per share ($75,756,307 ÷ 1,549,917 shares outstanding), no par value, unlimited shares authorized	$48.88
Offering price per share	$48.88
Redemption proceeds per share	$48.88
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Operations
Year Ended October 31, 2014
Investment Income:
Dividends (including $3,790 received from an affiliated holding (Note 5))			$5,035,461
Interest			442
TOTAL INCOME			5,035,903
Expenses:
Investment adviser fee (Note 5)		$2,706,588
Administrative fee (Note 5)		282,087
Custodian fees		24,205
Transfer agent fee (Note 2)		463,119
Directors'/Trustees' fees (Note 5)		2,019
Auditing fees		23,500
Legal fees		15,173
Portfolio accounting fees		129,034
Distribution services fee (Note 5)		141,036
Other service fees (Notes 2 and 5)		695,587
Share registration costs		63,173
Printing and postage		54,188
Miscellaneous (Note 5)		17,213
TOTAL EXPENSES		4,616,922
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(45,477)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(196,426)
TOTAL WAIVERS AND REIMBURSEMENTS		(241,903)
Net expenses			4,375,019
Net investment income			660,884
Realized and Unrealized Gain on Investments:
Net realized gain on investments			50,829,550
Net change in unrealized appreciation of investments			3,568,605
Net realized and unrealized gain on investments			54,398,155
Change in net assets resulting from operations			$55,059,039
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$660,884	$845,789
Net realized gain on investments and foreign currency transactions	50,829,550	68,883,083
Net change in unrealized appreciation/depreciation of investments	3,568,605	33,601,567
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	55,059,039	103,330,439
Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	(32,014,483)	—
Class B Shares	(622,207)	—
Class C Shares	(1,750,992)	—
Class R Shares	(576,474)	—
Institutional Shares	(10,941,135)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(45,905,291)	—
Share Transactions:
Proceeds from sale of shares	25,649,169	29,057,750
Net asset value of shares issued to shareholders in payment of distributions declared	42,911,658	—
Cost of shares redeemed	(85,798,765)	(84,949,056)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,237,938)	(55,891,306)
Change in net assets	(8,084,190)	47,439,133
Net Assets:
Beginning of period	372,247,320	324,808,187
End of period (including undistributed net investment income of $660,884 and $0, respectively)	$364,163,130	$372,247,320
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Strategies Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is appreciation of capital.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
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NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
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The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net
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assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended October 31, 2014, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$329,114	$(134,697)
Class B Shares	8,496	(5,555)
Class C Shares	19,108	(10,449)
Class R Shares	11,251	(1,941)
Institutional Shares	95,150	(43,684)
TOTAL	$463,119	$(196,326)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$653,451
Class B Shares	10,637
Class C Shares	31,499
TOTAL	$695,587
For the year ended October 31, 2014, the Fund's Institutional Shares did not incur other service fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund
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recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2014, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
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Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of October 31, 2014, the Fund had no outstanding securities on loan.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	247,225	$11,309,582	228,388	$9,234,730
Shares issued to shareholders in payment of distributions declared	700,736	29,634,128	—	—
Shares redeemed	(822,773)	(37,585,287)	(1,267,962)	(50,467,696)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	125,188	$3,358,423	(1,039,574)	$(41,232,966)

Year Ended October 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	15,580	$591,726	15,399	$551,482
Shares issued to shareholders in payment of distributions declared	16,744	588,733	—	—
Shares redeemed	(38,222)	(1,461,971)	(49,656)	(1,711,317)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,898)	$(281,512)	(34,257)	$(1,159,835)

Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	31,520	$1,211,858	26,223	$924,666
Shares issued to shareholders in payment of distributions declared	44,122	1,571,618	—	—
Shares redeemed	(57,534)	(2,219,267)	(56,351)	(1,928,663)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	18,108	$564,209	(30,128)	$(1,003,997)
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Year Ended October 31	2014		2013
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	7,079	$317,567	61,123	$2,352,532
Shares issued to shareholders in payment of distributions declared	14,036	576,474	—	—
Shares redeemed	(73,503)	(3,125,174)	(25,932)	(1,057,551)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(52,388)	$(2,231,133)	35,191	$1,294,981

Year Ended October 31	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	257,873	$12,218,436	372,361	$15,994,340
Shares issued to shareholders in payment of distributions declared	246,509	10,540,705	—	—
Shares redeemed	(920,144)	(41,407,066)	(762,885)	(29,783,829)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(415,762)	$(18,647,925)	(390,524)	$(13,789,489)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(330,752)	$(17,237,938)	(1,459,292)	$(55,891,306)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for regulatory settlement proceeds.
For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$(43,051)	$43,051
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income[1]	$11,404,227	$—
Long-term capital gains	$34,501,064	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
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As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$18,022,704
Undistributed long-term capital gains	$29,228,919
Net unrealized appreciation (depreciation)	$69,189,692
Capital loss carryforwards	$(1,796,728)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2014, the cost of investments for federal tax purposes was $294,050,181. The net unrealized appreciation of investments for federal tax purposes was $69,189,692. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $79,481,061 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,291,369.
At October 31, 2014, the Fund had a capital loss carryforward of $1,796,728 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$1,796,728	NA	$1,796,728
The Fund used capital loss carryforwards of $806,753 to offset capital gains realized during the year ended October 31, 2014.
As a result of the tax-free transfer of assets from Performance Leaders Equity Fund, certain capital loss carryforwards listed above may be limited.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser voluntarily waived $38,510 of its fee and reimbursed $196,326 of transfer agent fees.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$32,000	$—
Class C Shares	94,497	(100)
Class R Shares	14,539	—
TOTAL	$141,036	$(100)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $26,855 of fees paid by the Fund.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $8,540 in sales charges from the sale of Class A Shares. FSC also retained $463 of CDSC relating to redemptions of Class A Shares, $3,623 relating to redemptions of Class B Shares and $262 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2014, FSSC received $44,212 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses, expenses allocated from affiliated partnerships and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 1.97%, 1.97%, 1.72% and 0.97% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $6,967. Transactions involving the affiliated holding during the year ended October 31, 2014, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2013	5,639,097
Purchases/Additions	58,351,166
Sales/Reductions	(57,860,330)
Balance of Shares Held 10/31/2014	6,129,933
Value	$6,129,933
Dividend Income	$3,790
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$145,745,925
Sales	$208,775,867
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
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9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2014, the amount of long-term capital gains designated by the Fund was $34,501,064.
For the fiscal year ended October 31, 2014, 48.6% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2014, 46.0% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH STRATEGIES FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated MDT Mid Cap Growth Strategies Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated MDT Mid Cap Growth Strategies Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,066.80	$6.36
Class B Shares	$1,000	$1,063.00	$10.24
Class C Shares	$1,000	$1,062.90	$10.24
Class R Shares	$1,000	$1,063.90	$8.95
Institutional Shares	$1,000	$1,068.20	$5.06
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.06	$6.21
Class B Shares	$1,000	$1,015.27	$10.01
Class C Shares	$1,000	$1,015.27	$10.01
Class R Shares	$1,000	$1,016.53	$8.74
Institutional Shares	$1,000	$1,020.32	$4.94
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.22%
Class B Shares	1.97%
Class C Shares	1.97%
Class R Shares	1.72%
Institutional Shares	0.97%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Daniel Mahr Birth Date: April 9, 1981 125 High Street Oliver Tower 21st Floor Boston, MA 02110-2704 Vice President Officer since: January 2013 Portfolio Manager since: January 2013	Principal Occupations: Daniel Mahr has been the Fund's Portfolio Manager since January 2013. Mr. Mahr joined the MDT Advisers Investment Team in 2002. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the Optimum Q Process. He is Vice President of the Trust with respect to the Fund.. Mr. Mahr received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.
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Evaluation and Approval of Advisory Contract–May 2014
Federated MDT Mid Cap Growth Strategies Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group, and that the Senior Officer had specifically noted that the Fund's quantitative investment program is of such a type.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in
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allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
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The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Mid Cap Growth Strategies Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172107
CUSIP 314172206
CUSIP 314172305
CUSIP 314172529
CUSIP 314172198
G01228-08 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	FMAAX
B	FMBBX
C	FMRCX
Institutional	FMIIX

Federated Absolute Return Fund
Fund Established 2000

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2013 through October 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Absolute Return Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014 was 6.38% for Class A Shares, 5.59% for Class B Shares, 5.50% for Class C Shares and 6.56% for Institutional Shares. The total return of the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (BAML3MT),1 the Fund's broad-based securities market index (formerly BofA Merrill Lynch 91-Day Treasury Bill Index), was 0.05%. The total return of the Lipper Absolute Return Funds Average (LARFA),2 a peer group average for the Fund, was 2.48%. The Fund's and LARFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BAML3MT.
The Fund's investment strategy during the reporting period focused on long positions in equity/fixed-income and use of derivatives.3 These were the most significant factors affecting the Fund's performance relative to the BAML3MT.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
It was a positive 12-month reporting period for the U.S. stock market. However, the disparity of equity returns around the globe was wide. The United States and Japan, who both continued extremely accommodative monetary policy, were among the highest returns, while European and Emerging Market returns were close to flat.
During the year, the U.S. dollar strengthened considerably, as expectations for U.S. economic growth and interest rates both increased relative to the rest of the world. This caused non-U.S. currencies, commodities, and commodity-driven companies and countries to generally underperform. Global interest rates pressed to new all time-lows during the reporting period, which helped drive positive returns for the fixed-income asset class.
LONG positions
The long equity positions contributed 14.9% to the Fund return (this return and those below are gross figures). The equity sectors for which the Fund's holdings produced the largest positive contribution to Fund performance were Information Technology and Health Care. The equity sector for which the Fund's holdings produced negative contribution to Fund performance was Energy. Long fixed-income positions contributed 0.6% to Fund performance. Holdings in precious metals4 detracted 0.1% from the Fund's return.
Annual Shareholder Report

Derivatives positions
The short equity derivative positions detracted 8.5% from the Fund return (which includes losses from shorting equity index futures5 and from long equity put option positions). Both equity index futures and equity put options were used throughout the reporting period. The purpose of these derivative positions was to reach the desired Fund net equity market exposure and reduce the Fund's correlation to the U.S. equity market.
The Fund invested in currency forward and currency option contracts for both active exposures to currencies and for hedging currency risks of international stock holdings. These currency derivatives positions added 0.7% to Fund performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAML3MT.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LARFA.
3	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
4	Investments in precious metals may be subject to additional risks.
5	The Fund may make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Absolute Return Fund (the “Fund”) from October 31, 2004 to October 31, 2014, compared to the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (BAML3MT)2 and the Lipper Absolute Return Funds Average (LARFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–Class a shares
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	0.55%	-1.51%	-0.22%
Class B Shares	0.09%	-1.51%	-0.26%
Class C Shares	4.45%	-1.14%	-0.41%
Institutional Shares[4]	6.56%	-0.14%	0.52%
BAML3MT	0.05%	0.09%	1.58%
LARFA	2.48%	1.93%	0.31%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML3MT and the LARFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BAML3MT measures the return on U.S. Treasury Bills maturing in 90 days. The BAML3MT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	LARFA figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
4	The Fund's Institutional Shares commenced operations on June 29, 2007. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance for Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At October 31, 2014, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Futures Contracts—Short (notional value)[3]	(39.6)%
Securities Sold Short	(1.0)%
U.S. Equity Securities	63.6%
International Equity Securities	11.3%
Corporate Bonds	4.5%
Trade Finance Agreements	3.2%
U.S. Treasury Securities	1.9%
Investment Company Securities	0.7%
Sovereign Bonds	0.1%
Asset Backed Securities	0.0%[4]
Purchased Put Options	0.7%
Purchased Call Options	0.1%
Other Derivative Contracts[5]	0.1%
Cash Equivalents[6]	10.1%
Adjustment for Futures Contracts (notional value)[3]	38.8%
Collateral on Deposit for Securities Sold Short	1.0%
Other Assets and Liabilities—Net[7]	4.5%
TOTAL	100.0%
At October 31, 2014, the Fund's sector composition8 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Health Care	25.8%
Information Technology	20.3%
Financials	16.2%
Industrials	11.0%
Consumer Discretionary	8.7%
Energy	8.2%
Materials	3.8%
Consumer Staples	2.3%
Telecommunication Services	2.2%
Utilities	1.5%
TOTAL	100.0%
Annual Shareholder Report

1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, an affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	More complete information regarding the Fund's direct investments in futures contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Represents less than 0.1%.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Other Derivative Contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts less liabilities. See Statement of Assets and Liabilities.
8	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
October 31, 2014
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—74.9%
		Aerospace & Defense—1.2%
18,000		General Dynamics Corp.	$2,515,680
		Air Freight & Logistics—1.3%
25,000		United Parcel Service, Inc.	2,622,750
		Auto Components—0.5%
30,000		Bridgestone Corp.	1,002,600
		Automobiles—1.3%
16,000		Bayerische Motoren Werke AG	1,711,848
5,000		Volkswagen AG	1,063,910
		TOTAL	2,775,758
		Banks—5.1%
100,000		Bank of America Corp.	1,716,000
50,000		Citigroup, Inc.	2,676,500
24,000		Comerica, Inc.	1,145,760
36,000		JPMorgan Chase & Co.	2,177,280
15,000		PNC Financial Services Group	1,295,850
30,000		Wells Fargo & Co.	1,592,700
		TOTAL	10,604,090
		Beverages—0.4%
10,000		Molson Coors Brewing Co., Class B	743,800
		Biotechnology—7.0%
12,000	[1]	Acorda Therapeutics, Inc.	417,840
10,000		Amgen, Inc.	1,621,800
20,000	[1]	Avalanche Biotechnologies, Inc.	717,600
4,000	[1]	Biogen Idec, Inc.	1,284,320
26,000	[1]	Celgene Corp.	2,784,340
20,000	[1]	Chimerix, Inc.	620,800
20,000	[1]	Clovis Oncology, Inc.	1,193,200
16,000	[1]	Gilead Sciences, Inc.	1,792,000
20,000	[1]	Kite Pharma, Inc.	739,800
12,000	[1]	Medivation, Inc.	1,268,400
60,000	[1]	Merrimack Pharmaceuticals, Inc.	550,200
13,000	[1]	Ophthotech Corp.	542,360
25,000	[1]	Regulus Therapeutics, Inc.	499,000
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Biotechnology—continued
20,000	[1]	Versartis, Inc.	$398,200
		TOTAL	14,429,860
		Building Products—0.6%
20,000		Allegion PLC	1,061,800
10,000	[1]	Continental Building Products, Inc.	147,400
		TOTAL	1,209,200
		Capital Markets—3.4%
50,000		Charles Schwab Corp.	1,433,500
6,000		Goldman Sachs Group, Inc.	1,139,940
40,000	[1]	HFF, Inc.	1,259,200
10,000	[1]	Medley Management, Inc.	162,600
60,000		Morgan Stanley	2,097,000
20,000	[1]	Stifel Financial Corp.	950,200
		TOTAL	7,042,440
		Chemicals—2.4%
15,000		Dow Chemical Co.	741,000
10,000		LyondellBasell Industries NV	916,300
5,000		PPG Industries, Inc.	1,018,450
15,000		RPM International, Inc.	679,500
6,000		Sherwin-Williams Co.	1,377,360
20,000	[1]	Trinseo SA	289,000
		TOTAL	5,021,610
		Communications Equipment—1.5%
60,000		Cisco Systems, Inc.	1,468,200
20,000		Qualcomm, Inc.	1,570,200
		TOTAL	3,038,400
		Construction & Engineering—0.8%
1,500,000		China Railway Construction Corp.	1,583,227
		Diversified Financial Services—1.4%
20,000	[1]	Berkshire Hathaway, Inc. Class B	2,803,200
		Diversified Telecommunication Services—1.7%
40,000		AT&T, Inc.	1,393,600
40,000		Verizon Communications, Inc.	2,010,000
		TOTAL	3,403,600
		Electric Utilities—1.2%
15,000		Duke Energy Corp.	1,232,250
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Electric Utilities—continued
25,000		Southern Co.	$1,159,000
		TOTAL	2,391,250
		Electrical Equipment—0.5%
16,000		Eaton Corp. PLC	1,094,240
		Electronic Equipment Instruments & Components—0.5%
32,000		CDW Corp.	986,880
		Energy Equipment & Services—3.6%
22,000		Baker Hughes, Inc.	1,165,120
30,000		Halliburton Co.	1,654,200
100,000	[1]	Independence Contract Drilling, Inc.	733,000
18,000		National-Oilwell, Inc.	1,307,520
40,000		Patterson-UTI Energy, Inc.	921,200
20,000	[1]	Transocean Partners LLC	502,600
180,000		Trinidad Drilling Ltd.	1,172,263
		TOTAL	7,455,903
		Food & Staples Retailing—1.3%
25,000		CVS Caremark Corp.	2,145,250
40,000	[1]	Smart & Final Stores, Inc.	590,000
		TOTAL	2,735,250
		Health Care Equipment & Supplies—0.9%
28,000		Medtronic, Inc.	1,908,480
		Health Care Providers & Services—2.0%
12,000	[1]	Centene Corp.	1,112,040
10,000		McKesson Corp.	2,034,100
14,000	[1]	Wellcare Health Plans, Inc.	950,180
		TOTAL	4,096,320
		Health Care Technology—0.2%
40,000	[1]	Castlight Health, Inc.	500,400
		Hotels Restaurants & Leisure—0.6%
30,000	[1]	Dave & Buster's Entertainment, Inc.	589,800
30,000	[1]	La Quinta Holdings, Inc.	612,300
		TOTAL	1,202,100
		Household Durables—0.2%
30,000	[1]	Installed Building Products, Inc.	435,300
		Industrial Conglomerates—1.3%
100,000		General Electric Co.	2,581,000
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Insurance—1.5%
20,000		American International Group, Inc.	$1,071,400
36,000		MetLife, Inc.	1,952,640
		TOTAL	3,024,040
		Internet Software & Services—2.3%
15,000	[1]	AOL Inc.	652,950
16,000	[1]	Facebook, Inc.	1,199,840
2,600	[1]	Google, Inc., Class A	1,476,462
2,600	[1]	Google, Inc., Class C	1,453,608
		TOTAL	4,782,860
		IT Services—0.8%
50,000	[1]	MOL Global, Inc. ADR	375,500
5,000		Visa, Inc., Class A	1,207,150
		TOTAL	1,582,650
		Machinery—2.1%
1,000,000		China South Locomotive	1,039,425
7,000		Cummins, Inc.	1,023,260
20,000		Ingersoll-Rand PLC, Class A	1,252,400
20,000		Joy Global, Inc.	1,052,600
		TOTAL	4,367,685
		Media—2.4%
15,000		CBS Outdoor Americas, Inc.	456,450
45,000		Comcast Corp., Class A	2,490,750
22,000	[1]	DIRECTV Group, Inc.	1,909,380
		TOTAL	4,856,580
		Metals & Mining—0.4%
21,575	[1]	Barisan Gold Corp.	2,489
15,000		Royal Gold, Inc.	857,250
		TOTAL	859,739
		Oil Gas & Consumable Fuels—2.5%
25,000		Exxon Mobil Corp.	2,417,750
10,000		Marathon Petroleum Corp.	909,000
20,000		Valero Energy Corp.	1,001,800
15,000	[1]	Whiting Petroleum Corp.	918,600
		TOTAL	5,247,150
		Pharmaceuticals—9.2%
30,000		AbbVie, Inc.	1,903,800
12,000	[1]	Actavis, Inc.	2,912,880
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Pharmaceuticals—continued
16,000		Allergan, Inc.	$3,040,960
50,000	[1]	Foamix Pharmaceuticals Ltd.	269,000
10,000	[1]	Jazz Pharmaceuticals PLC	1,688,400
25,000		Merck & Co., Inc.	1,448,500
40,000	[1]	Mylan, Inc.	2,142,000
50,000		Pfizer, Inc.	1,497,500
3,600		Roche Holding AG	1,063,283
10,000	[1]	Salix Pharmaceuticals Ltd.	1,438,500
8,000		Shire Ltd., ADR	1,598,400
		TOTAL	19,003,223
		Real Estate Investment Trusts (REITs)—0.5%
25,000		ProLogis Inc.	1,041,250
		Road & Rail—0.4%
12,000		Landstar System, Inc.	888,120
		Semiconductors & Semiconductor Equipment—2.6%
40,000		Applied Materials, Inc.	883,600
40,000		Intel Corp.	1,360,400
12,000		Lam Research Corp.	934,320
40,000		Marvell Technology Group Ltd.	537,600
40,000		NVIDIA Corp.	781,600
500		Samsung Electronics Co.	579,229
20,000	[1]	SunEdison Semiconductor PTE Ltd.	388,600
		TOTAL	5,465,349
		Software—3.8%
10,000	[1]	Check Point Software Technologies Ltd.	742,500
10,000	[1]	Citrix Systems, Inc.	642,300
10,000	[1]	HubSpot, Inc.	356,300
20,000	[1]	Materialise NV, ADR	220,200
60,000		Microsoft Corp.	2,817,000
30,000		Oracle Corp.	1,171,500
15,000	[1]	Red Hat, Inc.	883,800
20,000	[1]	Rubicon Project, Inc./The	229,200
6,000	[1]	VMware, Inc., Class A	501,420
20,000	[1]	Yodlee, Inc.	276,600
		TOTAL	7,840,820
		Specialty Retail—1.5%
20,000		Best Buy Co., Inc.	682,800
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS—continued
		Specialty Retail—continued
10,000	[1]	Boot Barn Holdings, Inc.	$177,500
36,000		TJX Cos., Inc.	2,279,520
		TOTAL	3,139,820
		Technology Hardware Storage & Peripherals—3.7%
38,000		Apple, Inc.	4,104,000
40,000		EMC Corp.	1,149,200
36,000		Hewlett-Packard Co.	1,291,680
7,000		IBM Corp.	1,150,800
		TOTAL	7,695,680
		Thrifts & Mortgage Finance—0.2%
20,000	[1]	Essent Group Ltd.	486,800
		Trading Companies & Distributors—0.1%
6,000	[1]	Now, Inc.	180,360
		TOTAL COMMON STOCKS (IDENTIFIED COST $130,523,291)	154,645,464
		U.S. TREASURY—1.9%
$4,000,000	[2,3]	United States Treasury Bill, 0.02%, 11/6/2014, (IDENTIFIED COST $3,999,984)	3,999,997
		INVESTMENT FUND—0.7%
19,400		GML Agricultural Commodity Trade Finance Fund (IDENTIFIED COST $1,940,035 )	1,448,464
		PURCHASED PUT OPTIONS—0.7%
		Chemicals—0.1%
125		Agrium, Inc. Strike Price $80, Expiration Date 01/17/2015	4,063
76		Ecolab, Inc. Strike Price $110, Expiration Date 01/17/2015	24,130
140		Praxair, Inc. Strike Price $125, Expiration Date 01/17/2015	48,300
		TOTAL	76,493
		Diversified Financial Services—0.1%
2,000		iShares MSCI Emerging Markets ETF, Strike Price $41, Expiration Date 12/20/2014	151,000
		Food & Staples Retailing—0.0%
90		Costco Wholesale Corp., Strike Price $120, Expiration Date 4/17/2015	15,165
		Hotels Restaurants & Leisure—0.0%
150		McDonald's Corp., Strike Price $90, Expiration Date 1/17/2015	18,825
		Household Products—0.0%
200		Colgate-Palmolive Co., Strike Price $62.50, Expiration Date 1/17/2015	9,600
100		Colgate-Palmolive Co., Strike Price $62.50, Expiration Date 5/15/2015	16,800
		TOTAL	26,400
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
	PURCHASED PUT OPTIONS—continued
	Index—0.5%
125	Energy Select Sector SPDR Fund. Strike Price $93, Expiration Date 11/22/2014	$74,375
1,500	iShares China Large-Cap ETF, Strike Price $37 Expiration Date 11/22/2014	15,750
2,000	iShares MSCI Australia ETF, Strike Price $25, Expiration Date 1/17/2015	175,000
298	iShares MSCI Mexico Capped ETF, Strike Price $67, Expiration Date 1/17/2015	46,637
250	iShares MSCI South Korea Capped ETF, Strike Price $60, Expiration Date 1/17/2015	72,375
50	iShares Nasdaq Biotechnology ETF, Strike Price $280, Expiration Date 1/17/2015	37,250
600	SPDR S&P 500 ETF Trust, Strike Price $180 Expiration Date 3/20/2015	149,100
1,000	SPDR S&P 500 ETF Trust, Strike Price $190, Expiration Date 11/22/2014	34,000
1,500	SPDR S&P 500 ETF Trust, Strike Price $185, Expiration Date 12/20/2014	125,250
400	SPDR S&P 500 ETF Trust, Strike Price $180, Expiration Date 1/17/2015	41,400
1,500	SPDR S&P 500 ETF Trust, Strike Price $180, Expiration Date 11/22/2014	15,750
500	SPDR S&P 500 ETF Trust, Strike Price $180, Expiration Date 12/20/2014	26,750
600	SPDR S&P 500 ETF Trust, Strike Price $185, Expiration Date 1/17/2015	90,300
300	SPDR S&P 500 ETF Trust, Strike Price $190, Expiration Date 1/17/2015	66,300
500	SPDR S&P 500 ETF Trust, Strike Price $190, Expiration Date 12/20/2014	67,750
1,500	SPDR S&P 500 ETF Trust, Strike Price $185, Expiration Date 11/22/2014	27,000
	TOTAL	1,064,987
	IT Services—0.0%
100	Accenture PLC, Strike Price $77.50 Expiration Date 2/20/2015	17,500
	TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $2,269,053)	1,370,370
	PURCHASED CALL OPTIONS—0.1%
	Biotechnology—0.0%
500	Sunesis Pharmaceuticals, Inc., Strike Price $7.50, Expiration Date 12/20/2014	0
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
		PURCHASED CALL OPTIONS—continued
		Index—0.1%
2,000		Consumer Discretionary Select Sector SPDR Fund, Strike Price $70, Expiration Date 1/17/2015	$179,000
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $222,750)	179,000
		INVESTMENT COMPANIES—18.0%[4]
20,111,613	[5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06%	20,111,613
911,085		Federated Project and Trade Finance Core Fund	8,737,310
1,275,936		High Yield Bond Portfolio	8,395,658
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $37,350,963)	37,244,581
		TOTAL INVESTMENTS—96.3% (IDENTIFIED COST $176,306,076)[6]	198,887,876
		OTHER ASSETS AND LIABILITIES - NET—3.7%[7]	7,596,223
		TOTAL NET ASSETS—100%	$206,484,099
SECURITIES SOLD SHORT
Shares		Value in U.S. Dollars
50,000	iShares MSCI Emerging Markets ETF (PROCEEDS $2,039,455)	$2,107,500
At October 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1S&P 500 Index, Short Futures	150	$75,427,500	December 2014	$(1,530,488)
[1]United States Treasury Notes 10 Year Short Futures	50	$6,317,969	December 2014	$(46,206)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(1,576,694)
At October 31, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/28/2014	2,200,000 EUR	$2,775,722	$(18,311)
11/28/2014	680,000 EUR	$852,876	$(586)
12/29/2014	1,100,000 AUD	2,163,260 TRY	$(3,232)
Annual Shareholder Report

Settlement Date	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased: (continued)
12/29/2014	13,533,424 NOK	1,600,000 EUR	$(41,274)
12/29/2014	2,150,060 TRY	1,100,000 AUD	$—
12/29/2014	266,123,756 JPY	2,812,500 CAD	$(120,810)
12/29/2014	4,500,000 CAD	419,614,740 JPY	$(6,341)
12/29/2014	413,959,840 JPY	$3,920,000	$(231,739)
12/29/2014	6,812,880 NOK	800,000 EUR	$—
12/29/2014	7,197,300 SEK	1,100,000 CAD	$—
12/29/2014	79,231,702 JPY	843,750 CAD	$(39,444)
12/29/2014	79,759,636 JPY	843,750 CAD	$(35,897)
Contracts Sold:
11/28/2014	2,200,000 EUR	$2,757,546	$135
11/28/2014	680,000 EUR	$852,332	$42
12/16/2014	2,250,000 CHF	$2,408,710	$69,254
12/29/2014	1,100,000 AUD	2,150,060 TRY	$(9,723)
12/29/2014	1,100,000 CAD	7,197,300 SEK	$321
12/29/2014	1,600,000 EUR	13,533,424 NOK	$37,767
12/29/2014	2,163,260 TRY	1,100,000 AUD	$7,097
12/29/2014	2,812,500 CAD	266,123,756 JPY	$264
12/29/2014	414,767,360 JPY	$3,920,000	$224,544
12/29/2014	419,614,740 JPY	4,500,000 CAD	$254,306
12/29/2014	800,000 EUR	6,812,880 NOK	$5,077
12/29/2014	843,750 CAD	79,231,702 JPY	$(2,114)
12/29/2014	843,750 CAD	79,759,636 JPY	$(958)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$88,378
Net Unrealized Appreciation (Depreciation) on Value of Security Sold Short, Futures Contracts and Foreign Exchange Contracts are included in “Other Assets and Liabilities – Net.”
1	Non-income-producing security.
2	Discount rate at time of purchase.
3	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.
4	Affiliated holdings.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $209,485,161.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Certain Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$131,379,971	$—	$—	$131,379,971
International	14,047,220	9,218,273	—	23,265,493
Debt Securities:
U.S. Treasury	—	3,999,997	—	3,999,997
Investment Fund	1,448,464[1]	—	—	1,448,464
Purchased Put Options	1,370,370	—	—	1,370,370
Purchased Call Options	179,000	—	—	179,000
Investment Companies[2]	28,507,271	8,737,310	—	37,244,581
TOTAL SECURITIES	$176,932,296	$21,955,580	$—	$198,887,876
OTHER FINANCIAL INSTRUMENTS[3]	$(3,684,194)	$88,378	$—	$(3,595,816)
1	Includes $1,471,744 of a security transferred from Level 3 to Level 1 because securities held by GML Agricultural Commodity Trade Finance Fund are valued utilizing observable market data. This transfer represents the value of the security at the beginning of the period.
2	Federated Project and Trade Finance Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Federated Project and Trade Finance Core Fund is classified as Level 2 due to the fact that the price of shares redeemed will be determined as of the closing net asset value (the NAV) of the fund up to twenty-four days after receipt of a shareholder redemption request.
3	Other financial instruments include a security sold short, futures contracts and foreign exchange contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
ETF	—Exchange-Traded Fund
EUR	—Euro
JPY	—Japanese Yen
NOK	—Norway Krone
REITs	—Real Estate Investment Trusts
SEK	—Swedish Krona
SPDR	—Standard & Poor's Depositary Receipts
TRY	—Turkish Lira
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.47	$9.50	$9.89	$10.10	$11.09
Income From Investment Operations:
Net investment income (loss)[1]	0.05	0.08	(0.04)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	0.55	(0.03)	(0.30)	0.21	(0.77)
TOTAL FROM INVESTMENT OPERATIONS	0.60	0.05	(0.34)	0.17	(0.74)
Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.03)	(0.05)	(0.38)	(0.25)
Return of capital[3]	—	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.00)	(0.08)	(0.05)	(0.38)	(0.25)
Net Asset Value, End of Period	$10.07	$9.47	$9.50	$9.89	$10.10
Total Return[4]	6.38%	0.53%	(3.41)%	1.74%	(6.67)%
Ratios to Average Net Assets:
Net expenses	1.26%	1.24%	1.26%	1.26%[5]	1.89%[5]
Net expenses excluding dividends and other expenses related to short sales	1.26%	1.24%	1.24%	1.24%[5]	1.24%[5]
Net investment income (loss)	0.49%	0.90%	(0.45)%	(0.41)%	0.27%
Expense waiver/reimbursement[6]	0.15%	0.18%	0.10%	0.08%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$88,588	$112,417	$175,186	$257,503	$464,884
Portfolio turnover	117%	198%	182%	129%	180%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents a return of capital for federal income tax purposes.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.26% and 1.89% for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these expense offset arrangements.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.39	$9.41	$9.82	$9.99	$10.99
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	0.01	(0.12)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	0.55	(0.03)	(0.29)	0.21	(0.76)
TOTAL FROM INVESTMENT OPERATIONS	0.52	(0.02)	(0.41)	0.10	(0.81)
Less Distributions:
Distributions from net investment income	(0.00)[2]	—	—	(0.27)	(0.19)
Net Asset Value, End of Period	$9.91	$9.39	$9.41	$9.82	$9.99
Total Return[3]	5.59%	(0.21)%	(4.18)%	1.08%	(7.44)%
Ratios to Average Net Assets:
Net expenses	2.03%	1.99%	2.01%	2.01%[4]	2.64%[4]
Net expenses excluding dividends and other expenses related to short sales	2.03%	1.99%	1.99%	1.99%[4]	1.99%[4]
Net investment income (loss)	(0.28)%	0.16%	(1.21)%	(1.15)%	(0.50)%
Expense waiver/reimbursement[5]	0.15%	0.18%	0.10%	0.09%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,193	$17,267	$34,029	$60,018	$103,483
Portfolio turnover	117%	198%	182%	129%	180%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.01% and 2.64% for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these expense offset arrangements.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.35	$9.37	$9.77	$9.96	$10.96
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	0.01	(0.11)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	0.54	(0.03)	(0.29)	0.20	(0.76)
TOTAL FROM INVESTMENT OPERATIONS	0.51	(0.02)	(0.40)	0.09	(0.81)
Less Distributions:
Distributions from net investment income	(0.00)[2]	—	—	(0.28)	(0.19)
Net Asset Value, End of Period	$9.86	$9.35	$9.37	$9.77	$9.96
Total Return[3]	5.50%	(0.21)%	(4.09)%	0.98%	(7.38)%
Ratios to Average Net Assets:
Net expenses	2.04%	1.99%	2.01%	2.01%[4]	2.63%[4]
Net expenses excluding dividends and other expenses related to short sales	2.04%	1.99%	1.99%	1.99%[4]	1.99%[4]
Net investment income (loss)	(0.28)%	0.15%	(1.19)%	(1.16)%	(0.50)%
Expense waiver/reimbursement[5]	0.15%	0.18%	0.10%	0.08%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$70,323	$87,659	$147,819	$207,932	$365,433
Portfolio turnover	117%	198%	182%	129%	180%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.01% and 2.63% for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these expense offset arrangements.
5	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.52	$9.56	$9.95	$10.15	$11.14
Income From Investment Operations:
Net investment income (loss)[1]	0.07	0.11	(0.02)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	0.55	(0.04)	(0.29)	0.22	(0.75)
TOTAL FROM INVESTMENT OPERATIONS	0.62	0.07	(0.31)	0.20	(0.72)
Less Distributions:
Distributions from net investment income	(0.00)[2]	(0.05)	(0.08)	(0.40)	(0.27)
Return of capital[3]	—	(0.06)	—	—	—
TOTAL DISTRIBUTIONS	(0.00)	(0.11)	(0.08)	(0.40)	(0.27)
Net Asset Value, End of Period	$10.14	$9.52	$9.56	$9.95	$10.15
Total Return[4]	6.56%	0.75%	(3.11)%	2.08%	(6.49)%
Ratios to Average Net Assets:
Net expenses	1.04%	0.99%	1.01%	1.01%[5]	1.58%[5]
Net expenses excluding dividends and other expenses related to short sales	1.04%	0.99%	0.99%	0.99%[5]	0.99%[5]
Net investment income (loss)	0.72%	1.18%	(0.20)%	(0.17)%	0.30%
Expense waiver/reimbursement[6]	0.14%	0.18%	0.10%	0.08%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,380	$27,681	$81,598	$90,569	$194,702
Portfolio turnover	117%	198%	182%	129%	180%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Represents return of capital for federal income tax purposes.
4	Based on net asset value.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.01% and 1.58% for the years ended October 31, 2011 and 2010, respectively, after taking into account these expense reductions. The net expense ratios excluding dividends and other expenses related to short sales are also calculated without reduction for these expense offset arrangements.
6	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investments in securities, at value including $37,244,581 of investment in affiliated holdings (Note 5) (identified cost $176,306,076)		$198,887,876
Deposit at broker for short sales		2,133,375
Restricted cash (Note 2)		1,122,000
Receivable for investments sold, net of reserve of $3,167,165 (Note 9)		10,617,005
Unrealized appreciation on foreign exchange contracts		598,807
Income receivable		346,861
Receivable for shares sold		241,449
TOTAL ASSETS		213,947,373
Liabilities:
Due to custodian	$2,134,825
Securities sold short, at value (proceeds $2,039,455)	2,107,500
Payable for investments purchased	1,251,790
Payable for daily variation margin	841,719
Unrealized depreciation on foreign exchange contracts	510,429
Payable for shares redeemed	334,451
Payable for distribution services fee (Note 5)	52,048
Payable for other service fees (Notes 2 and 5)	25,276
Accrued expenses (Note 5)	205,236
TOTAL LIABILITIES		7,463,274
Net assets for 20,650,294 shares outstanding		$206,484,099
Net Assets Consists of:
Paid-in capital		$654,986,949
Net unrealized appreciation of investments, short sales, futures contracts, certain receivables and translation of assets and liabilities in foreign currency		17,904,111
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions		(467,921,094)
Undistributed net investment income		1,514,133
TOTAL NET ASSETS		$206,484,099
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($88,588,164 ÷ 8,798,871 shares outstanding), no par value, unlimited shares authorized	$10.07
Offering price per share (100/94.50 of $10.07)	$10.66
Redemption proceeds per share	$10.07
Class B Shares:
Net asset value per share ($11,192,574 ÷ 1,129,958 shares outstanding), no par value, unlimited shares authorized	$9.91
Offering price per share	$9.91
Redemption proceeds per share (94.50/100 of $9.91)	$9.36
Class C Shares:
Net asset value per share ($70,322,968 ÷ 7,132,483 shares outstanding), no par value, unlimited shares authorized	$9.86
Offering price per share	$9.86
Redemption proceeds per share (99.00/100 of $9.86)	$9.76
Institutional Shares:
Net asset value per share ($36,380,393 ÷ 3,588,982 shares outstanding), no par value, unlimited shares authorized	$10.14
Offering price per share	$10.14
Redemption proceeds per share	$10.14
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
October 31, 2014
Investment Income:
Interest		$1,382
Dividends (including $1,250,461 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $43,550)		3,815,149
Investment income allocated from affiliated partnership (Note 5)		65,325
TOTAL INCOME		3,881,856
Expenses:
Investment adviser fee (Note 5)	$1,658,318
Administrative fee (Note 5)	172,827
Custodian fees	23,022
Transfer agent fees	463,752
Directors'/Trustees' fees (Note 5)	683
Auditing fees	34,000
Legal fees	15,871
Distribution services fee (Note 5)	686,446
Other service fees (Notes 2 and 5)	456,466
Portfolio accounting fees	151,877
Share registration costs	36,750
Printing and postage	53,837
Miscellaneous (Note 5)	9,405
TOTAL EXPENSES	3,763,254
Waiver/reimbursement of investment adviser fee (Note 5)	(329,986)
Net expenses		3,433,268
Net investment income		448,588
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Short Sales, Futures Contracts, Written Options, Certain Receivables and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of $(913,494) on sale of investments in affiliated holdings (Note 5)) and foreign currency transactions	$20,506,486
Net realized loss on futures contracts	(13,261,030)
Net realized gain on written options	17,959
Net realized gain allocated from affiliated partnership (Note 5)	24,283
Realized gain distribution from affiliated investment company shares (Note 5)	107,757
Net change in unrealized appreciation of investments, certain receivables and translation of assets and liabilities in foreign currency	3,226,338
Net change in unrealized depreciation of futures contracts	1,986,085
Net change in unrealized depreciation on short sales	(68,045)
Net realized and unrealized gain on investments, short sales, futures contracts, written options, certain receivables and foreign currency transactions	12,539,833
Change in net assets resulting from operations	$12,988,421
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$448,588	$1,928,023
Net realized gain (loss) on investments, including allocation from affiliated partnership, futures contracts, written options and foreign currency transactions	7,395,455	(9,292,805)
Net change in unrealized appreciation/depreciation of investments, short sales, futures contracts, certain receivables and translation of assets and liabilities in foreign currency	5,144,378	3,286,426
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,988,421	(4,078,356)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(49,723)	(547,703)
Class B Shares	(7,386)	—
Class C Shares	(38,927)	—
Institutional Shares	(11,940)	(327,833)
Return of Capital
Class A Shares	—	(761,559)
Institutional Shares	—	(455,840)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(107,976)	(2,092,935)
Share Transactions:
Proceeds from sale of shares	37,980,145	33,500,830
Net asset value of shares issued to shareholders in payment of distributions declared	91,324	1,751,132
Cost of shares redeemed	(89,492,724)	(222,688,463)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(51,421,255)	(187,436,501)
Change in net assets	(38,540,810)	(193,607,792)
Net Assets:
Beginning of period	245,024,909	438,632,701
End of period (including undistributed net investment income of $1,514,133 and $95,514, respectively)	$206,484,099	$245,024,909
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Absolute Return Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide absolute (positive) returns with low correlation to the U.S. equity market.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
Annual Shareholder Report

NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing-service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. During the year ended October 31, 2014, the Fund invested in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund recorded daily its proportionate share of income, expenses, realized and unrealized gains and losses from
Annual Shareholder Report

EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares and Class C Shares may bear distribution services fees and other service fees unique to those classes.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$227,650
Class B Shares	34,885
Class C Shares	193,931
TOTAL	$456,466
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage duration and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities, which is shown as restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of futures contracts held by the Fund throughout the period was $77,738,332. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to increase return and manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $309,227 and $354,060, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Short Sales
In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.
The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.
Option Contracts
The Fund buys/sells put and call options to increase return and to manage market risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.
Annual Shareholder Report

Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At October 31, 2014, the Fund had no outstanding written options contracts.
The following is a summary of the Fund's written options activity:
Contracts	Number of Contracts	Premium
Outstanding at October 31, 2013	—	$—
Contracts written	3,200,000	19,925
Contracts closed	(3,200,000)	(19,925)
Outstanding at October 31, 2014	—	$—
The average notional value of written options and purchased options held by the Fund throughout the period was $1,436 and $955,146, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$598,807	Unrealized depreciation on foreign exchange contracts	$510,429
Equity contracts	Total investments at value	1,549,370	Payable for daily variation margin	1,530,488*
Interest rate contracts		—	Payable for daily variation margin	46,206*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$2,148,177		$2,087,123
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Options Purchased	Options Written	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$—	$641,042	$641,042
Equity contracts	$(12,448,955)	$(7,108,723)	$17,959	$—	$(19,539,719)
Interest rate contracts	$(812,075)	$—	$—	$—	$(812,075)
TOTAL	$(13,261,030)	$(7,108,723)	$17,959	$641,042	$(19,710,752)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Options Purchased	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$395,968	$395,968
Equity contracts	$1,338,092	$(256,973)	$—	$1,081,119
Interest rate contracts	$647,993	$—	$—	$647,993
TOTAL	$1,986,085	$(256,973)	$395,968	$2,125,080
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,186,149	$11,597,303	2,071,641	$19,158,587
Shares issued to shareholders in payment of distributions declared	4,778	45,820	130,307	1,194,919
Shares redeemed	(4,260,807)	(41,707,526)	(8,767,043)	(80,948,358)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,069,880)	$(30,064,403)	(6,565,095)	$(60,594,852)
Annual Shareholder Report

Year Ended October 31	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	40,481	$390,554	145,506	$1,338,468
Shares issued to shareholders in payment of distributions declared	641	6,087	—	—
Shares redeemed	(749,627)	(7,236,656)	(1,921,456)	(17,644,469)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(708,505)	$(6,840,015)	(1,775,950)	$(16,306,001)

Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	359,504	$3,450,698	517,446	$4,753,288
Shares issued to shareholders in payment of distributions declared	3,455	32,689	—	—
Shares redeemed	(2,607,013)	(24,980,059)	(6,913,834)	(63,183,915)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(2,244,054)	$(21,496,672)	(6,396,388)	$(58,430,627)

Year Ended October 31	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	2,266,346	$22,541,590	885,505	$8,250,487
Shares issued to shareholders in payment of distributions declared	698	6,728	60,458	556,213
Shares redeemed	(1,587,080)	(15,568,483)	(6,575,923)	(60,911,721)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	679,964	$6,979,835	(5,629,960)	$(52,105,021)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,342,475)	$(51,421,255)	(20,367,393)	$(187,436,501)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), discount accretion/premium amortization on debt securities, short-term capital gain distribution reclass and partnership adjustments.
For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$ 1,078,007	$(1,078,007)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$107,976	$875,536
Return of capital	$—	$1,217,399
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,514,131
Net unrealized depreciation	$ (13,786,656)
Capital loss carryforwards	$ (436,230,325)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, defaulted bonds, and partnerships.
At October 31, 2014, the cost of investments for federal tax purposes was $209,485,161. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; (c) securities sold short; and (d) futures contracts was $10,597,285. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $24,155,214 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,752,499.
At October 31, 2014, the Fund had a capital loss carryforward of $436,230,325 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$ 16,482,810	$6,118,204	$ 22,601,014
2015	$ 26,587,308	NA	$ 26,587,308
2017	$ 257,322,572	NA	$ 257,322,572
2018	$ 111,074,244	NA	$ 111,074,244
2019	$ 18,645,187	NA	$ 18,645,187
The Fund used capital loss carryforwards of $8,384,707 to offset capital gains realized during the year ended October 31, 2014.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser waived $315,513 of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2014, the Sub-Adviser earned a fee of $47,324.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$104,654
Class C Shares	581,792
TOTAL	$686,446
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $86,241 of fees paid by the Fund. For the year ended October 31, 2014, the Fund's Class A Shares did not incur a distribution service fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $4,358 in sales charges from the sale of Class A Shares. FSC also retained $111, $26,426 and $669 of CDSC relating to redemptions of Class A Shares, B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2014, FSSC received $21,070 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, premiums for risk insurance policies on certain portfolio securities, expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.29%, 2.04%, 2.04% and 1.04% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $14,473. Transactions with the affiliated holdings during the year ended October 31, 2014, were as follows:
	Federated Prime Value Obligations Fund, Institutional Shares	Emerging Markets Fixed Income Core Fund	High Yield Bond Portfolio	Federated Project and Trade Finance Core Fund	Total of Affiliated Transactions
Balance of Shares Held 10/31/2013	12,089,925	150,030	2,303,126	—	14,543,081
Purchases/ Additions	162,024,931	—	155,974	1,845,985	164,026,890
Sales/ Reductions	(154,003,243)	(150,030)	(1,183,164)	(934,900)	(156,271,337)
Balance of Shares Held 10/31/2014	20,111,613	—	1,275,936	911,085	22,298,634
Value	$20,111,613	$—	$8,395,658	$8,737,310	$37,244,581
Dividend Income/Allocated Investment Income	$8,088	$65,325	$828,935	$413,438	$1,315,786
Realized Gain Distributions/Allocated Net Realized Gain (Loss)	$—	$24,283	$107,757	$—	$132,040
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$ 232,065,978
Sales	$ 305,215,426
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
Annual Shareholder Report

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
9. RECEIVABLE FROM BANKRUPTCY TRUSTEE
The amount presented on the Statement of Assets and Liabilities, under the caption receivable for investments sold, includes net realizable proceeds of $2,271,788 which represents the estimated amount expected to be received from the bankruptcy trustee for certain security transactions executed through Lehman Brothers in 2008.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated absolute return fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Absolute Return Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Absolute Return Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,036.00	$6.62
Class B Shares	$1,000	$1,032.30	$10.45
Class C Shares	$1,000	$1,032.50	$10.45
Institutional Shares	$1,000	$1,037.90	$5.34
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.70	$6.56
Class B Shares	$1,000	$1,014.92	$10.36
Class C Shares	$1,000	$1,014.92	$10.36
Institutional Shares	$1,000	$1,019.96	$5.30
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.29%
Class B Shares	2.04%
Class C Shares	2.04%
Institutional Shares	1.04%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Dana L. Meissner Birth Date: November 12, 1968 VICE PRESIDENT Officer since: December 2012 Portfolio Manager since: February 2009	Principal Occupations: Dana L. Meissner has been the Fund's Portfolio Manager since February 2009. He is Vice President of the Trust with respect to the Fund. Mr. Meissner, a Vice President of a Federated advisory subsidiary, joined Federated in May 2000 as an investment analyst and became senior investment analyst and assistant vice president in 2003. Mr. Meissner has received the Chartered Financial Analyst designation and is a member of the CFA Society of Pittsburgh. He received his MSIA from Carnegie Mellon University and M.S. and B.S. in Engineering from the University of Toledo.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated Absolute Return Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be
Annual Shareholder Report

viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
Annual Shareholder Report

and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in
Annual Shareholder Report

allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
Annual Shareholder Report

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Absolute Return Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172743
CUSIP 314172735
CUSIP 314172727
CUSIP 314172453
26852 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	SVAAX
C	SVACX
Institutional	SVAIX

Federated Strategic Value Dividend Fund
Fund Established 2005

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2013 through October 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Strategic Value Dividend Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended October 31, 2014 was 14.30% for the Class A Shares, 13.44% for the Class C Shares and 14.53% for the Institutional Shares. The 14.53% total return of the Institutional Shares for the reporting period consisted of 6.43% in dividend income and 8.10% in appreciation of the net asset value of the shares. The total return of the Dow Jones Select Dividend Index (DJSDI),1 a broad-based securities market index that represents the domestic dividend-paying universe, was 15.99% for the reporting period, while the total return of the Standard and Poor's 500 Index (S&P 500)2 was 17.27% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the DJSDI or the S&P 500.
The Fund's investment strategy focused on its goal of providing a consistent and growing income stream through dividend-based performance. This was the most significant factor affecting the Fund's performance relative to the DJSDI.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The onset of the reporting period saw the domestic equity market rallying on expectations of continued low interest rates and a highly accommodative Federal Reserve (the Fed). The equity market's strong performance came during a period of decent but still mixed economic data as pending home sales and consumer confidence continued to decline, while the National Institute for Supply Management (ISM) gauge reflected accelerating manufacturing activity and a strengthening labor market.
During the first quarter of 2014, equities fluctuated as bad weather and volatility took its toll and the U.S. market saw a rotation to defensive sectors; however, a constant view appeared to be that a brutally cold and snowy winter that played havoc with the data was just a temporary deterrent to accelerating economic growth. The Fed policymakers sent seemingly conflicting messages: that tightening may come sooner than expected, but also that key policy bellwethers—the labor market and inflation—remain well off desired levels. And overseas, Russia annexed part of Ukraine causing a sell-off which was later recovered as the likelihood of military action diminished.
Annual Shareholder Report
1

At mid-year, we saw modest improvement in manufacturing, employment and housing, but investor concerns about China's slowing economy and events in the Ukraine continued to weigh on investor enthusiasm. Throughout May and June, the broad market repeatedly hit record highs, tempting investors to take greater risks which further perpetuated a low quality, cyclical-led rally. Other market signals were rather mixed, indicating that some investors were still cautious of the market, as long-term Treasury bonds kept pace with the S&P 500.
During the third quarter, many geopolitical events impacted the markets including: the crash of a Malaysian commercial jet in Ukraine, the prolonged battle between Israelis and Hamas forces in Gaza, deflations worries in Europe and Japan, a slowing European economy, the tumultuous situation in the Middle East and the outbreak of the Ebola virus. September saw the return of volatility as the major equity indices and 10-Year Treasury experienced significant daily swings. Both the Dow Jones Industrial Average and the S&P 500 closed down on the month after trudging to new highs in mid-September.
The reporting period ended with increasing volatility and market declines in the beginning of October, culminating with a sharp mid-month sell-off. Much of the market's jitters in October's first half were fed by a rash of scary headlines, including a likely recession and potential deflation in Europe, a slowing China, softening retail and auto sales in the U.S., collapsing oil and other commodities prices and the threat of an Ebola outbreak. Other reports showed the labor market continuing to firm—jobless claims hovered at 14-year lows—and even wages starting to move up, while the initial estimate on real third-quarter GDP growth came in at a better-than-expected 3.5%. While some were bothered that the growth was fueled by a jump in government spending, others welcomed its arrival, noting the fiscal drag of the past five years. In addition, the Bank of Japan closed the period with some added market and economic tonic, launching massive quantitative easing that is expected to force European policymakers to take similar steps.
DIVIDEND-BASED PERFORMANCE
The Fund, dedicated to providing investors with dividend income, dividend growth and seeking lower downside risk, finished the reporting period with a gross weighted average yield of 4.2% and a 30 day SEC yield of 3.5%.3 The Fund's gross yield stands well above the yield of the 10-Year U.S. Treasury bond (2.4%), the broad-market S&P 500 (2.0%) and even the DJSDI (3.5%) which attempts to represent the domestic dividend-paying universe. For the 12 month reporting period, 36 companies within the Fund raised their dividend, accounting for 39 increases overall. Williams Companies, Inc. increased their dividend4 in January by 5.9%, in May by 5.6% and again in June by 31.8% for its third increase this calendar year, generating an impressive 47.4% increase year-to-date. Other notable increases include PepsiCo, Inc. (+15.4%), Lorillard, Inc. (+11.8%), Coca-Cola Co. (+8.9%), Altria (+8.3%), General Mills (+7.9%),
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Procter & Gamble Co. (+7.0%) and Chevron Corp. (+7.0%). Of these names, Altria, PepsiCo, Inc. and Coca-Cola Co. have each paid consecutive dividends each year for more than 50 years, and Procter & Gamble Co., General Mills and Chevron Corp. have paid consecutive dividends for over 100 years! Additionally, Vodafone issued a special dividend, valued at about $17.34 per Vodafone ADR Share, consisting of Verizon stock and cash. Touted as the largest special dividend in history, this special distribution added about 2.0% to the overall yield of the Fund for the 12-month reporting period.
The Fund invests in high-quality, high-yielding, defensive stocks in order to meet its objectives of delivering capital appreciation driven by dividend growth, a high dividend yield and lower downside risk. The top performing sectors in the broad market for the trailing one year were Health Care, Information Technology and Utilities, while the laggards were Energy and Telecomm. From an absolute perspective, the Fund posted positive returns across all of its sectors for the reporting period. The strongest contributors within the Fund were Consumer Staples, Utilities and Health Care posting returns of 16.8%, 20.4% and 19.6%, respectively, for the reporting period. The top performing investment in the Fund was Williams Companies, Inc. (+59.2%). Williams Companies, Inc.'s performance was driven by a deal to expand its stake in Access Midstream Partners and their multiple dividend increases. Other notable performers include Digital Realty (+53.6%), AstraZeneca (+51.6%), Eli Lily & Co. (+37.9%) and Altria (+36.4%). To the detriment of the Fund, GlaxoSmithKline and Vodafone posted returns of -9.2% and -6.8% for the reporting period. GlaxoSmithKline's performance fell as it faced an investigation by UK and U.S. authorities over allegations that the company's employees bribed doctors and officials to boost the company's sales in the country. Vodafone gave back modestly on strong gains realized in the prior year when Vodafone shares soared after the announcement of their intent to sell their stake in Verizon Wireless back to Verizon. There were three additional names that posted negative returns for the year. Kinder Morgan (-4.8%) is a new purchase where we're waiting for the investment thesis to play out. BP (-2.3%) and Verizon (-1.4%) also declined in the period.
While some significant factors appeared to be in the Fund's favor over the course of the year, as large-cap outperformed small-cap and low Beta5 outperformed high Beta, we faced a significant headwind with low yield stocks outperforming high yielding investments. Of note, when quintiling the S&P 500, low yield outperformed high yield by 9% over the one-year reporting period. This underperformance is emphasized in the most recent months in the period as the market considered the upcoming expiration of quantitative easing and an eventual increase in the Federal Funds rate. The Fund still captured 84% of the performance of the broad market with the Fund's low Beta of 0.65 versus
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the S&P 500 for the trailing three years. Historically, dividend yield and dividend growth have been the primary drivers of total return, and consistent dividend-paying and increasing stocks have exhibited considerably less volatility than the broad market as evidenced by the Fund's low Beta.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the DJSDI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500.
3	In the absence of temporary expense waivers and reimbursements, the 30-day SEC yield would have been 3.4%. The dividend yield represents the average yield of the underlying securities within the Fund. The average yield is a weighted average calculated by assigning a weight to each of the underlying securities in the Fund based upon the portion of total assets of the Fund each underlying security represents.
4	There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5	Beta measures a Fund's volatility relative to the market. A Beta greater than 1.00 suggests the Fund has historically been more volatile than the market as measured by the fund's benchmark. A Beta less than 1.00 suggests the Fund has historically had less volatility relative to the market.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Value Dividend Fund from March 30, 2005 (start of performance) to October 31, 2014, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Dow Jones Select Dividend Index (DJSDI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent sales charges as specified below in footnote #1)
	1 Year	5 Years	Start of Performance*
Class A Shares	7.95%	13.52%	6.81%
Class C Shares	12.44%	13.98%	6.67%
Institutional Shares	14.53%	15.07%	7.72%
S&P 500	17.27%	16.69%	7.98%
DJSDI	15.99%	18.51%	7.33%
*	The Fund's start of performance date was March 30, 2005.
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The S&P 500 and the DJSDI are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest in an index.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Consumer Staples	28.9%
Utilities	19.8%
Energy	18.6%
Telecommunication Services	12.2%
Health Care	11.6%
Financials	4.2%
Consumer Discretionary	3.6%
Cash Equivalents[2]	0.7%
Other Assets and Liabilities—Net[3]	0.4%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2014
Shares		Value
	COMMON STOCKS—98.9%
	Consumer Discretionary—3.6%
3,602,545	McDonald's Corp.	$337,666,543
	Consumer Staples—28.9%
8,693,845	Altria Group, Inc.	420,260,467
2,191,100	General Mills, Inc.	113,849,556
1,450,200	Kellogg Co.	92,754,792
2,017,600	Kimberly-Clark Corp.	230,551,152
6,399,440	Kraft Foods Group, Inc.	360,608,444
955,700	PepsiCo, Inc.	91,909,669
4,561,455	Philip Morris International, Inc.	406,015,110
3,911,030	Procter & Gamble Co.	341,315,588
6,186,227	Reynolds American, Inc.	389,175,541
3,337,050	The Coca-Cola Co.	139,755,654
3,098,567	Unilever PLC	124,691,312
	TOTAL	2,710,887,285
	Energy—18.6%
40,329,000	BP PLC	290,546,124
1,851,535	Chevron Corp.	222,091,623
3,345,750	ConocoPhillips	241,395,862
3,429,620	Kinder Morgan, Inc.	132,726,294
7,983,360	Royal Dutch Shell PLC, Class B	296,174,857
4,547,080	Total S.A.	271,340,916
5,250,000	Williams Cos., Inc.	291,427,500
	TOTAL	1,745,703,176
	Financials—4.2%
1,550,000	Digital Realty Trust, Inc.	106,934,500
3,305,276	HCP, Inc.	145,332,986
2,119,410	Ventas, Inc.	145,200,779
	TOTAL	397,468,265
	Health Care—11.6%
1,452,070	Bristol-Myers Squibb Co.	84,495,953
2,036,295	Eli Lilly & Co.	135,067,448
16,476,773	GlaxoSmithKline PLC	373,510,800
1,800,985	Johnson & Johnson	194,110,163
5,286,010	Merck & Co., Inc.	306,271,420
	TOTAL	1,093,455,784
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Shares			Value
		COMMON STOCKS—continued
		Telecommunication Services—12.2%
11,561,145		AT&T, Inc.	$402,790,292
2,442,910		BCE, Inc.	108,484,668
7,676,250		Verizon Communications, Inc.	385,731,563
74,196,889		Vodafone Group PLC	246,543,943
		TOTAL	1,143,550,466
		Utilities—19.8%
2,088,015		American Electric Power Co., Inc.	121,814,795
1,732,295		Dominion Resources, Inc.	123,512,633
4,693,859		Duke Energy Corp.	385,600,517
23,646,244		National Grid PLC	350,582,594
8,036,905		PPL Corp.	281,211,306
9,196,070		SSE PLC	235,368,651
7,708,068		Southern Co.	357,346,032
		TOTAL	1,855,436,528
		TOTAL COMMON STOCKS (IDENTIFIED COST $7,554,461,644)	9,284,168,047
		INVESTMENT COMPANY—0.7%
69,839,976	[1,2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06% (AT NET ASSET VALUE)	69,839,976
		TOTAL INVESTMENTS—99.6% (IDENTIFIED COST $7,624,301,620)[3]	9,354,008,023
		OTHER ASSETS AND LIABILITIES - NET—0.4%[4]	35,877,029
		TOTAL NET ASSETS—100%	$9,389,885,052
1	Affiliated holding.
2	7-day net yield.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$6,986,924,182	$—	$—	$6,986,924,182
International	108,484,668	2,188,759,197	—	2,297,243,865
Investment Company	69,839,976	—	—	69,839,976
TOTAL SECURITIES	$7,165,248,826	$2,188,759,197	$—	$9,354,008,023
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.78	$5.08	$4.69	$4.36	$3.85
Income From Investment Operations:
Net investment income	0.30	0.18	0.19	0.17[1]	0.16[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.50	0.70	0.39	0.32	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.80	0.88	0.58	0.49	0.67
Less Distributions:
Distributions from net investment income	(0.30)	(0.18)	(0.19)	(0.16)	(0.16)
Distributions from net realized gain on investments and foreign currency transactions	(0.03)	(0.00)[2]	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.18)	(0.19)	(0.16)	(0.16)
Net Asset Value, End of Period	$6.25	$5.78	$5.08	$4.69	$4.36
Total Return[3]	14.30%	17.85%	12.63%	11.50%	17.83%
Ratios to Average Net Assets:
Net expenses	1.05%	1.05%	1.05%[4]	1.05%[4]	1.05%[4]
Net investment income	5.06%	3.46%	3.83%	3.67%	3.98%
Expense waiver/reimbursement[5]	0.13%	0.14%	0.14%	0.14%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,277,514	$1,944,577	$1,531,723	$992,799	$439,433
Portfolio turnover	17%	25%	20%	17%	20%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.05%, 1.05% and 1.04% for the years ended October 31, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.79	$5.08	$4.70	$4.37	$3.85
Income From Investment Operations:
Net investment income	0.26	0.15	0.15	0.13[1]	0.13[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.50	0.71	0.38	0.33	0.52
TOTAL FROM INVESTMENT OPERATIONS	0.76	0.86	0.53	0.46	0.65
Less Distributions:
Distributions from net investment income	(0.26)	(0.15)	(0.15)	(0.13)	(0.13)
Distributions from net realized gain on investments and foreign currency transactions	(0.03)	(0.00)[2]	—	—	—
TOTAL DISTRIBUTIONS	(0.29)	(0.15)	(0.15)	(0.13)	(0.13)
Net Asset Value, End of Period	$6.26	$5.79	$5.08	$4.70	$4.37
Total Return[3]	13.44%	17.18%	11.56%	10.67%	17.21%
Ratios to Average Net Assets:
Net expenses	1.80%	1.80%	1.80%[4]	1.80%[4]	1.80%[4]
Net investment income	4.27%	2.69%	3.05%	2.95%	3.22%
Expense waiver/reimbursement[5]	0.13%	0.14%	0.14%	0.14%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,361,583	$1,021,307	$667,700	$328,987	$173,394
Portfolio turnover	17%	25%	20%	17%	20%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.80%, 1.80% and 1.80% for the years ended October 31, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.80	$5.09	$4.70	$4.38	$3.86
Income From Investment Operations:
Net investment income	0.32	0.20	0.20	0.18[1]	0.17[1]
Net realized and unrealized gain on investments and foreign currency transactions	0.50	0.71	0.39	0.31	0.52
TOTAL FROM INVESTMENT OPERATIONS	0.82	0.91	0.59	0.49	0.69
Less Distributions:
Distributions from net investment income	(0.32)	(0.20)	(0.20)	(0.17)	(0.17)
Distributions from net realized gain on investments and foreign currency transactions	(0.03)	(0.00)[2]	—	—	—
TOTAL DISTRIBUTIONS	(0.35)	(0.20)	(0.20)	(0.17)	(0.17)
Net Asset Value, End of Period	$6.27	$5.80	$5.09	$4.70	$4.38
Total Return[3]	14.53%	18.30%	12.87%	11.48%	18.34%
Ratios to Average Net Assets:
Net expenses	0.80%	0.80%	0.80%[4]	0.80%[4]	0.80%[4]
Net investment income	5.29%	3.73%	4.11%	3.89%	4.14%
Expense waiver/reimbursement[5]	0.13%	0.14%	0.14%	0.14%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,750,788	$4,902,127	$4,662,436	$3,263,920	$1,340,561
Portfolio turnover	17%	25%	20%	17%	20%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.80%, 0.80% and 0.80% for the years ended October 31, 2012, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $69,839,976 of investment in an affiliated holding (Note 5) (identified cost $7,624,301,620)		$9,354,008,023
Income receivable		21,103,557
Receivable for shares sold		28,182,614
TOTAL ASSETS		9,403,294,194
Liabilities:
Payable for shares redeemed	$9,603,527
Income distribution payable	575
Payable for transfer agent fee	1,025,248
Payable for distribution services fee (Note 5)	829,279
Payable for other service fees (Notes 2 and 5)	1,629,340
Accrued expenses (Note 5)	321,173
TOTAL LIABILITIES		13,409,142
Net assets for 1,499,216,970 shares outstanding		$9,389,885,052
Net Assets Consist of:
Paid-in capital		$7,231,161,753
Net unrealized appreciation of investments		1,729,706,403
Accumulated net realized gain on investments and foreign currency transactions		413,997,960
Undistributed net investment income		15,018,936
TOTAL NET ASSETS		$9,389,885,052
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($2,277,513,846 ÷ 364,552,863 shares outstanding), no par value, unlimited shares authorized		$6.25
Offering price per share (100/94.50 of $6.25)		$6.61
Redemption proceeds per share		$6.25
Class C Shares:
Net asset value per share ($1,361,582,880 ÷ 217,641,045 shares outstanding), no par value, unlimited shares authorized		$6.26
Offering price per share		$6.26
Redemption proceeds per share (99.00/100 of $6.26)		$6.20
Institutional Shares:
Net asset value per share ($5,750,788,326 ÷ 917,023,062 shares outstanding), no par value, unlimited shares authorized		$6.27
Offering price per share		$6.27
Redemption proceeds per share		$6.27
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended October 31, 2014
Investment Income:
Dividends (including $46,566 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $2,690,898)			$509,062,095
Interest			366
TOTAL INCOME			509,062,461
Expenses:
Investment adviser fee (Note 5)		$62,600,666
Administrative fee (Note 5)		6,524,824
Custodian fees		953,060
Transfer agent fee		7,119,968
Directors'/Trustees' fees (Note 5)		49,580
Auditing fees		22,750
Legal fees		15,113
Portfolio accounting fees		195,575
Distribution services fee (Note 5)		8,792,406
Other service fees (Notes 2 and 5)		8,203,954
Share registration costs		192,863
Printing and postage		322,176
Miscellaneous (Note 5)		56,486
TOTAL EXPENSES		95,049,421
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(10,870,026)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(7,400)
TOTAL WAIVERS AND REIMBURSEMENTS		(10,877,426)
Net expenses			84,171,995
Net investment income			424,890,466
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			413,671,383
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			257,027,838
Net realized and unrealized gain on investments and foreign currency transactions			670,699,221
Change in net assets resulting from operations			$1,095,589,687
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended October 31	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$424,890,466	$254,047,134
Net realized gain on investments and foreign currency transactions	413,671,383	160,200,489
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	257,027,838	765,120,535
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,095,589,687	1,179,368,158
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(104,323,855)	(57,685,517)
Class C Shares	(48,843,088)	(22,270,960)
Institutional Shares	(261,762,626)	(170,703,493)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(10,105,558)	(743,824)
Class C Shares	(5,361,225)	(331,944)
Institutional Shares	(24,924,001)	(2,249,502)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(455,320,353)	(253,985,240)
Share Transactions:
Proceeds from sale of shares	2,844,348,998	2,753,788,113
Net asset value of shares issued to shareholders in payment of distributions declared	337,525,246	178,366,508
Cost of shares redeemed	(2,300,269,181)	(2,851,386,515)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	881,605,063	80,768,106
Change in net assets	1,521,874,397	1,006,151,024
Net Assets:
Beginning of period	7,868,010,655	6,861,859,631
End of period (including undistributed net investment income of $15,018,936 and $5,384,620, respectively)	$9,389,885,052	$7,868,010,655
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the
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NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
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■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares and Institutional Shares may bear distribution services fees and other service fees unique to those classes.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2014, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$5,273,151	$(3,800)
Class C Shares	2,930,803	—
TOTAL	$8,203,954	$(3,800)
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability
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of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2014, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $95,538 and $5,238, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$150,530
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	122,159,209	$740,413,321	127,695,925	$687,186,985
Shares issued to shareholders in payment of distributions declared	17,493,647	103,700,461	9,775,166	52,150,060
Shares redeemed	(111,562,748)	(674,431,536)	(102,734,422)	(545,048,896)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	28,090,108	$169,682,246	34,736,669	$194,288,149

Year Ended October 31	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	58,851,007	$355,329,632	66,779,637	$360,543,615
Shares issued to shareholders in payment of distributions declared	7,539,441	44,669,953	3,445,854	18,386,747
Shares redeemed	(25,208,230)	(151,221,297)	(25,096,346)	(135,340,982)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	41,182,218	$248,778,288	45,129,145	$243,589,380

Year Ended October 31	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	287,662,903	$1,748,606,045	317,574,957	$1,706,057,513
Shares issued to shareholders in payment of distributions declared	31,783,280	189,154,832	20,151,285	107,829,701
Shares redeemed	(247,598,316)	(1,474,616,348)	(407,892,277)	(2,170,996,637)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	71,847,867	$463,144,529	(70,166,035)	$(357,109,423)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	141,120,193	$881,605,063	9,699,779	$80,768,106
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency reclassifications.
For the year ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(326,581)	$326,581
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Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$414,929,569	$250,659,970
Long-term capital gains	$40,390,784	$3,325,270
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[1]	$50,914,118
Undistributed long-term capital gains	$378,102,778
Net unrealized appreciation	$1,729,706,403
1	For tax purposes, short-term gains are considered ordinary income in determining distributable earnings.

At October 31, 2014, the cost of investments for federal tax purposes was $7,624,301,620. The net unrealized appreciation of investments for federal tax purposes was $1,729,706,403. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,820,249,669 and net unrealized depreciation from investments for those securities having an excess of cost over value of $90,543,266.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, the Adviser voluntarily waived $10,786,274 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
For the year ended October 31, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$8,792,406	$(3,600)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2014, FSC retained $2,385,036 of fees paid by the Fund. For the year ended October 31, 2014, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2014, FSC retained $906,979 in sales charges from the sale of Class A Shares. FSC also retained $67,251 of CDSC relating to redemptions of Class A Shares and $142,432 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2014, FSSC received $23,554 and reimbursed $3,800 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.80% and 0.80% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2016; or (b) the date of the Fund's next effective
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Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2014, the Adviser reimbursed $83,752. Transactions involving the affiliated holding during the year ended October 31, 2014, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2013	41,203,533
Purchases/Additions	1,490,344,307
Sales/Reductions	(1,461,707,864)
Balance of Shares Held 10/31/2014	69,839,976
Value	$69,839,976
Dividend Income	$46,566
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2014, were as follows:
Purchases	$2,220,813,712
Sales	$1,413,291,239
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the Fund did not utilize the LOC.
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8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the year ended October 31, 2014, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2014, the amount of long-term capital gains designated by the Fund was $40,390,784.
For the fiscal year ended October 31, 2014, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2014, 55.14% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Strategic Value Dividend Fund:
We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Dividend Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Strategic Value Dividend Fund, a portfolio of Federated Equity Funds, at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,031.60	$5.38
Class C Shares	$1,000	$1,027.80	$9.20
Institutional Shares	$1,000	$1,032.80	$4.10
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.91	$5.35
Class C Shares	$1,000	$1,016.13	$9.15
Institutional Shares	$1,000	$1,021.17	$4.08
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.05%
Class C Shares	1.80%
Institutional Shares	0.80%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Officer since: November 2006 Portfolio Manager since: March 2005	Principal Occupations: Walter C. Bean has been the Fund's Portfolio Manager since March 2005. He is Vice President of the Trust with respect to the Fund. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Strategic Value Team of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has received the Chartered Financial Analyst designation and has 44 years of investment experience.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Strategic Value Dividend Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision
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of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
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The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172586
CUSIP 314172578
CUSIP 314172560
33982 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2014
Share Class	Ticker
A	FDRAX
Institutional	FDRIX

Federated Managed Risk Fund
Fund Established 2013

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 16, 2013 through October 31, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Risk Fund (the “Fund”), based on net asset value, for the since-inception reporting period from December 16, 2013 to October 31, 2014, was 4.30% for the Class A Shares and 4.50% for the Institutional Shares. The total returns of the MSCI All Country World Index1 and the Barclays U.S. Universal Index2 were 8.81% and 5.03%, respectively. Weighting these benchmarks (60% MSCI All Country World Index and 40% Barclays U.S. Universal Index), the total return of the blended benchmark (Blended Index)3 was 7.37%. The Lipper Alternative Global Macro Funds Average (LAGMFA)4 had a total return of 3.57% for the same period. The Fund's and LAGMFA's total returns reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During this period, the Fund's investment strategy focused on: (a) the Fund's targeted neutral asset allocation; (b) tactical allocation relative to these neutral points; and (c) the security selection of the underlying Funds. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
The since-inception reporting period was marked by increasing uncertainty due to the winding down of the Federal Reserve's third quantitative easing (QE3) bond-buying program and developing weakness in economic growth outside of the U.S. In contrast to 2013, U.S. yields fell, boosting bond returns. U.S. equities continued to outperform those of the rest of the world, as well as fixed income, with the S&P 500 returning 14.92% compared with the 2.13% return of the MSCI EAFE Index5 and the 4.91% return of the Barclays U.S. Aggregate Bond Index.6 Given increasing supply, soft demand and U.S. Dollar strength, commodities decreased significantly, as measured by the -11.44% return of the DBIQ Optimum Yield Diversified Commodity Index.7 Benign inflation expectations led to underperformance of the Treasury Inflation-Protected Securities (TIPS) asset class as the total return of U.S. TIPS, as measured by the Barclays U.S. TIPS Index,8 was 1.79%.
Market volatility started and ended the since-inception reporting period at about the same level, with the VIX, a measure of implied forward volatility of the S&P 500, moving from 15.06 to 14.03. This slight drop in the VIX belied the large swings of volatility during the year, first as the Ukraine situation began to escalate in late January 2014 and again, due to European debt and growth
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fears, in October 2014. In the first instance, the closing VIX peaked at 21.44 on February 3, 2014, before dropping down as low as 13.87 a few weeks later; and then peaked again at 25.27 in October 2014, the highest reading since June 2012, before closing the month at 14.03.
At the end of the reporting period, the VIX decreased to historically low levels; however, many headline risks remained.
NEUTRAL ASSET ALLOCATION
The diversified9 neutral allocation, which was intended to provide resilience in down markets, was tilted toward fixed-income investments relative to the Blended Index. Also, the fixed-income portion of the Fund10 held TIPS, cash and floating rate notes for inflation protection, which underperformed fixed-rate bonds. The diversified mix succeeded in having a lower volatility than that of the benchmark, but it moderated returns given the current environment.
TACTICAL ALLOCATION
The Fund overweighted equities and underweighted commodities, which added value during the since-inception reporting period. The Fund uses a S&P futures11 overlay to raise beta in calm markets and to reduce Fund risk in markets with unusually high volatility. During the since-inception reporting period, the volatility of the market, as measured by the VIX Index, remained at five-year lows and spiked two times: in January and October. During these times of heightened volatility, the Fund acted to remove its equity overlay position. Other than those two time periods of heightened volatility, the Fund maintained a positive equity overlay during the reporting period. The overlay added value, being long for most of the since-inception period. At the end of the reporting period, the Fund had no overlay position due to the aforementioned volatility in mid-October.
Security Selection
Security selection in our Large Cap Value sleeve subtracted from Fund performance. Negative security selection in the International Equity12 sleeve was offset by positive security selection in Small Cap Value.
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1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI All Country World Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Barclays U.S. Universal Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. The total return of the S&P 500, the Fund's broad-based securities market index, was 14.92%.
4	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.
5	The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets outside of North America (Europe, Australasia and the Far East). As of November 2013, the MSCI EAFE Index consisted of 21 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Barclays U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged, and it is not possible to invest directly in an index.
7	The DBIQ Optimum Yield Diversified Commodity Index is based on 14 commodities drawn from the energy, precious metals, industrial metals and agriculture sectors. The index is unmanaged, and it is not possible to invest directly in an index.
8	The Barclays U.S. TIPS Index represents a market index made up of U.S. TIPS. The index is unmanaged, and it is not possible to invest directly in an index.
9	Diversification does not assure a profit nor protect against loss.
10	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
11	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments..
12	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards
Annual Shareholder Report
3

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Risk Fund from December 16, 2013 (start of performance) to October 31, 2014, compared to the Standard & Poor's 500 Index (S&P 500),2 60% MSCI All Country World Index/40% Barclays U.S. Universal Index (Blended Index)3 and the Lipper Alternative Global Macro Funds Average (LAGMFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–Class A Shares
Growth of $10,000 as of October 31, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
Start of Performance*
Class A Shares	-1.42%
Institutional Shares	4.50%
S&P 500	14.92%
Blended Index	7.37%
LAGMFA	3.57%
*	The Fund's start of performance date was December 16, 2013.
Annual Shareholder Report
4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and the LAGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The S&P 500 Index, a broad-based securities market index of the Fund, is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index. The S& P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.
3	The Blended Index is comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Universal Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. With 2,449 constituents, the index covers approximately 85% of the global investable equity opportunity set. The Barclays U.S. Universal Index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index. The indexes are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance.
4	The LAGMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.
Annual Shareholder Report
5

Portfolio of Investments Summary Table (unaudited)
At October 31, 2014, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Securities Sold Short	(0.8)%
Derivative Contracts—Short (notional value)[2]	(0.3)%
Domestic Equity Securities	35.3%
International Equity Securities	16.9%
Domestic Fixed-Income Securities	8.4%
Trade Finance Agreements	8.2%
U.S. Treasury Securities	7.3%
U.S. Government Agency Mortgage-Backed Securities	3.7%
International Fixed-Income Securities	2.8%
Non-Agency Mortgage-Backed Securities	0.6%
Foreign Governments/Agencies	0.4%
Adjustment for Derivative Contracts (notional value)[2]	0.3%
Asset-Backed Securities	0.3%
Floating Rate Loan	0.2%
Derivative Contracts[3,4]	0.0%
Other Security Types[5]	5.6%
Cash Equivalents[6]	13.3%
Other Assets and Liabilities—Net[7]	(2.2)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents the notional value of S&P 500 futures contracts held by the Federated Prudent Bear Fund.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Other Security Types consist of exchange-traded funds and purchased put options.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
6

Portfolio of Investments
October 31, 2014
Principal Amount or Shares			Value
		COMMON STOCKS—39.2%
		Consumer Discretionary—3.3%
262		Big Lots, Inc.	$11,960
80		Churchill Downs, Inc.	8,158
360		Delphi Automotive PLC	24,833
285		Ethan Allen Interiors, Inc.	8,066
173		Gap (The), Inc.	6,555
807		Harte-Hanks	5,254
242		Haverty Furniture Cos., Inc.	5,326
456		Kohl's Corp.	24,724
946	[1]	Leapfrog Enterprises, Inc.	5,033
67		Lowe's Cos., Inc.	3,832
336		Macy's, Inc.	19,428
97		Marriott International, Inc., Class A	7,348
107		Marriott Vacations Worldwide Corp.	7,430
557		National CineMedia, Inc.	8,856
		TOTAL	146,803
		Consumer Staples—1.5%
430		Archer-Daniels-Midland Co.	20,210
38		CVS Health Corp.	3,261
83		Cal-Maine Foods, Inc.	7,287
53		ConAgra Foods, Inc.	1,820
92		Molson Coors Brewing Co., Class B	6,843
232		Philip Morris International, Inc.	20,650
619	[1]	Rite Aid Corp.	3,250
		TOTAL	63,321
		Energy—3.3%
148		BP PLC, ADR	6,432
196		Baker Hughes, Inc.	10,380
204	[1]	Bill Barrett Corp.	3,101
130	[1]	Contango Oil & Gas Co.	4,754
144		Exterran Holdings, Inc.	5,664
190		Halliburton Co.	10,477
167		Hess Corp.	14,163
168		Marathon Petroleum Corp.	15,271
56	[1]	PDC Energy, Inc.	2,448
Annual Shareholder Report
7

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Energy—continued
145	[1]	PHI, Inc.	$6,487
148		Patterson-UTI Energy, Inc.	3,409
241		Precision Drilling Corp.	2,005
516		RPC, Inc.	8,462
280		Royal Dutch Shell PLC	20,101
938		Suncor Energy, Inc.	33,337
		TOTAL	146,491
		Financials—12.7%
225		Ace, Ltd.	24,592
589		Allstate Corp.	38,197
172		American Financial Group, Inc., Ohio	10,291
722		American International Group, Inc.	38,678
100		Argo Group International Holdings Ltd.	5,580
200		Associated Estates Realty Corp.	3,906
72		Assurant, Inc.	4,912
964		Bank Mutual Corp.	6,353
44		Bank of Montreal	3,194
498		Berkshire Hills Bancorp, Inc.	12,838
475		Capital One Financial Corp.	39,316
96		City Holding Co.	4,319
432		Comerica, Inc.	20,624
107		Discover Financial Services	6,824
162		Federal Agricultural Mortgage Association, Class C	5,395
440		FelCor Lodging Trust, Inc.	4,721
314		Fidelity & Guaranty Life	7,457
338		First Financial Corp.	11,722
707		First Potomac Realty Trust	8,837
197		FirstMerit Corp.	3,615
248		Flushing Financial Corp.	4,995
30		Goldman Sachs Group, Inc.	5,700
117		Hanover Insurance Group, Inc.	7,832
897		Hartford Financial Services Group, Inc.	35,503
201		Heartland Financial USA, Inc.	5,347
552		Hospitality Properties Trust	16,345
407		JPMorgan Chase & Co.	24,615
548		Lakeland Bancorp, Inc.	6,023
214		LaSalle Hotel Properties	8,391
Annual Shareholder Report
8

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Financials—continued
1,045		Lexington Realty Trust	$11,453
748		Lincoln National Corp.	40,960
546		MFA Mortgage Investments, Inc.	4,575
201		Morgan Stanley	7,025
543	[1]	New Residential Investment Corp.	6,716
215		Northstar Realty Finance Corp.	3,995
188	[1]	PHH Corp.	4,454
75		PNC Financial Services Group	6,479
403		Radian Group, Inc.	6,791
45		Royal Bank of Canada, Montreal	3,203
314		Starwood Property Trust, Inc.	7,084
140		State Street Corp.	10,564
110		Sun Communities, Inc.	6,377
591		Susquehanna Bankshares, Inc.	5,798
64		Symetra Financial Corp	1,517
394		Univest Corp. of PA	8,085
50		WSFS Financial Corp.	3,932
383	[1]	Walker & Dunlop, Inc.	6,170
672		Wells Fargo & Co.	35,676
		TOTAL	556,976
		Health Care—4.2%
258		Aetna, Inc.	21,288
124		Cardinal Health, Inc.	9,732
60	[1]	Cubist Pharmaceuticals, Inc.	4,337
49		Humana, Inc.	6,804
198	[1]	Magellan Health, Inc.	11,983
321	[1]	Medicines Co.	8,128
351		Medtronic, Inc.	23,924
394		Merck & Co., Inc.	22,828
53		Omnicare, Inc.	3,529
712		Pfizer, Inc.	21,324
224		St. Jude Medical, Inc.	14,374
646		Teva Pharmaceutical Industries, Ltd., ADR	36,480
		TOTAL	184,731
		Industrials—4.3%
235	[1]	Aegion Corp.	4,305
475		Alaska Air Group, Inc.	25,284
Annual Shareholder Report
9

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
131		Boeing Co.	$16,363
50		C.H. Robinson Worldwide, Inc.	3,461
30		Caterpillar, Inc.	3,042
77		Curtiss Wright Corp.	5,329
232		Deluxe Corp.	14,106
150		Emcor Group, Inc.	6,620
16	[1]	Esterline Technologies Corp.	1,874
368		Fluor Corp.	24,413
100		Hillenbrand, Inc.	3,329
158		L-3 Communications Holdings, Inc.	19,191
138		L.B. Foster Co.	7,464
37		Lockheed Martin Corp.	7,051
34		Raytheon Co.	3,532
122	[1]	Roadrunner Transportation Systems, Inc.	2,514
107		Terex Corp.	3,078
328		Timken Co.	14,101
116		Trinity Industries, Inc.	4,142
185	[1]	TrueBlue, Inc.	4,573
55		Unifirst Corp.	6,136
58	[1]	United Rentals, Inc.	6,384
410	[1]	Wabash National Corp.	4,223
		TOTAL	190,515
		Information Technology—5.4%
126		Amdocs Ltd.	5,990
52	[1]	Anixter International, Inc.	4,429
293		Apple, Inc.	31,644
223		Avnet, Inc.	9,645
115		CA, Inc.	3,342
62		Computer Sciences Corp.	3,745
1,524		Corning, Inc.	31,135
40		DST Systems, Inc.	3,854
608		EMC Corp. Mass	17,468
864	[1]	Fairchild Semiconductor International, Inc., Class A	13,262
797		Hewlett-Packard Co.	28,596
286	[1]	II-VI, Inc.	3,858
198	[1]	Itron, Inc.	7,708
172		Jabil Circuit, Inc.	3,603
Annual Shareholder Report
10

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
228		Lam Research Corp.	$17,752
637	[1]	Lattice Semiconductor Corp.	4,274
305		ManTech International Corp., Class A	8,589
229		Microsoft Corp.	10,751
107		Seagate Technology	6,723
112	[1]	Unisys Corporation	2,872
635		Vishay Intertechnology, Inc.	8,579
40		Western Digital Corp.	3,935
317		Xerox Corp.	4,210
		TOTAL	235,964
		Materials—1.8%
216		Avery Dennison Corp.	10,120
91		Cabot Corp.	4,225
100		Celanese Corp.	5,873
65		Huntsman Corp.	1,586
120	[1]	Kapstone Paper and Packaging Corp.	3,691
238		LyondellBasell Industries NV, Class A	21,808
134		OM Group, Inc.	3,488
922		Steel Dynamics, Inc.	21,215
490	[1]	Stillwater Mining Co.	6,434
		TOTAL	78,440
		Telecommunication Services—0.7%
101		AT&T, Inc.	3,519
359		CenturyLink, Inc.	14,891
521		Consolidated Communications Holdings, Inc.	13,494
		TOTAL	31,904
		Utilities—2.0%
128		AGL Resources, Inc.	6,900
266		Atmos Energy Corp.	14,098
185		Duke Energy Corp.	15,198
252		Entergy Corp.	21,173
430		Exelon Corp.	15,734
404		Portland General Electric Co.	14,710
		TOTAL	87,813
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,641,006)	1,722,958
Annual Shareholder Report
11

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—0.2%
		Auto Receivables—0.1%
$5,000		Santander Drive Auto Receivables Trust 2014-3, A2B, 0.431%, 8/15/2017	$5,001
		Credit Card—0.1%
5,000		Capital One Multi Asset Execution Trust 2014-A4, A, 0.516%, 6/15/2022	5,002
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $10,000)	10,003
		CORPORATE BONDS—0.3%
		Financial Institution - Banking—0.1%
5,000		Comerica, Inc., 3.80%, 7/22/2026	5,009
		Consumer Cyclical - Automotive—0.1%
5,000		American Honda Finance Co., Unsecd. Deb., Series MTN, 2.25%, 8/15/2019	5,029
		Consumer Cyclical - Retailers—0.1%
2,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 3.300%, 04/22/2024	2,046
		TOTAL CORPORATE BONDS (IDENTIFIED COST $12,022)	12,084
		U.S. TREASURY—6.6%
		U.S. Treasury Bill—2.2%
95,000	[2,3]	United States Treasury Bill, 0.005%—0.030%, 11/6/2014	95,000
		U.S. Treasury Bonds—1.6%
14,000		United States Treasury Bond, 3.125%, 8/15/2044	14,174
1,000		United States Treasury Bond, 3.625%, 2/15/2044	1,110
15,003		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 1.375%, 2/15/2044	16,527
34,062		U.S. Treasury Inflation-Protected Bond, Series TIPS of, 1.750%, 1/15/2028	38,655
		TOTAL	70,466
		U.S. Treasury Notes—2.8%
11,000		United States Treasury Note, 2.375%, 8/15/2024	11,041
4,078		U.S. Treasury Inflation-Protected Note, Series A-2024, 0.625%, 1/15/2024	4,145
41,446		U.S. Treasury Inflation-Protected Note, Series D-2020, 1.250%, 7/15/2020	44,247
15,332		U.S. Treasury Inflation-Protected Note, Series D-2023, 0.375%, 7/15/2023	15,335
5,009		U.S. Treasury Inflation-Protected Note, Series D-2024, 0.125%, 7/15/2024	4,874
23,708		U.S. Treasury Inflation-Protected Note, Series W-2016, 0.125%, 4/15/2016	23,960
Annual Shareholder Report
12

Principal Amount or Shares			Value
		U.S. TREASURY—continued
		U.S. Treasury Notes—continued
$20,945		U.S. Treasury Inflation-Protected Note, Series X-2017, 0.125%, 4/15/2017	$21,265
		TOTAL	124,867
		TOTAL U.S. TREASURY (IDENTIFIED COST $289,115)	290,333
		EXCHANGE-TRADED FUNDS—5.6%
1,764		iShares Dow Jones U.S. Real Estate Index Fund	132,265
3,873	[1]	PowerShares DB Commodity Index Tracking Fund	86,445
132		SPDR S&P 500 ETF Trust	26,619
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $254,099)	245,329
		INVESTMENT COMPANIES—50.6%[4]
598		Emerging Markets Fixed Income Core Fund	21,315
1,008		Federated Bank Loan Core Fund	10,170
37,947		Federated Intermediate Corporate Bond Fund, Institutional Shares	363,536
21,837		Federated International Leaders Fund, Class R6	705,112
19,395		Federated Mortgage Core Portfolio	192,595
345,759	[5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.06%	345,759
47,437		Federated Project and Trade Finance Core Fund	454,925
26,652		Federated Prudent Bear Fund, Institutional Shares	62,099
10,360		High Yield Bond Portfolio	68,167
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $2,268,503)	2,223,678
		TOTAL INVESTMENTS—102.5% (IDENTIFIED COST $4,474,745)[6]	4,504,385
		OTHER ASSETS AND LIABILITIES - NET—(2.5)%[7]	(108,910)
		TOTAL NET ASSETS—100%	$4,395,475
Annual Shareholder Report
13

At October 31, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[1]United States Long Bond Long Futures	1	$141,094	December 2014	$2,086
[1]United States Treasury Notes 2-Year Long Futures	1	$219,563	December 2014	$669
[1]United States Treasury Notes 10-Year Short Futures	2	$252,719	December 2014	$(2,887)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(132)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and
Liabilities - Net.”
1	Non-income-producing security.
2	Discount rate at time of purchase.
3	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
4	Affiliated holdings.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $4,483,384.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
14

The following is a summary of the inputs used, as of October 31, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Certain Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$1,534,670	$—	$—	$1,534,670
International	188,288	—	—	188,288
Debt Securities:
Asset-Backed Securities	—	10,003	—	10,003
Corporate Bonds	—	12,084	—	12,084
U.S. Treasury	—	290,333	—	290,333
Exchange-Traded Funds	245,329	—	—	245,329
Investment Companies[1]	1,768,753	454,925	—	2,223,678
TOTAL SECURITIES	$3,737,040	$767,345	$—	$4,504,385
OTHER FINANCIAL INSTRUMENTS[2]	$(132)	$—	$—	$(132)
1	Emerging Markets Fixed Income Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio, Federated Project and Trade Finance Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Federated Project and Trade Finance Core Fund is classified as Level 2 due to the fact that the price of shares redeemed will be determined as of the closing net asset value (the NAV) of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
MTN	—Medium Term Note
TIPS	—Treasury Inflation Protected Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout the Period)
Period Ended October 31	2014[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income[2]	0.10
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.33
TOTAL FROM INVESTMENT OPERATIONS	0.43
Less Distributions:
Distributions from net investment income	(0.03)
Net Asset Value, End of Period	$10.40
Total Return[3]	4.30%
Ratios to Average Net Assets:
Net expenses	0.98%[4]
Net investment income	1.11%[4]
Expense waiver/reimbursement[5]	7.68%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$270
Portfolio turnover	95%
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended October 31	2014[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income[2]	0.13
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	0.32
TOTAL FROM INVESTMENT OPERATIONS	0.45
Less Distributions:
Distributions from net investment income	(0.03)
Net Asset Value, End of Period	$10.42
Total Return[3]	4.50%
Ratios to Average Net Assets:
Net expenses	0.73%[4]
Net investment income	1.45%[4]
Expense waiver/reimbursement[5]	9.09%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,125
Portfolio turnover	95%
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
2	Per share number has been calculated using the average shares method
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
October 31, 2014
Assets:
Total investment in securities, at value including $2,223,678 of investment in affiliated holdings (Note 5) (identified cost $4,474,745)		$4,504,385
Cash denominated in foreign currencies (identified cost $15,851)		15,355
Income receivable		2,032
Receivable for investments sold		11,607
TOTAL ASSETS		4,533,379
Liabilities:
Payable for investments purchased	$57,514
Payable to adviser (Note 5)	426
Payable for administrative fee (Note 5)	10,900
Payable for custodian fees	3,630
Payable for auditing fees	29,000
Payable for portfolio accounting fees	18,153
Payable for other service fees (Note 2)	185
Payable for share registration costs	9,477
Payable for insurance premiums (Note 5)	4,000
Accrued expenses (Note 5)	4,619
TOTAL LIABILITIES		137,904
Net assets for 421,968 shares outstanding		$4,395,475
Net Assets Consist of:
Paid-in capital		$4,308,239
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		29,011
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		18,402
Undistributed net investment income		39,823
TOTAL NET ASSETS		$4,395,475
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($270,010 ÷ 25,962 shares outstanding), no par value, unlimited shares authorized		$10.40
Offering price per share (100/94.50 of $10.40)		$11.01
Redemption proceeds per share		$10.40
Institutional Shares:
Net asset value per share ($4,125,465 ÷ 396,006 shares outstanding), no par value, unlimited shares authorized		$10.42
Offering price per share		$10.42
Redemption proceeds per share		$10.42
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Period Ended October 31, 20141
Investment Income:
Dividends (including $32,078 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $549)			$59,681
Interest			5,396
Investment income allocated from affiliated partnership (Note 5)			811
TOTAL INCOME			65,888
Expenses:
Investment adviser fee (Note 5)		$22,644
Administrative fee (Note 5)		111,609
Custodian fees		15,160
Transfer agent fee		4,064
Auditing fees		29,000
Legal fees		12,522
Portfolio accounting fees		31,225
Other service fees (Note 2)		264
Share registration costs		50,490
Printing and postage		13,317
Miscellaneous (Note 5)		6,000
TOTAL EXPENSES		296,295
Waiver and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(22,644)
Reimbursement of other operating expenses	(251,205)
TOTAL WAIVER AND REIMBURSEMENTS		(273,849)
Net expenses			22,446
Net investment income			$43,442
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Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $6,593 on sales of investments in affiliated holdings (Note 5))	$(18,480)
Net realized gain on futures contracts	35,707
Net realized gain on investments, swap contracts and foreign currency transactions allocated from affiliated partnership (Note 5)	292
Realized gain distribution from affiliated investment company shares (Note 5)	215
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	29,143
Net change in unrealized depreciation of futures contracts	(132)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	46,745
Change in net assets resulting from operations	$90,187
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Period Ended October 31	2014[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$43,442
Net realized gain on investments including allocation from affiliated partnership, futures contracts and foreign currency transactions	17,734
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	29,011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	90,187
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(0)[2]
Institutional Shares	(2,951)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,951)
Share Transactions:
Proceeds from sale of shares	4,368,261
Net asset value of shares issued to shareholders in payment of distributions declared	2,950
Cost of shares redeemed	(62,972)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,308,239
Change in net assets	4,395,475
Net Assets:
Beginning of period	—
End of period (including undistributed net investment income of $39,823)	$4,395,475
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
2	Represents less than $1.
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. Due to changes in the Commodity Futures Trading Commission's interpretation of the Commodity Exchange Act, Federated Global Investment Management Corp, Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) each became registered as a “commodity pool operator” with respect to operation of the Fund. The Trust consists of 13 diversified portfolios. The financial statements included herein are only those of Federated Managed Risk Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term total return.
The Fund commenced operations on December 16, 2013.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities including shares of exchange traded funds listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the
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nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Co-Advisers and certain of the Co-Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
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will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the
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Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares may bear distribution services fees and other service fees unique to that class.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the period ended October 31, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$264
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended October 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2014, the current tax year will be subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts for use as duration and yield curve management tools with the goal of enhancing the Fund's total rate of return. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $1,318,944 and $192,040, respectively. This is based on amounts held as of each month-end since the date of initial investment (December 16, 2013) through the period ended October 31, 2014.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2014, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the
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respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$(132)*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities and was less than $1.00 at October 31, 2014.
The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$35,707	$—	$35,707
Foreign exchange contracts	$—	$(49)	$(49)
TOTAL	$35,707	$(49)	$35,658

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(132)
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Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Period Ended October 31	2014[1]
Class A Shares:	Shares	Amount
Shares sold	31,849	$332,007
Shares redeemed	(5,887)	(62,865)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	25,962	$269,142

Period Ended October 31	2014[1]
Institutional Shares:	Shares	Amount
Shares sold	395,728	$4,036,254
Shares issued to shareholders in payment of distributions declared	288	2,950
Shares redeemed	(10)	(107)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	396,006	$4,039,097
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	421,968	$4,308,239
1	Reflects operations for the period from December 16, 2013 (date of initial investment) to October 31, 2014.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to short-term capital gain distributions from registered investment companies, allocated investment income from partnerships and discount accretion/premium amortization on debt securities.
For the period ended October 31, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(668)	$668
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended October 31, 2014, was as follows:
2014
Ordinary income	$2,951
As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[1]	$45,299
Undistributed long-term capital gains	$21,433
Net unrealized appreciation	$20,504
1	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and partnership basis adjustments.
At October 31, 2014, the cost of investments for federal tax purposes was $4,483,384. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; and (b) futures contracts was $21,001. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $120,815 and net unrealized depreciation from investments for those securities having an excess of cost over value of $99,814.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee and/or reimburse certain operating expenses of the Fund. For the period ended October 31, 2014, the Co-Advisers voluntarily waived $17,204 of their fee and voluntarily reimbursed $251,205 of other operating expenses. Prior to August 20, 2014, Federated Global Investment Management Corp. acted as the sole Adviser to the Fund, with Federated Investment Management Company and Federated Equity Management Company of Pennsylvania acting as Sub-Advisers.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition to the fees described above, the Fund agrees to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to commodities Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period ended October 31, 2014, the annualized fee paid to FAS was 3.685% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the period ended October 31, 2014, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the period ended October 31, 2014, FSC retained $170 in sales charges from the sale of Class A Shares.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.98% and 0.73% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
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Interfund Transactions
During the period ended October 31, 2014, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $2,119.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Co-Advisers or an affiliate of the Co-Advisers. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period ended October 31, 2014, the Co-Advisers reimbursed $5,440. Transactions involving the affiliated holdings during the period ended October 31, 2014, were as follows:
	Balance of Shares Held 12/16/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend Income/ Allocated Investment Income	Capital Gain Distributions/ Allocated Net Realized Gain
Emerging Markets Fixed Income Core Fund	—	2,350	(1,752)	598	$21,315	$811	$292
Federated Bank Loan Core Fund	—	5,720	(4,712)	1,008	$10,170	$339	$—
Federated Intermediate Corporate Bond Fund, Institutional Shares	—	52,735	(14,788)	37,947	$363,536	$9,560	$—
Federated International Leaders Fund, Class R6	—	24,609	(2,772)	21,837	$705,112	$2,076	$—
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	Balance of Shares Held 12/16/2013	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2014	Value	Dividend Income/ Allocated Investment Income	Capital Gain Distributions/ Allocated Net Realized Gain
Federated Mortgage Core Portfolio	—	33,289	(13,894)	19,395	$192,595	$3,867	$—
Federated Prime Value Obligations Fund, Institutional Shares	—	5,581,162	(5,235,403)	345,759	$345,759	$106	$—
Federated Project and Trade Finance Core Fund	—	47,437	—	47,437	$454,925	$12,598	$215
Federated Prudent Bear Fund, Institutional Shares	—	30,367	(3,715)	26,652	$62,099	$—	$—
Federated U.S. Government Securities Fund: 2-5 Years, Institutional Shares	—	9,543	(9,543)	—	$—	$176	$—
High Yield Bond Portfolio	—	13,958	(3,598)	10,360	$68,167	$3,356	$—
TOTAL OF AFFILIATED TRANSACTIONS	—	5,801,170	(5,290,177)	510,993	$2,223,678	$32,889	$507
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6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the period ended October 31, 2014, were as follows:
Purchases	$6,171,271
Sales	$2,314,960
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2014, there were no outstanding loans. During the period ended October 31, 2014, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2014, there were no outstanding loans. During the period ended October 31, 2014, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal period ended October 31, 2014, 60.22% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the period ended October 31, 2014, 44.29% qualify for the dividends received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MANAGED RISK FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Managed Risk Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2014, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from December 16, 2013 (commencement of operations) through October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Managed Risk Fund as of October 31, 2014, and the results of its operations, changes in its net assets, and financial highlights for the period from December 16, 2013 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,005.80	$4.95
Institutional Shares	$1,000	$1,007.70	$3.69
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.27	$4.99
Institutional Shares	$1,000	$1,021.53	$3.72
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.98%
Institutional Shares	0.73%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
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Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
OFFICERS
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
James P. Gordon, Jr. Birth Date: March 28, 1961 101 Park Avenue 41st Floor New York, NY 10178 VICE PRESIDENT Officer since: August 2014 Portfolio Manager since: December 2013	Principal Occupations: James P. Gordon, Jr., Portfolio Manager, has been the Fund's Portfolio Manager since December 2013. He is Vice President of the Trust with respect to the Fund. Mr. Gordon joined Federated in September 2002 as Head of Quantitative Research and Analysis and Vice President of a Federated advisory subsidiary. He has been a Senior Vice President of the Fund's Co-Adviser since 2013. Previously, he was Vice President and Head of Quantitative Research for U.S. Equity at J.P. Morgan Investment Management, having joined as an analyst in April 1992. Mr. Gordon has received the Chartered Financial Analyst designation, and earned a B.S., Applied and Engineering Physics, and a M. Eng., Operations Research and Industrial Engineering from Cornell University, and an M.B.A. with a concentration in Finance and Business Policy from the University of Chicago.
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Evaluation and Approval of Advisory Contract–May 2014
Federated managed risk fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve these contracts reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously requested by the Board and provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the
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factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. Since the inception of the Fund and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board occurring since the Fund's inception, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts initially occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for
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exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the other Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also details any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several Funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated had previously furnished information, requested by the Senior Officer, that made estimates of the allocation of expenses, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports are unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds was reasonable. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many of the shareholders that have invested in the Fund since its inception may have done so on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contracts reflects its determination that, performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Subsequent to approval of advisory fees at its May 2014 meeting, the Board, at its August 2014 meeting, approved an amended contract under which three Federated entities, including the Fund's existing Adviser and sub-advisers, serve as co-advisers to the Fund. With respect to the amended contract, the Board considered that total advisory fees would remain the same under the amended contracts and substantive responsibilities and obligations of the co-advisers, collectively, with respect to the Fund would not change. The Board also noted that it would receive information regarding services provided by each co-adviser and the share of fees received for such services in connection with the annual renewal of the amended contract.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Managed Risk Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172156
CUSIP 314172149
Q451884 (12/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $405,300

Fiscal year ended 2013 - $360,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $60

Fiscal year ended 2013 - $145

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Fiscal year ended 2013- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,743 and $10,580 respectively. Fiscal year ended 2014- Audit consent fee for N-1A filing. Fiscal year ended 2013- Audit consent fee for N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $3,000

Fiscal year ended 2013 - $0

Fiscal year ended 2014- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $6,162 and $0 respectively. Fiscal year ended 2014- Service fee for transfer pricing analysis of co-advisory services.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $30,002 and $16,337 respectively. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2013- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $148,756

Fiscal year ended 2013 - $145,168

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2014

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2014